As filed with the Securities and Exchange Commission on January 9, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
(Registrant’s telephone number, including area code)

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)
ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	2.51%	6.80%	10.50%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	2.84%	7.16%	10.84%
Russell 2000® Index	-18.54%	5.56%	9.93%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.34% (Investor Class); 1.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Cornerstone Growth Fund returned 2.51%, outperforming both the Russell 2000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -18.54% and -14.61%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection within the Energy, Industrials, and Materials sectors. The largest contributors to performance within each of these sectors during the period were Nabors Industries Ltd., Titan International, Inc., and Sasol Ltd. Offsetting these gains were losses in holdings in the Financials sector. The largest detractor from performance in this sector was Mr. Cooper Group, Inc.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Energy, Materials, and Consumer Staples. Representative holdings within the Energy sector include PBF Energy, Inc. (Class A), Alliance Resource Partners, and Antero Resources Corporation. Continued high prices of oil, natural gas and other resources should continue to drive investor returns for many of the holdings within the Energy sector. Materials sector exposure includes Alpha Metallurgical Resources, Inc., and

HENNESSY FUNDS	1-800-966-4354
7

Commercial Metals Corporation. Consumer Staples sector exposure includes BJ’s Wholesale Club Holdings, Inc., Ingles Markets, Inc. (Class A), and Andersons, Inc. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady even in a rising interest rate environment with elevated inflation. We believe that our Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
PBF Energy, Inc., Class A	4.52%
Alpha Metallurgical Resources, Inc.	3.48%
Alliance Resource Partners LP	3.46%
Antero Resources Corp.	3.11%
Chesapeake Energy Corp.	2.86%
Marathon Petroleum Corp.	2.71%
McKesson Corp.	2.64%
Peabody Energy Corp.	2.62%
EnLink Midstream LLC	2.59%
Ranger Oil Corp.	2.58%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 91.97%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.63%
Scholastic Corp.	73,900	$2,818,546	1.63%

Consumer Discretionary – 3.10%
Build-A-Bear Workshop, Inc.	151,900	2,671,921	1.55%
Movado Group, Inc.	81,300	2,688,591	1.55%
		5,360,512	3.10%

Consumer Staples – 8.79%
BJ’s Wholesale Club Holdings, Inc. (a)	48,300	3,738,420	2.16%
Coca-Cola Consolidated, Inc.	5,500	2,678,555	1.55%
Ingles Markets, Inc.	37,600	3,548,312	2.05%
The Andersons, Inc.	81,300	2,867,451	1.66%
Tyson Foods, Inc., Class A	34,500	2,358,075	1.37%
		15,190,813	8.79%

Energy – 38.49%
Antero Resources Corp. (a)	146,600	5,374,356	3.11%
Arch Resources, Inc.	28,100	4,279,349	2.48%
Cenovus Energy, Inc. (b)	206,800	4,177,360	2.42%
Chesapeake Energy Corp.	48,300	4,939,641	2.86%
EnLink Midstream LLC	376,200	4,469,256	2.59%
Equinor ASA – ADR (b)	105,900	3,842,052	2.22%
Imperial Oil Ltd. (b)	73,200	3,987,936	2.31%
Laredo Petroleum, Inc. (a)	46,200	2,986,830	1.73%
Marathon Petroleum Corp.	41,300	4,692,506	2.71%
Nabors Industries Ltd. (a)(b)	25,200	4,385,556	2.54%
Oceaneering International, Inc. (a)	218,800	3,061,012	1.77%
PBF Energy, Inc., Class A (a)	176,500	7,810,125	4.52%
Peabody Energy Corp. (a)	189,500	4,529,050	2.62%
Ranger Oil Corp.	109,100	4,462,190	2.58%
Targa Resources Corp.	51,200	3,500,544	2.03%
		66,497,763	38.49%

Financials – 7.75%
American International Group, Inc.	51,500	2,935,500	1.70%
Encore Capital Group, Inc. (a)	44,400	2,260,848	1.31%
Mr. Cooper Group, Inc. (a)	62,000	2,448,380	1.42%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Old Republic International Corp.	120,800	$2,803,768	1.62%
Prudential Financial, Inc.	27,900	2,934,801	1.70%
		13,383,297	7.75%

Health Care – 7.60%
CVS Health Corp.	31,100	2,945,170	1.70%
Elevance Health Inc.	7,100	3,882,067	2.25%
McKesson Corp.	11,700	4,555,629	2.64%
Tenet Healthcare Corp. (a)	39,500	1,752,220	1.01%
		13,135,086	7.60%

Industrials – 14.68%
BlueLinx Holdings, Inc. (a)	37,100	2,614,066	1.51%
Boise Cascade Co.	38,500	2,570,645	1.49%
Builders FirstSource, Inc. (a)	44,300	2,731,538	1.58%
Daseke, Inc. (a)	279,600	1,666,416	0.96%
Eagle Bulk Shipping, Inc. (b)	58,800	2,844,744	1.65%
Grindrod Shipping Holdings Ltd. (b)	141,300	3,652,605	2.11%
Titan International, Inc. (a)	284,100	4,250,136	2.46%
Triumph Group, Inc. (a)	133,400	1,207,270	0.70%
Univar, Inc. (a)	108,500	2,764,580	1.60%
ZIM Integrated Shipping Services Ltd. (b)	45,500	1,068,795	0.62%
		25,370,795	14.68%

Materials – 9.93%
Alcoa Corp.	40,700	1,588,521	0.92%
Alpha Metallurgical Resources, Inc.	35,600	6,011,060	3.48%
Cabot Corp.	42,900	3,152,292	1.83%
Commercial Metals Co.	86,500	3,935,750	2.28%
Sasol Ltd. – ADR (b)	146,200	2,460,546	1.42%
		17,148,169	9.93%
Total Common Stocks
(Cost $149,471,600)		158,904,981	91.97%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

PARTNERSHIPS & TRUSTS – 5.80%	Number		% of
	of Shares	Value	Net Assets
Energy – 5.80%
Alliance Resource Partners LP	246,400	$5,982,592	3.46%
Energy Transfer Equity LP	316,300	4,039,151	2.34%

Total Partnerships & Trusts
(Cost $6,587,257)		10,021,743	5.80%

SHORT-TERM INVESTMENTS – 2.26%

Money Market Funds – 2.26%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	3,904,581	3,904,581	2.26%

Total Short-Term Investments
(Cost $3,904,581)		3,904,581	2.26%

Total Investments
(Cost $159,963,438) – 100.03%		172,831,305	100.03%
Liabilities in Excess of Other Assets – (0.03)%		(60,667)	(0.03)%

TOTAL NET ASSETS – 100.00%		$172,770,638	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,818,546	$—	$—	$2,818,546
Consumer Discretionary	5,360,512	—	—	5,360,512
Consumer Staples	15,190,813	—	—	15,190,813
Energy	66,497,763	—	—	66,497,763
Financials	13,383,297	—	—	13,383,297
Health Care	13,135,086	—	—	13,135,086
Industrials	25,370,795	—	—	25,370,795
Materials	17,148,169	—	—	17,148,169
Total Common Stocks	$158,904,981	$—	$—	$158,904,981
Partnerships & Trusts
Energy	$10,021,743	$—	$—	$10,021,743
Total Partnerships & Trusts	$10,021,743	$—	$—	$10,021,743
Short-Term Investments
Money Market Funds	$3,904,581	$—	$—	$3,904,581
Total Short-Term Investments	$3,904,581	$—	$—	$3,904,581
Total Investments	$172,831,305	$—	$—	$172,831,305

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $159,963,438)	$172,831,305
Dividends and interest receivable	58,114
Receivable for fund shares sold	19,745
Return of capital receivable	60,243
Prepaid expenses and other assets	28,362
Total assets	172,997,769

LIABILITIES:
Payable for fund shares redeemed	20,133
Payable to advisor	100,275
Payable to administrator	32,019
Payable to auditor	22,749
Accrued distribution fees	19,604
Accrued service fees	12,203
Accrued trustees fees	6,152
Accrued expenses and other payables	13,996
Total liabilities	227,131
NET ASSETS	$172,770,638

NET ASSETS CONSISTS OF:
Capital stock	$156,245,939
Total distributable earnings	16,524,699
Total net assets	$172,770,638

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$154,248,000
Shares issued and outstanding	6,407,389
Net asset value, offering price, and redemption price per share	$24.07

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,522,638
Shares issued and outstanding	735,917
Net asset value, offering price, and redemption price per share	$25.17

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Distributions received from master limited partnerships	$293,568
Return of capital on distributions received	(293,568)
Dividend income from common stock(1)	3,887,533
Interest income	36,687
Total investment income	3,924,220

EXPENSES:
Investment advisory fees (See Note 5)	1,197,953
Distribution fees – Investor Class (See Note 5)	217,930
Sub-transfer agent expenses – Investor Class (See Note 5)	191,867
Sub-transfer agent expenses – Institutional Class (See Note 5)	10,384
Administration, accounting, custody, and transfer agent fees (See Note 5)	191,675
Service fees – Investor Class (See Note 5)	145,286
Federal and state registration fees	32,636
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Trustees’ fees and expenses	19,923
Reports to shareholders	15,534
Legal fees	2,732
Interest expense (See Note 7)	2,514
Other expenses	27,523
Total expenses	2,103,216
NET INVESTMENT INCOME	$1,821,004

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,008,127
Net change in unrealized appreciation/depreciation on investments	(4,443,482)
Net loss on investments	(435,355)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,385,649

(1)	Net of foreign taxes withheld and issuance fees of $312,074.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income (loss)	$1,821,004	$(785,532)
Net realized gain on investments	4,008,127	41,914,519
Net change in unrealized
appreciation/depreciation on investments	(4,443,482)	18,604,616
Net increase in net assets resulting from operations	1,385,649	59,733,603

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(33,524,164)	—
Distributable earnings – Institutional Class	(3,505,908)	—
Total distributions	(37,030,072)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	21,825,715	7,853,848
Proceeds from shares subscribed – Institutional Class	21,704,478	1,438,342
Dividends reinvested – Investor Class	32,429,645	—
Dividends reinvested – Institutional Class	3,066,398	—
Cost of shares redeemed – Investor Class	(21,756,715)	(20,954,269)
Cost of shares redeemed – Institutional Class	(16,595,253)	(2,945,640)
Net increase (decrease) in net assets derived
from capital share transactions	40,674,268	(14,607,719)
TOTAL INCREASE IN NET ASSETS	5,029,845	45,125,884

NET ASSETS:
Beginning of year	167,740,793	122,614,909
End of year	$172,770,638	$167,740,793

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	919,385	276,838
Shares sold – Institutional Class	849,055	49,401
Shares issued to holders as reinvestment
of dividends – Investor Class	1,319,351	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	119,641	—
Shares redeemed – Investor Class	(925,080)	(755,784)
Shares redeemed – Institutional Class	(740,429)	(105,327)
Net increase (decrease) in shares outstanding	1,541,923	(534,872)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$29.83	$19.91		$19.15		$22.17		$24.16

0.26 (1)	(0.14	)(1)	(0.08	)(1)	(0.01	)(1)	(0.17)
0.62	10.06		0.84		(1.19)		(1.82)
0.88	9.92		0.76		(1.20)		(1.99)

(6.64)	—		—		(1.82)		—
(6.64)	—		—		(1.82)		—
$24.07	$29.83		$19.91		$19.15		$22.17

2.51%	49.82%		3.97%		-5.19%		-8.24%

$154.25	$151.96		$110.96		$125.10		$158.98
1.33%	1.34%		1.36%		1.34%		1.30%
1.10%	(0.51)%		(0.45)%		(0.07)%		(0.56)%
102%	98%		98%		95%		133%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020		2019	2018

$31.09	$20.68		$19.83		$22.88	$24.85

0.34 (1)	(0.05	)(1)	(0.03	)(1)	0.05 (1)	0.11
0.67	10.46		0.88		(1.22)	(2.08)
1.01	10.41		0.85		(1.17)	(1.97)

(6.93)	—		—		(1.88)	—
(6.93)	—		—		(1.88)	—
$25.17	$31.09		$20.68		$19.83	$22.88

2.84%	50.34%		4.29%		-4.86%	-7.93%

$18.52	$15.78		$11.65		$14.62	$20.52
1.01%	1.01%		1.05%		1.01%	0.96%
1.38%	(0.17)%		(0.14)%		0.27%	(0.23)%
102%	98%		98%		95%	133%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(1,181,652)	$1,181,652

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

HENNESSY FUNDS	1-800-966-4354
21

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer

HENNESSY FUNDS	1-800-966-4354
23

represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $166,059,146 and $162,217,964, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
25

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $58,701 and 4.22%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $3,565,000. As October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$161,148,951
Gross tax unrealized appreciation	$28,530,051
Gross tax unrealized depreciation	(16,847,697)
Net tax unrealized appreciation/(depreciation)	$11,682,354
Undistributed ordinary income	$829,382
Undistributed long-term capital gains	4,012,963
Total distributable earnings	$4,842,345
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$16,524,699

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

As of October 31,2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	37,030,072	—
Total distributions	$37,030,072	$—

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	0.55021
Institutional Class	0.57544

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,045.20	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

Institutional Class
Actual	$1,000.00	$1,047.00	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	-25.55%	5.23%	9.73%
Hennessy Focus Fund –
Institutional Class (HFCIX)	-25.27%	5.62%	10.12%
Russell 3000® Index	-16.52%	9.87%	12.46%
Russell Mid Cap® Growth Index	-28.94%	8.66%	11.95%

Expense ratios: 1.49% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 96% of the investable U.S. equity market. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index that measures the performance of the mid-cap growth segment of the U.S. equity market. The Russell Midcap® Growth Index comprises those companies in the Russell Midcap® Index with relatively higher price-to-book ratios, higher forecasted growth values, and higher sales per share historical growth. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA

Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Focus Fund returned -25.55%, underperforming the Russell 3000® Index (the Fund’s primary index), which returned -16.52%, but outperforming the Russell Midcap® Growth Index, which returned -28.94%, for the same period.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., Shenandoah Telecommunications Company, and Marlin Business Services Corp. The Fund no longer holds shares of Marlin Business Services Corp. as the company was acquired by a private equity firm in January 2022. Leadings detractors from the Fund’s performance were CarMax, Inc., Brookfield Asset Management, Inc., and RH.

With the exception of Marlin Business Services Corp., the Fund continues to hold all the companies mentioned.

Portfolio Strategy:

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five-year and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Investment Commentary:

The macroeconomic environment continues to be challenging. Persistent high inflation, rising interest rates, hawkish comments from the Federal Reserve, a rapidly strengthening dollar, and growing signs of economic slowdown contributed to a year of negative market performance.

Earnings growth for the Russell 3000® Index is still forecast to be a positive mid-single digit rate over 2022 and 2023, but this is down from a high-single digit rate forecast at the beginning of this calendar year.

In our portfolio, we forecast a low-single digit annualized earnings growth rate over 2022 and 2023, which is down from our original expectation of a low-double digit growth rate. Against this backdrop, we have seen a significant decline in portfolio price year-to-date. Our portfolio now trades at 13x our 2023 earnings estimates (versus 16x for the Russell 3000® Index), the lowest multiple since 2011.

Looking below the portfolio’s surface, most businesses we own continue to experience good business trends with growing revenue and profits. It is the businesses we own with more cyclical exposure (most notably, about 17% of assets are in housing and big-ticket consumer discretionary markets) that have had their stocks hit the hardest. Many of these businesses are now down 40-50%-plus in calendar 2022, and are trading at high-single

HENNESSY FUNDS	1-800-966-4354
7

digit and low-double digit multiples of our earnings estimates compared to more normal high teens multiples. At these prices, we think the market has already discounted a recession – and corresponding negative earnings revisions – into these stocks.

Recession or not, we do not think it will matter much to our portfolio in the fullness of time. Near-term earnings results are but a small part of the long-term stream of future cash flows that dictate what a company should be worth. And, as we have seen in past recessions, the types of companies that we typically own – industry leaders with strong balance sheets and excellent management teams – can sometimes use a recession to create a step function increase in long-term value by taking advantage of consolidation and expansion opportunities that would not otherwise exist.

The economy and spending patterns have been highly unusual since the emergence of COVID-19, with demand fluctuating wildly across time and industry. This begs the question, how reliable are current earnings as an indicator of value? Are recent earnings reflective of enduring earnings power, or are our companies over-earning?

Overall, we do not think our businesses are over-earning. We own long-established companies with observable revenue and profit patterns often across a decade or more. We can rewind the clock to before the pandemic to get an understanding of baseline earnings, and extrapolate from there to estimate what profitability might have been today if the pandemic had not occurred. Current estimates do not depart significantly from our “COVID normalized” analysis, giving us confidence in the underlying earnings power of these businesses and their eventual stock price recovery.

We contrast this profile with those of the many speculative high-growth technology and “story” stocks that are valued based upon projections of huge margin expansion and revenue growth far in the future. While some of these businesses will achieve their promise, we suspect that most will not, and equity holders will suffer a permanent impairment of capital.

During turbulent times, we gain confidence from owning a portfolio of high-quality, well run, cash generative businesses at reasonable valuations that we believe are going to grow their earnings significantly over the next five and ten years. At the beginning of 2022, an investor would have had to pay roughly 18x earnings for our portfolio of businesses, but would now pay roughly 13x. While our expectations for near-term earnings growth have diminished, our long-term outlook is largely unchanged. We view this as a very attractive investment setup.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic, and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not representative of the Fund’s future performance.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Markel Corp.	10.98%
Brookfield Asset Management, Inc., Class A	10.40%
Encore Capital Group, Inc.	10.00%
Aon PLC	9.68%
American Tower Corp., Class A	9.60%
O’Reilly Automotive, Inc.	8.75%
CarMax, Inc.	6.52%
Ashtead Group PLC	6.06%
SS&C Technologies Holdings, Inc.	5.21%
CDW Corp.	4.25%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 88.26%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.41%
AST SpaceMobile, Inc. (a)	1,247,902	$9,022,332	1.22%
Shenandoah Telecommunications Co.	716,737	16,241,260	2.19%
		25,263,592	3.41%

Consumer Discretionary – 21.35%
CarMax, Inc. (a)	766,122	48,273,347	6.52%
NVR, Inc. (a)	4,388	18,595,247	2.51%
O’Reilly Automotive, Inc. (a)	77,416	64,810,353	8.75%
Restoration Hardware Holdings, Inc. (a)	104,116	26,438,176	3.57%
		158,117,123	21.35%

Financials – 41.14%
Aon PLC (b)	254,710	71,698,318	9.68%
Brookfield Asset Management, Inc., Class A (b)	1,944,242	77,011,425	10.40%
Brookfield Asset Management Reinsurance Partners Ltd. (b)	15,721	622,473	0.08%
Encore Capital Group, Inc. (a)(d)	1,454,910	74,084,017	10.00%
Markel Corp. (a)	67,398	81,288,728	10.98%
		304,704,961	41.14%

Industrials – 10.79%
Allegiant Travel Co. (a)	1,000	75,050	0.01%
American Woodmark Corp. (a)	691,441	31,356,849	4.24%
Ashtead Group PLC (b)	860,196	44,884,595	6.06%
Mistras Group, Inc. (a)	778,984	3,583,327	0.48%
		79,899,821	10.79%

Information Technology – 11.57%
Applied Materials, Inc.	1,000	88,290	0.01%
CDW Corp.	182,239	31,492,721	4.25%
Lam Research Corp.	38,460	15,567,839	2.10%
SS&C Technologies Holdings, Inc.	749,303	38,529,160	5.21%
		85,678,010	11.57%

Total Common Stocks
(Cost $294,777,048)		653,663,507	88.26%

REITS – 9.60%

Real Estate – 9.60%
American Tower Corp., Class A	343,268	71,121,697	9.60%

Total REITS
(Cost $264,316)		71,121,697	9.60%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.13%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.13%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	15,804,549	$15,804,549	2.13%

Total Short-Term Investments
(Cost $15,804,549)		15,804,549	2.13%

Total Investments
(Cost $310,845,913) – 99.99%		740,589,753	99.99%
Other Assets in Excess of Liabilities – 0.01%		31,648	0.01%

TOTAL NET ASSETS – 100.00%		$740,621,401	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended. Details of transactions with affiliated companies for the year ended October 31, 2022, are as follows:

	Value at		Sales	Realized	Corporate
Common Stocks	November 1, 2021	Purchases	Proceeds	Gain/Loss	Actions
Encore Capital Group, Inc.	$113,892,311	$—	$(39,916,395)	$14,414,103	$—
Sub-total for affiliates
held as of 10/31/2022(1)	113,892,311	—	(39,916,395)	14,414,103	—
Marlin Business Services Corp	22,009,457	—	(12,347,191)	7,721,670	(10,183,161)
Sub-total for securities
no longer affiliates
as of 10/31/2022(2)	22,009,457	—	(12,347,191)	7,721,670	(10,183,161)
	$135,901,768	$—	$(52,263,586)	$22,135,773	$(10,183,161)

	Net Change
	in Unrealized		Value at
	Appreciation /		October 31,
Common Stocks	Depreciation	Dividends	2022	Shares
Encore Capital Group, Inc.	$(14,306,002)	$—	$74,084,017	1,454,910
Sub-total for affiliates
held as of 10/31/2022(1)	(14,306,002)	—	74,084,017	1,454,910
Marlin Business Services Corp	(7,200,775)	134,438	—	—
Sub-total for securities
no longer affiliates
as of 10/31/2022(2)	(7,200,775)	134,438	—	—
	$(21,506,777)	$134,438	$74,084,017	1,454,910

(1)	At October 31, 2022, this security represented 10.00% of the Fund’s net assets.
(2)	At October 31, 2022, this security was no longer an affiliate of the Fund.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$25,263,592	$—	$—	$25,263,592
Consumer Discretionary	158,117,123	—	—	158,117,123
Financials	304,704,961	—	—	304,704,961
Industrials	79,899,821	—	—	79,899,821
Information Technology	85,678,010	—	—	85,678,010
Total Common Stocks	$653,663,507	$—	$—	$653,663,507
REITS
Real Estate	$71,121,697	$—	$—	$71,121,697
Total REITS	$71,121,697	$—	$—	$71,121,697
Short-Term Investments
Money Market Funds	$15,804,549	$—	$—	$15,804,549
Total Short-Term Investments	$15,804,549	$—	$—	$15,804,549
Total Investments	$740,589,753	$—	$—	$740,589,753

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in unaffiliated securities, at value (cost $274,749,448)	$666,505,736
Investments in affiliated securities, at value (cost $36,096,465)	74,084,017
Total investments in securities, at value (cost $310,845,913)	740,589,753
Dividends and interest receivable	179,219
Receivable for fund shares sold	396,799
Receivable for securities sold	1,451,847
Prepaid expenses and other assets	63,472
Total assets	742,681,090

LIABILITIES:
Payable for fund shares redeemed	1,133,622
Payable to advisor	546,817
Payable to administrator	146,252
Payable to auditor	22,744
Accrued distribution fees	78,028
Accrued service fees	35,352
Accrued trustees fees	15,560
Accrued expenses and other payables	81,314
Total liabilities	2,059,689
NET ASSETS	$740,621,401

NET ASSETS CONSISTS OF:
Capital stock	$230,773,745
Total distributable earnings	509,847,656
Total net assets	$740,621,401

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$431,667,610
Shares issued and outstanding	8,444,828
Net asset value, offering price, and redemption price per share	$51.12

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$308,953,791
Shares issued and outstanding	5,792,598
Net asset value, offering price, and redemption price per share	$53.34

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$5,464,602
Dividend income from affiliated securities	134,438
Interest income	124,356
Total investment income	5,723,396

EXPENSES:
Investment advisory fees (See Note 5)	8,586,390
Sub-transfer agent expenses – Investor Class (See Note 5)	1,194,214
Sub-transfer agent expenses – Institutional Class (See Note 5)	327,115
Administration, accounting, custody, and transfer agent fees (See Note 5)	1,068,471
Distribution fees – Investor Class (See Note 5)	834,666
Service fees – Investor Class (See Note 5)	556,444
Federal and state registration fees	55,206
Reports to shareholders	53,911
Trustees’ fees and expenses	44,654
Compliance expense (See Note 5)	24,507
Audit fees	22,743
Legal fees	16,017
Other expenses	152,172
Total expenses	12,936,510
NET INVESTMENT LOSS	$(7,213,114)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$84,985,334
Affiliated investments	22,135,773
Net change in unrealized appreciation/depreciation on investments
Unaffiliated investments	(355,494,316)
Affiliated investments	(21,506,777)
Net loss on investments	(269,879,986)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(277,093,100)

(1)	Net of foreign taxes withheld of $169,166.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment loss	$(7,213,114)	$(8,433,350)
Net realized gain on investments	107,121,107	223,830,997
Net change in unrealized
appreciation/depreciation on investments	(377,001,093)	262,240,110
Net increase (decrease) in net
assets resulting from operations	(277,093,100)	477,637,757

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(102,832,917)	(202,897,649)
Distributable earnings – Institutional Class	(74,423,824)	(111,878,455)
Total distributions	(177,256,741)	(314,776,104)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	13,194,104	38,949,266
Proceeds from shares subscribed – Institutional Class	64,242,530	214,555,313
Dividends reinvested – Investor Class	100,142,196	198,099,143
Dividends reinvested – Institutional Class	68,169,964	100,565,261
Cost of shares redeemed – Investor Class	(125,473,751)	(305,916,863)
Cost of shares redeemed – Institutional Class	(133,218,468)	(267,470,520)
Net decrease in net assets derived
from capital share transactions	(12,943,425)	(21,218,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(467,293,266)	141,643,253

NET ASSETS:
Beginning of year	1,207,914,667	1,066,271,414
End of year	$740,621,401	$1,207,914,667

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	208,254	541,194
Shares sold – Institutional Class	993,681	2,870,484
Shares issued to holders as reinvestment
of dividends – Investor Class	1,451,336	3,250,724
Shares issued to holders as reinvestment
of dividends – Institutional Class	950,104	1,592,734
Shares redeemed – Investor Class	(2,029,388)	(4,446,090)
Shares redeemed – Institutional Class	(2,110,055)	(3,724,618)
Net increase (decrease) in shares outstanding	(536,068)	84,428

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$80.48		$71.68		$85.11		$83.20		$84.92

(0.56	)(1)	(0.63	)(1)	(0.66	)(1)	(0.52	)(1)	(0.86)
(16.93)		31.46		(4.21)		16.90		(0.85)
(17.49)		30.83		(4.87)		16.38		(1.71)

(11.87)		(22.03)		(8.56)		(14.47)		(0.01)
(11.87)		(22.03)		(8.56)		(14.47)		(0.01)
$51.12		$80.48		$71.68		$85.11		$83.20

-25.55%		52.87%		-6.79%		24.16%		-2.02%

$431.67		$709.40		$678.72		$1,213.20		$1,339.45
1.52%		1.49%		1.51%		1.47%		1.47%
(0.92)%		(0.88)%		(0.88)%		(0.67)%		(0.72)%
5%		4%		5%		2%		13%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$83.66		$74.24		$87.83		$85.66		$87.10

(0.34	)(1)	(0.37	)(1)	(0.39	)(1)	(0.25	)(1)	(0.28)
(17.63)		32.62		(4.36)		17.41		(1.15)
(17.97)		32.25		(4.75)		17.16		(1.43)

(12.35)		(22.83)		(8.84)		(14.99)		(0.01)
(12.35)		(22.83)		(8.84)		(14.99)		(0.01)
$53.34		$83.66		$74.24		$87.83		$85.66

-25.27%		53.43%		-6.45%		24.59%		-1.65%

$308.95		$498.51		$387.55		$586.25		$811.96
1.13%		1.12%		1.14%		1.12%		1.09%
(0.53)%		(0.50)%		(0.51)%		(0.32)%		(0.34)%
5%		4%		5%		2%		13%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(11,368,006)	$11,368,006

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

HENNESSY FUNDS	1-800-966-4354
21

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

l).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

m).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending

HENNESSY FUNDS	1-800-966-4354
23

NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $47,097,396 and $227,093,692, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and

HENNESSY FUNDS	1-800-966-4354
25

financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund did not have any borrowings outstanding under the line of credit.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$310,845,913
Gross tax unrealized appreciation	$447,244,293
Gross tax unrealized depreciation	(17,500,453)
Net tax unrealized appreciation/(depreciation)	$429,743,840
Undistributed ordinary income	$—
Undistributed long-term capital gains	94,218,241
Total distributable earnings	$94,218,241
Other accumulated gain/(loss)	$(14,114,425)
Total accumulated gain/(loss)	$509,847,656

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $14,114,425. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	177,256,741	314,776,104
Total distributions	$177,256,741	$314,776,104

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	6.84360
Institutional Class	7.14363

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 897.50	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Institutional Class
Actual	$1,000.00	$ 899.00	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	7.12%	9.29%	11.34%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	7.52%	9.68%	11.72%
Russell Midcap® Index	-17.17%	7.95%	11.36%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.36% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is a subset of the Russell 1000® Index that measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap® Index comprises approximately 800 of the smallest securities in the Russell 1000® Index, representing approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 7.12%, outperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -17.17% and -14.61%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection within the Energy, Health Care, and Materials sectors. The largest contributors to performance within each of these sectors during the period were Peabody Energy Corporation, AdaptHealth Corporation, and Commercial Metals Corporation. Offsetting these gains were losses in holdings in the Consumer Discretionary, Financials, and Consumer Staples sectors. The largest detractors from performance during the period within each of these sectors were Bed Bath & Beyond, Inc., First American Financial Corporation, and Spectrum Brands Holdings, Inc.

After the Fund’s recent annual rebalance and through October 31, 2022, the Fund continues to own Peabody Energy Corporation, AdaptHealth Corporation, and Commercial Metals Corporation.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to construct a concentrated portfolio of attractively valued, growing mid-cap companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

At the end of the fiscal year and after the Fund’s recent annual rebalance, sectors in which the Fund currently maintains significant overweight positions include Energy, Consumer Discretionary, and Materials. Representative holdings within the Energy sector

HENNESSY FUNDS	1-800-966-4354
7

include PBF Energy, Inc. (Class A), W&T Offshore, Inc., and CVR Energy, Inc. Continued high prices of oil, natural gas, and other resources should continue to drive investor returns for many of the holdings within the Energy sector. Consumer Discretionary exposure includes Visteon Corporation, Academy Sports & Outdoors, Inc., and Dick’s Sporting Goods, Inc. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady even in a rising interest rate environment with elevated inflation. Materials exposure includes Commercial Metals Corporation, Graphic Packaging Holding Corporation, and ATI, Inc. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
PBF Energy, Inc., Class A	4.01%
AdaptHealth Corp.	3.89%
Unum Group	3.68%
EMCOR Group, Inc.	3.64%
CVR Energy, Inc.	3.58%
W&T Offshore, Inc.	3.57%
Commercial Metals Co.	3.44%
Murphy USA, Inc.	3.43%
Visteon Corp.	3.38%
Casey’s General Stores, Inc.	3.32%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 94.46%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 21.56%
Academy Sports & Outdoors, Inc.	283,100	$12,464,893	3.20%
AutoNation, Inc. (a)	97,700	10,386,487	2.67%
Dick’s Sporting Goods, Inc.	113,100	12,866,256	3.30%
Murphy USA, Inc.	42,500	13,366,675	3.43%
Penske Automotive Group, Inc.	102,900	11,485,698	2.95%
Sonic Automotive, Inc.	219,500	10,261,625	2.63%
Visteon Corp. (a)	100,800	13,151,376	3.38%
		83,983,010	21.56%

Consumer Staples – 9.85%
BJ’s Wholesale Club Holdings, Inc. (a)	165,900	12,840,660	3.30%
Cal-Maine Foods, Inc.	222,900	12,596,079	3.23%
Casey’s General Stores, Inc.	55,600	12,938,676	3.32%
		38,375,415	9.85%

Energy – 23.05%
CVR Energy, Inc.	357,300	13,956,138	3.58%
Delek US Holdings, Inc.	424,100	12,578,806	3.23%
Green Plains, Inc. (a)	337,600	9,753,264	2.50%
PBF Energy, Inc., Class A (a)	352,634	15,604,054	4.01%
Peabody Energy Corp. (a)	487,600	11,653,640	2.99%
Plains GP Holdings LP, Class A	985,700	12,360,678	3.17%
W&T Offshore, Inc. (a)	1,834,000	13,920,060	3.57%
		89,826,640	23.05%

Financials – 3.68%
Unum Group	314,300	14,328,937	3.68%

Health Care – 3.89%
AdaptHealth Corp. (a)	664,900	15,159,720	3.89%

Industrials – 16.56%
Clean Harbors, Inc. (a)	101,300	12,405,198	3.18%
Dycom Industries, Inc. (a)	107,000	12,645,260	3.25%
EMCOR Group, Inc.	100,600	14,194,660	3.64%
Encore Wire Corp.	90,800	12,493,172	3.21%
WESCO International, Inc. (a)	92,800	12,785,056	3.28%
		64,523,346	16.56%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 3.28%
Super Micro Computer, Inc. (a)	183,400	$12,762,806	3.28%

Materials – 12.59%
ATI, Inc. (a)	393,800	11,719,488	3.01%
Commercial Metals Co.	294,400	13,395,200	3.44%
Graphic Packaging Holding Co.	533,000	12,237,680	3.14%
Sonoco Products Co.	188,600	11,708,288	3.00%
		49,060,656	12.59%

Total Common Stocks
(Cost $331,754,351)		368,020,530	94.46%

PARTNERSHIPS & TRUSTS – 3.18%

Energy – 3.18%
Plains All American Pipeline LP	1,036,100	12,402,117	3.18%

Total Partnerships & Trusts
(Cost $10,138,592)		12,402,117	3.18%

SHORT-TERM INVESTMENTS – 2.13%

Money Market Funds – 2.13%
First American Government Obligations Fund,
Institutional Class, 2.93% (b)	8,302,627	8,302,627	2.13%

Total Short-Term Investments
(Cost $8,302,627)		8,302,627	2.13%

Total Investments
(Cost $350,195,570) – 99.77%		388,725,274	99.77%
Other Assets in Excess of Liabilities – 0.23%		895,222	0.23%

TOTAL NET ASSETS – 100.00%		$389,620,496	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$83,983,010	$—	$—	$83,983,010
Consumer Staples	38,375,415	—	—	38,375,415
Energy	89,826,640	—	—	89,826,640
Financials	14,328,937	—	—	14,328,937
Health Care	15,159,720	—	—	15,159,720
Industrials	64,523,346	—	—	64,523,346
Information Technology	12,762,806	—	—	12,762,806
Materials	49,060,656	—	—	49,060,656
Total Common Stocks	$368,020,530	$—	$—	$368,020,530
Partnerships & Trusts
Energy	$12,402,117	$—	$—	$12,402,117
Total Partnerships & Trusts	$12,402,117	$—	$—	$12,402,117
Short-Term Investments
Money Market Funds	$8,302,627	$—	$—	$8,302,627
Total Short-Term Investments	$8,302,627	$—	$—	$8,302,627
Total Investments	$388,725,274	$—	$—	$388,725,274

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $350,195,570)	$388,725,274
Dividends and interest receivable	376,802
Receivable for fund shares sold	709,112
Return of capital receivable	439,742
Prepaid expenses and other assets	30,822
Total assets	390,281,752

LIABILITIES:
Payable for fund shares redeemed	242,669
Payable to advisor	228,156
Payable to administrator	70,979
Payable to auditor	22,749
Accrued distribution fees	30,212
Accrued service fees	17,141
Accrued trustees fees	8,164
Accrued expenses and other payables	41,186
Total liabilities	661,256
NET ASSETS	$389,620,496

NET ASSETS CONSISTS OF:
Capital stock	$288,704,651
Total distributable earnings	100,915,845
Total net assets	$389,620,496

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$214,996,177
Shares issued and outstanding	10,320,377
Net asset value, offering price, and redemption price per share	$20.83

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$174,624,319
Shares issued and outstanding	7,996,169
Net asset value, offering price, and redemption price per share	$21.84

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Distributions received from master limited partnerships	$995,060
Return of capital on distributions received	(995,060)
Dividend income from common stock	8,145,662
Interest income	70,836
Total investment income	8,216,498

EXPENSES:
Investment advisory fees (See Note 5)	2,779,195
Sub-transfer agent expenses – Investor Class (See Note 5)	412,030
Sub-transfer agent expenses – Institutional Class (See Note 5)	150,373
Administration, accounting, custody, and transfer agent fees (See Note 5)	429,912
Distribution fees – Investor Class (See Note 5)	314,642
Service fees – Investor Class (See Note 5)	209,761
Federal and state registration fees	35,080
Reports to shareholders	30,626
Trustees’ fees and expenses	25,308
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Legal fees	6,261
Other expenses	57,356
Total expenses	4,497,803
NET INVESTMENT INCOME	$3,718,695

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$112,575,778
Net change in unrealized appreciation/depreciation on investments	(90,874,972)
Net gain on investments	21,700,806
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,419,501

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income (loss)	$3,718,695	$(2,309,361)
Net realized gain on investments	112,575,778	20,131,190
Net change in unrealized
appreciation/depreciation on investments	(90,874,972)	130,334,890
Net increase in net assets resulting from operations	25,419,501	148,156,719

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,694,691)	—
Distributable earnings – Institutional Class	(2,816,027)	—
Total distributions	(6,510,718)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	15,003,867	27,799,744
Proceeds from shares subscribed – Institutional Class	31,051,642	11,595,887
Dividends reinvested – Investor Class	3,639,869	—
Dividends reinvested – Institutional Class	2,742,901	—
Cost of shares redeemed – Investor Class	(33,887,466)	(81,876,744)
Cost of shares redeemed – Institutional Class	(36,606,351)	(41,705,014)
Net decrease in net assets derived
from capital share transactions	(18,055,538)	(84,186,127)
TOTAL INCREASE IN NET ASSETS	853,245	63,970,592

NET ASSETS:
Beginning of year	388,767,251	324,796,659
End of year	$389,620,496	$388,767,251

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	762,770	1,537,236
Shares sold – Institutional Class	1,496,059	580,302
Shares issued to holders as reinvestment
of dividends – Investor Class	184,671	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	133,150	—
Shares redeemed – Investor Class	(1,726,740)	(4,659,617)
Shares redeemed – Institutional Class	(1,822,025)	(2,247,525)
Net decrease in shares outstanding	(972,115)	(4,789,604)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$19.78	$13.27		$12.01		$16.87		$22.46

0.17 (1)	(0.14	)(1)	(0.03	)(1)	(0.02	)(1)	(0.06)
1.22	6.65		1.29		(0.34)		(1.87)
1.39	6.51		1.26		(0.36)		(1.93)

(0.34)	—		—		—		—
—	—		—		(4.50)		(3.66)
(0.34)	—		—		(4.50)		(3.66)
$20.83	$19.78		$13.27		$12.01		$16.87

7.12%	49.06%		10.49%		-1.22%		-10.54%

$215.00	$219.58		$188.71		$206.11		$338.39
1.35%	1.36%		1.37%		1.36%		1.31%
0.84%	(0.74)%		(0.27)%		(0.15)%		(0.47)%
176%	0%		94%		70%		181%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$20.66	$13.81		$12.46	$17.38	$23.07

0.24 (1)	(0.07	)(1)	0.01 (1)	0.03 (1)	(0.00	)(2)
1.29	6.92		1.34	(0.36)	(1.92)
1.53	6.85		1.35	(0.33)	(1.92)

(0.35)	—		—	—	—
—	—		—	(4.59)	(3.77)
(0.35)	—		—	(4.59)	(3.77)
$21.84	$20.66		$13.81	$12.46	$17.38

7.52%	49.60%		10.83%	-0.84%	-10.22%

$174.62	$169.19		$136.09	$168.79	$329.30
1.00%	0.99%		1.01%	1.00%	0.95%
1.18%	(0.38)%		0.09%	0.20%	(0.12)%
176%	0%		94%	70%	181%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(14,078,053)	$14,078,053

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

HENNESSY FUNDS	1-800-966-4354
21

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity

HENNESSY FUNDS	1-800-966-4354
23

Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $645,026,906 and $662,289,667, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
25

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$350,134,418
Gross tax unrealized appreciation	$46,088,095
Gross tax unrealized depreciation	(7,497,239)
Net tax unrealized appreciation/(depreciation)	$38,590,856
Undistributed ordinary income	$—
Undistributed long-term capital gains	67,483,803
Total distributable earnings	$67,483,803
Other accumulated gain/(loss)	$(5,158,814)
Total accumulated gain/(loss)	$100,915,845

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2022, the capital losses utilized by the Fund were $31,210,954.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $5,158,814. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$6,510,718	$—
Long-term capital gains	—	—
Total distributions	$6,510,718	$—

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	3.60395
Institutional Class	3.77950

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,053.60	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

Institutional Class
Actual	$1,000.00	$1,055.60	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	-12.76%	8.44%	10.53%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	-12.52%	8.74%	10.80%
Russell 1000® Index	-16.38%	10.19%	12.66%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.29% (Investor Class); 1.04% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned -12.76%, outperforming both the Russell 1000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -16.38% and -14.61%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted from stock selection in the Health Care, Consumer Staples, and Energy sectors. The largest contributors to performance within each of these sectors during the period were Cardinal Health, Inc, Kroger Corporation, and APA Corporation. The largest detractors from performance during the period were investments in the Financials, Materials, and Consumer Discretionary sectors. The largest detractors from performance within each of these sectors included Coinbase Global, Inc., Cleveland-Cliffs, Inc., and Best Buy Company, Inc.

The Fund continues to own all the companies mentioned except Kroger Corporation.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that may be overlooked by other investors by selecting 50 larger-cap stocks that have relatively low price-to-cash-flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Materials, Industrials, and Consumer Discretionary. Representative holdings within the Materials sector include Steel Dynamics, Inc., CF Industries Holdings, Inc., and Reliance Steel & Aluminum Corporation. Industrials exposure includes Northrop Grumman Corporation, Snap-On, Inc., and C.H. Robinson Worldwide, Inc. Consumer Discretionary

HENNESSY FUNDS	1-800-966-4354
7

exposure includes Darden Restaurants, Inc., D.R. Horton, Inc., and Tapestry, Inc. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady even in a rising interest rate environment with elevated inflation. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transfered into and out of a company.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cardinal Health, Inc.	3.05%
Gilead Sciences Inc.	3.04%
Northrop Grumman Corp.	2.96%
Steel Dynamics, Inc.	2.66%
APA Corp.	2.65%
Regeneron Pharmaceuticals, Inc.	2.54%
CF Industries Holdings, Inc.	2.53%
Darden Restaurants, Inc.	2.52%
Snap-on, Inc.	2.43%
Reliance Steel & Aluminum Co.	2.42%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 98.49%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.20%
Meta Platforms, Inc. (a)	13,700	$1,276,292	0.98%
Sirius XM Holdings, Inc.	477,500	2,884,100	2.22%
		4,160,392	3.20%

Consumer Discretionary – 17.05%
Bath & Body Works, Inc. (a)	58,400	1,949,392	1.50%
Best Buy Co., Inc.	30,100	2,059,141	1.59%
Darden Restaurants, Inc.	22,900	3,277,906	2.52%
DR Horton, Inc.	35,900	2,759,992	2.12%
NVR, Inc. (a)	600	2,542,650	1.96%
PulteGroup, Inc.	63,000	2,519,370	1.94%
Tapestry, Inc.	79,700	2,524,896	1.94%
Target Corp.	13,500	2,217,375	1.71%
Williams-Sonoma, Inc.	18,600	2,303,238	1.77%
		22,153,960	17.05%

Consumer Staples – 2.26%
Philip Morris International, Inc.	32,000	2,939,200	2.26%

Energy – 2.65%
APA Corp.	75,700	3,441,322	2.65%

Financials – 9.81%
Ameriprise Financial, Inc.	10,000	3,091,200	2.38%
Cincinnati Financial Corp.	22,600	2,335,032	1.80%
Coinbase Global, Inc. (a)	16,100	1,066,625	0.82%
Fidelity National Financial, Inc.	60,700	2,390,366	1.84%
T. Rowe Price Group, Inc.	20,300	2,155,048	1.66%
The Carlyle Group, Inc.	60,300	1,705,284	1.31%
		12,743,555	9.81%

Health Care – 19.15%
AbbVie, Inc.	18,800	2,752,320	2.12%
AmerisourceBergen Corp.	19,600	3,081,512	2.37%
Cardinal Health, Inc.	52,200	3,961,980	3.05%
Gilead Sciences, Inc.	50,400	3,954,384	3.04%
HCA Healthcare, Inc.	11,200	2,435,664	1.87%
Hologic, Inc. (a)	40,400	2,739,120	2.11%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Moderna, Inc. (a)	17,700	$2,660,841	2.05%
Regeneron Pharmaceuticals, Inc. (a)	4,400	3,294,500	2.54%
		24,880,321	19.15%

Industrials – 19.09%
3M Co.	20,200	2,540,958	1.95%
Avis Budget Group, Inc. (a)	9,500	2,246,370	1.73%
Builders FirstSource, Inc. (a)	38,800	2,392,408	1.84%
C.H. Robinson Worldwide, Inc.	28,700	2,804,564	2.16%
Caterpillar, Inc.	13,500	2,922,210	2.25%
Expeditors International of Washington, Inc.	28,200	2,759,370	2.12%
Northrop Grumman Corp.	7,000	3,843,070	2.96%
Snap-on, Inc.	14,200	3,153,110	2.43%
United Parcel Service, Inc., Class B	12,800	2,147,456	1.65%
		24,809,516	19.09%

Information Technology – 7.28%
HP, Inc.	86,500	2,389,130	1.84%
Lam Research Corp.	5,400	2,185,812	1.68%
NortonLifeLock, Inc.	115,100	2,593,203	1.99%
QUALCOMM, Inc.	19,500	2,294,370	1.77%
		9,462,515	7.28%

Materials – 18.00%
Alcoa Corp.	35,200	1,373,856	1.06%
Celanese Corp.	20,000	1,922,400	1.48%
CF Industries Holdings, Inc.	30,900	3,283,434	2.53%
Cleveland-Cliffs, Inc. (a)	103,700	1,347,063	1.03%
Dow, Inc.	45,300	2,117,322	1.63%
Freeport-McMoRan, Inc.	58,600	1,857,034	1.43%
Nucor Corp.	22,100	2,903,498	2.23%
Reliance Steel & Aluminum Co.	15,600	3,143,088	2.42%
Sealed Air Corp.	41,700	1,985,754	1.53%
Steel Dynamics, Inc.	36,800	3,461,040	2.66%
		23,394,489	18.00%

Total Common Stocks
(Cost $136,134,630)		127,985,270	98.49%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

SHORT-TERM INVESTMENTS –1.53%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.53%
First American Government Obligations Fund,
Institutional Class, 2.93% (b)	1,994,491	$1,994,491	1.53%

Total Short-Term Investments
(Cost $1,994,491)		1,994,491	1.53%

Total Investments
(Cost $138,129,121) – 100.02%		129,979,761	100.02%
Liabilities in Excess of Other Assets – (0.02)%		(27,894)	(0.02)%

TOTAL NET ASSETS – 100.00%		$129,951,867	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,160,392	$—	$—	$4,160,392
Consumer Discretionary	22,153,960	—	—	22,153,960
Consumer Staples	2,939,200	—	—	2,939,200
Energy	3,441,322	—	—	3,441,322
Financials	12,743,555	—	—	12,743,555
Health Care	24,880,321	—	—	24,880,321
Industrials	24,809,516	—	—	24,809,516
Information Technology	9,462,515	—	—	9,462,515
Materials	23,394,489	—	—	23,394,489
Total Common Stocks	$127,985,270	$—	$—	$127,985,270
Short-Term Investments
Money Market Funds	$1,994,491	$—	$—	$1,994,491
Total Short-Term Investments	$1,994,491	$—	$—	$1,994,491
Total Investments	$129,979,761	$—	$—	$129,979,761

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $138,129,121)	$129,979,761
Dividends and interest receivable	146,710
Receivable for fund shares sold	1,963
Prepaid expenses and other assets	20,743
Total assets	130,149,177

LIABILITIES:
Payable for fund shares redeemed	19,736
Payable to advisor	77,611
Payable to administrator	25,680
Payable to auditor	22,749
Accrued distribution fees	17,661
Accrued service fees	9,296
Accrued trustees fees	6,083
Accrued expenses and other payables	18,494
Total liabilities	197,310
NET ASSETS	$129,951,867

NET ASSETS CONSISTS OF:
Capital stock	$116,238,176
Total distributable earnings	13,713,691
Total net assets	$129,951,867

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$115,150,691
Shares issued and outstanding	10,546,592
Net asset value, offering price, and redemption price per share	$10.92

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$14,801,176
Shares issued and outstanding	1,339,056
Net asset value, offering price, and redemption price per share	$11.05

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income	$2,987,746
Interest income	16,800
Total investment income	3,004,546

EXPENSES:
Investment advisory fees (See Note 5)	1,077,348
Distribution fees – Investor Class (See Note 5)	193,285
Administration, accounting, custody, and transfer agent fees (See Note 5)	173,218
Service fees – Investor Class (See Note 5)	128,856
Sub-transfer agent expenses – Investor Class (See Note 5)	117,928
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,270
Federal and state registration fees	37,681
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Trustees’ fees and expenses	19,794
Reports to shareholders	11,824
Legal fees	2,511
Interest expense (See Note 7)	28
Other expenses	24,840
Total expenses before recoupment by advisor	1,838,842
Expense recoupment by advisor – Investor Class (See Note 5)	3,336
Expense recoupment by advisor – Institutional Class (See Note 5)	611
Net expenses	1,842,789
NET INVESTMENT INCOME	$1,161,757

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$22,369,171
Net change in unrealized appreciation/depreciation on investments	(43,346,819)
Net loss on investments	(20,977,648)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,815,891)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$1,161,757	$1,077,347
Net realized gain on investments	22,369,171	23,137,704
Net change in unrealized
appreciation/depreciation on investments	(43,346,819)	30,012,110
Net increase (decrease) in net
assets resulting from operations	(19,815,891)	54,227,161

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(18,524,443)	(5,878,284)
Distributable earnings – Institutional Class	(2,507,385)	(758,549)
Total distributions	(21,031,828)	(6,636,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,741,686	8,018,607
Proceeds from shares subscribed – Institutional Class	1,400,184	16,491,311
Dividends reinvested – Investor Class	17,953,867	5,574,991
Dividends reinvested – Institutional Class	2,397,570	740,220
Cost of shares redeemed – Investor Class	(13,588,755)	(15,731,261)
Cost of shares redeemed – Institutional Class	(2,613,279)	(16,883,651)
Net increase (decrease) in net assets derived
from capital share transactions	9,291,273	(1,789,783)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,556,446)	45,800,545

NET ASSETS:
Beginning of year	161,508,313	115,707,768
End of year	$129,951,867	$161,508,313

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	304,353	592,099
Shares sold – Institutional Class	105,369	1,203,797
Shares issued to holders as reinvestment
of dividends – Investor Class	1,400,177	501,827
Shares issued to holders as reinvestment
of dividends – Institutional Class	184,777	65,913
Shares redeemed – Investor Class	(1,132,049)	(1,214,696)
Shares redeemed – Institutional Class	(218,737)	(1,221,754)
Net increase (decrease) in shares outstanding	643,890	(72,814)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020		2019	2018

$14.35	$10.21	$10.54		$12.24	$11.75

0.09 (1)	0.09 (1)	0.09	(1)	0.13 (1)	0.06
(1.66)	4.64	(0.15)		0.56	0.94
(1.57)	4.73	(0.06)		0.69	1.00

(0.08)	(0.10)	(0.14)		(0.09)	(0.08)
(1.78)	(0.49)	(0.13)		(2.30)	(0.43)
(1.86)	(0.59)	(0.27)		(2.39)	(0.51)
$10.92	$14.35	$10.21		$10.54	$12.24

-12.76%	48.00%	-0.75%		7.84%	8.53%

$115.15	$143.11	$103.11		$117.62	$125.91

1.30%	1.29%	1.31%		1.31%	1.24%
1.30%	1.29%	1.31	%(2)	1.29%	1.24%

0.76%	0.69%	0.93%		1.24%	0.81%
0.76%	0.69%	0.93%		1.26%	0.81%
76%	68%	62%		57%	70%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020		2019	2018

$14.51	$10.33	$10.65		$12.38	$11.87

0.13 (1)	0.12 (1)	0.13	(1)	0.16 (1)	0.14
(1.68)	4.68	(0.15)		0.56	0.90
(1.55)	4.80	(0.02)		0.72	1.04

(0.11)	(0.13)	(0.17)		(0.12)	(0.10)
(1.80)	(0.49)	(0.13)		(2.33)	(0.43)
(1.91)	(0.62)	(0.30)		(2.45)	(0.53)
$11.05	$14.51	$10.33		$10.65	$12.38

-12.52%	48.30%	-0.40%		8.12%	8.82%

$14.80	$18.39	$12.60		$18.42	$19.25

0.99%	1.04%	1.01%		1.00%	0.96%
0.99%	1.04%	1.01	%(2)	0.98%	0.96%

1.08%	0.91%	1.23%		1.56%	1.08%
1.08%	0.91%	1.23%		1.58%	1.08%
76%	68%	62%		57%	70%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(1,635,991)	$1,635,991

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing

HENNESSY FUNDS	1-800-966-4354
21

the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

HENNESSY FUNDS	1-800-966-4354
23

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $108,694,171 and $120,523,940, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

From December 1, 2017, through November 30, 2019, the Advisor contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2022, the Investor Class shares did not have any expenses subject to potential recovery and the Institutional Class shares had expenses subject to potential recovery of $162, which expire in fiscal year 2023. During fiscal year 2022, the Advisor recouped previously waived expenses from the Fund as set forth in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During

HENNESSY FUNDS	1-800-966-4354
25

fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $493 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $41,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$138,138,700
Gross tax unrealized appreciation	$12,856,051
Gross tax unrealized depreciation	(21,015,025)
Net tax unrealized appreciation/(depreciation)	$(8,158,974)
Undistributed ordinary income	$1,161,564
Undistributed long-term capital gains	20,711,101
Total distributable earnings	$21,872,665
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$13,713,691

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$1,496,384	$1,164,101
Long-term capital gains	19,535,444	5,472,732
Total distributions	$21,031,828	$6,636,833

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	1.76094
Institutional Class	1.78324

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 930.20	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

Institutional Class
Actual	$1,000.00	$ 930.90	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 27.99%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	8.68%	7.83%	9.69%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	8.92%	8.06%	9.91%
Russell 1000® Value Index	-7.00%	7.21%	10.30%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.23% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is a subset of the Russell 1000® Index that measures the performance of the large-cap value segment of the U.S. equity market. The Russell 1000® Value Index comprises those companies in the Russell 1000® Index with relatively lower price-to-book ratios, lower forecasted growth value, and lower sales per share historical growth. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Cornerstone Value Fund returned 8.68%, outperforming both the Russell 1000® Value Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -7.00% and -14.61%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection in the Energy, Health Care, and Consumer Staples sectors. The largest contributors to performance within each of these sectors during the period were ConocoPhillips, Abbvie, Inc., and Kroger Corporation. The largest detractors from performance during the period were investments in the Financials, Communication Services, and Information Technology sectors. The largest detractors from performance within each of these sectors included Citigroup, Inc., Paramount Global (Class B), and Intel Corporation.

The Fund continues to own all the companies mentioned except for Kroger Corporation.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that may be overlooked by other investors.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Energy, Consumer Staples, and Information Technology. Representative holdings within the Energy sector include Marathon Petroleum Corporation, Devon Energy Corporation, and BP, plc. Continued high prices of oil, natural gas, and other resources should continue to drive investor returns for many of the holdings within the Energy sector. Consumer Staples sector exposure includes General Mills, Inc., Unilever, plc, and Pepsico, Inc. Given

HENNESSY FUNDS	1-800-966-4354
7

the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady even in a rising interest rate environment with elevated inflation. Information Technology sector exposure includes International Business Machines Corporation, Corning, Inc., and Hewlett Packard Enterprises. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transfered into and out of a company.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Marathon Petroleum Corp.	2.91%
Exxon Mobil Corp.	2.76%
Gilead Sciences, Inc.	2.69%
General Mills, Inc.	2.66%
Merck & Co., Inc.	2.62%
Devon Energy Corp.	2.58%
ConocoPhillips	2.51%
Amgen, Inc.	2.34%
BP PLC – ADR	2.29%
PepsiCo, Inc.	2.29%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 98.51%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.14%
AT&T, Inc.	259,260	$4,726,310	1.61%
BCE, Inc. (b)	111,100	5,010,610	1.71%
Paramount Global	164,900	3,020,968	1.03%
Verizon Communications, Inc.	117,500	4,390,975	1.50%
Warner Bros. Discovery, Inc. (a)	65,342	849,446	0.29%
		17,998,309	6.14%

Consumer Staples – 20.79%
Altria Group, Inc.	114,900	5,316,423	1.81%
British American Tobacco PLC – ADR (b)	143,500	5,685,470	1.94%
Colgate-Palmolive Co.	81,000	5,981,040	2.04%
General Mills, Inc.	95,600	7,799,048	2.66%
Haleon PLC – ADR (a)(b)	140,100	857,412	0.29%
PepsiCo, Inc.	36,900	6,700,302	2.29%
Philip Morris International, Inc.	63,800	5,860,030	2.00%
The Coca-Cola Co.	99,100	5,931,135	2.02%
The Kraft Heinz Co.	159,600	6,139,812	2.09%
Unilever PLC – ADR (b)	133,200	6,061,932	2.07%
Walgreens Boots Alliance, Inc.	126,700	4,624,550	1.58%
		60,957,154	20.79%

Energy – 23.94%
BP PLC – ADR (b)	201,500	6,705,920	2.29%
Canadian Natural Resources Ltd. (b)	96,000	5,754,240	1.96%
Chevron Corp.	36,475	6,598,328	2.25%
ConocoPhillips	58,400	7,363,656	2.51%
Devon Energy Corp.	97,700	7,557,095	2.58%
EOG Resources, Inc.	49,000	6,689,480	2.28%
Exxon Mobil Corp.	73,010	8,090,238	2.76%
Marathon Petroleum Corp.	75,100	8,532,862	2.91%
Suncor Energy, Inc. (b)	185,000	6,362,150	2.17%
TotalEnergies SE – ADR (b)	119,300	6,534,061	2.23%
		70,188,030	23.94%

Financials – 16.17%
Aflac, Inc.	94,700	6,165,917	2.10%
Citigroup, Inc.	105,400	4,833,644	1.65%
JPMorgan Chase & Co.	43,000	5,412,840	1.85%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Manulife Financial Corp. (b)	292,000	$4,832,600	1.65%
MetLife, Inc.	87,300	6,391,233	2.18%
Morgan Stanley	64,800	5,324,616	1.82%
Royal Bank of Canada (b)	52,900	4,891,663	1.67%
The Bank of New York Mellon Corp.	115,100	4,846,861	1.65%
Toronto-Dominion Bank (b)	73,500	4,703,265	1.60%
		47,402,639	16.17%

Health Care – 14.76%
AbbVie, Inc.	37,500	5,490,000	1.87%
Amgen, Inc.	25,400	6,866,890	2.34%
Bristol-Myers Squibb Co.	84,500	6,546,215	2.24%
Gilead Sciences, Inc.	100,600	7,893,076	2.69%
GSK PLC – ADR (b)	109,460	3,630,788	1.24%
Merck & Co., Inc.	75,900	7,681,080	2.62%
Pfizer, Inc.	110,800	5,157,740	1.76%
		43,265,789	14.76%

Industrials – 3.31%
3M Co.	40,400	5,081,916	1.73%
United Parcel Service, Inc., Class B	27,500	4,613,675	1.58%
		9,695,591	3.31%

Information Technology – 11.89%
Cisco Systems, Inc.	107,200	4,870,096	1.66%
Corning, Inc.	158,800	5,108,596	1.74%
Hewlett Packard Enterprise Co.	352,100	5,024,467	1.71%
HP, Inc.	159,900	4,416,438	1.51%
Intel Corp.	126,700	3,602,081	1.23%
International Business Machines Corp.	46,900	6,485,801	2.21%
Texas Instruments, Inc.	33,300	5,348,979	1.83%
		34,856,458	11.89%

Materials – 1.51%
Dow, Inc.	94,800	4,430,952	1.51%

Total Common Stocks
(Cost $263,513,208)		288,794,922	98.51%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

SHORT-TERM INVESTMENTS – 1.41%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.41%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	4,124,456	$4,124,456	1.41%

Total Short-Term Investments
(Cost $4,124,456)		4,124,456	1.41%

Total Investments
(Cost $267,637,664) – 99.92%		292,919,378	99.92%
Other Assets in Excess of Liabilities – 0.08%		240,314	0.08%

TOTAL NET ASSETS – 100.00%		$293,159,692	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$17,998,309	$—	$—	$17,998,309
Consumer Staples	60,957,154	—	—	60,957,154
Energy	70,188,030	—	—	70,188,030
Financials	47,402,639	—	—	47,402,639
Health Care	43,265,789	—	—	43,265,789
Industrials	9,695,591	—	—	9,695,591
Information Technology	34,856,458	—	—	34,856,458
Materials	4,430,952	—	—	4,430,952
Total Common Stocks	$288,794,922	$—	$—	$288,794,922
Short-Term Investments
Money Market Funds	$4,124,456	$—	$—	$4,124,456
Total Short-Term Investments	$4,124,456	$—	$—	$4,124,456
Total Investments	$292,919,378	$—	$—	$292,919,378

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $267,637,664)	$292,919,378
Cash	40,724
Dividends and interest receivable	624,838
Dividend tax reclaim receivable	64,463
Receivable for fund shares sold	106,853
Prepaid expenses and other assets	34,324
Total assets	293,790,580

LIABILITIES:
Payable for fund shares redeemed	285,154
Payable to advisor	173,045
Payable to administrator	54,728
Payable to auditor	22,749
Accrued distribution fees	47,376
Accrued service fees	21,476
Accrued trustees fees	7,014
Accrued expenses and other payables	19,346
Total liabilities	630,888
NET ASSETS	$293,159,692

NET ASSETS CONSIST OF:
Capital stock	$242,235,955
Total distributable earnings	50,923,737
Total net assets	$293,159,692

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$268,805,342
Shares issued and outstanding	13,243,777
Net asset value, offering price, and redemption price per share	$20.30

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$24,354,350
Shares issued and outstanding	1,197,416
Net asset value, offering price, and redemption price per share	$20.34

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$11,291,835
Interest income	52,271
Total investment income	11,344,106

EXPENSES:
Investment advisory fees (See Note 5)	2,113,590
Distribution fees – Investor Class (See Note 5)	399,661
Administration, accounting, custody, and transfer agent fees (See Note 5)	330,192
Service fees – Investor Class (See Note 5)	266,441
Sub-transfer agent expenses – Investor Class (See Note 5)	188,287
Sub-transfer agent expenses – Institutional Class (See Note 5)	16,644
Federal and state registration fees	32,469
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Trustees’ fees and expenses	22,387
Reports to shareholders	16,634
Legal fees	5,070
Interest expense (See Note 7)	177
Other expenses	41,671
Total expenses	3,480,482
NET INVESTMENT INCOME	$7,863,624

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$22,098,599
Net change in unrealized appreciation/depreciation on investments	(8,218,181)
Net gain on investments	13,880,418
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,744,042

(1)	Net of foreign taxes withheld and issuance fees of $358,327.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$7,863,624	$5,989,743
Net realized gain on investments	22,098,599	5,839,377
Net change in unrealized
appreciation/depreciation on investments	(8,218,181)	75,931,568
Net increase in net assets resulting from operations	21,744,042	87,760,688

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(12,280,194)	(5,556,028)
Distributable earnings – Institutional Class	(284,427)	(127,258)
Total distributions	(12,564,621)	(5,683,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	14,142,871	1,114,552
Proceeds from shares subscribed – Institutional Class	29,565,728	578,755
Dividends reinvested – Investor Class	11,605,966	5,201,166
Dividends reinvested – Institutional Class	250,047	108,613
Cost of shares redeemed – Investor Class	(20,443,989)	(21,989,301)
Cost of shares redeemed – Institutional Class	(10,861,538)	(1,257,956)
Net increase (decrease) in net assets
derived from capital share transactions	24,259,085	(16,244,171)
TOTAL INCREASE IN NET ASSETS	33,438,506	65,833,231

NET ASSETS:
Beginning of year	259,721,186	193,887,955
End of year	$293,159,692	$259,721,186

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	699,608	62,162
Shares sold – Institutional Class	1,444,370	32,026
Shares issued to holders as reinvestment
of dividends – Investor Class	593,352	331,073
Shares issued to holders as reinvestment
of dividends – Institutional Class	12,768	6,909
Shares redeemed – Investor Class	(1,029,071)	(1,262,841)
Shares redeemed – Institutional Class	(539,739)	(71,863)
Net increase (decrease) in shares outstanding	1,181,288	(902,534)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$19.59	$13.69	$17.43	$19.29	$21.48

0.55 (1)	0.44 (1)	0.41 (1)	0.47 (1)	0.41
1.10	5.87	(3.01)	0.30	0.35
1.65	6.31	(2.60)	0.77	0.76

(0.51)	(0.41)	(0.47)	(0.41)	(0.42)
(0.43)	—	(0.67)	(2.22)	(2.53)
(0.94)	(0.41)	(1.14)	(2.63)	(2.95)
$20.30	$19.59	$13.69	$17.43	$19.29

8.68%	46.82%	-16.22%	5.22%	3.64%

$268.81	$254.23	$189.60	$253.95	$266.76
1.23%	1.23%	1.30%	1.23%	1.21%
2.74%	2.43%	2.71%	2.75%	2.21%
36%	41%	32%	27%	41%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$19.63	$13.71	$17.45	$19.33	$21.52

0.58 (1)	0.48 (1)	0.44 (1)	0.50 (1)	0.45
1.12	5.88	(3.01)	0.29	0.35
1.70	6.36	(2.57)	0.79	0.80

(0.56)	(0.44)	(0.49)	(0.45)	(0.46)
(0.43)	—	(0.68)	(2.22)	(2.53)
(0.99)	(0.44)	(1.17)	(2.67)	(2.99)
$20.34	$19.63	$13.71	$17.45	$19.33

8.92%	47.19%	-16.06%	5.37%	3.88%

$24.35	$5.50	$4.29	$6.44	$7.22
1.00%	0.99%	1.08%	1.08%	0.98%
2.92%	2.67%	2.94%	2.92%	2.43%
36%	41%	32%	27%	41%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(1,876,339)	$1,876,339

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing

HENNESSY FUNDS	1-800-966-4354
21

the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS	1-800-966-4354
23

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $118,509,320 and $100,750,388, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

HENNESSY FUNDS	1-800-966-4354
25

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $3,181 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $250,000. As October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$268,867,244
Gross tax unrealized appreciation	$50,048,760
Gross tax unrealized depreciation	(25,996,350)
Net tax unrealized appreciation/(depreciation)	$24,052,410
Undistributed ordinary income	$6,105,919
Undistributed long-term capital gains	20,765,408
Total distributable earnings	$26,871,327
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$50,923,737

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$6,908,914	$5,683,286
Long-term capital gains	5,655,707	—
Total distributions	$12,654,621	$5,683,286

(1)  Ordinary income includes short-term capital gains.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	1.44668
Institutional Class	1.44995

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,007.40	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Institutional Class
Actual	$1,000.00	$1,008.40	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 98.80%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	18
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	33
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	1.12%	4.10%	6.43%
75/25 Blended DJIA/Treasury Index	-4.51%	7.57%	9.43%
Dow Jones Industrial Average	-6.74%	9.33%	12.19%

Expense ratio: 1.35%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Hennessy Total Return Fund returned 1.12%, outperforming both the 75/25 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned -4.51% and -6.74%, respectively, for the same period.

The Fund outperformed its primary benchmark predominantly as a result of stock selection in the Energy and Health Care sectors. The largest contributor to performance within each of these sectors during the period were Chevron Corporation and Amgen, Inc. The largest detractors from performance during the period were investments in the Communication Services and Industrials sectors. The largest detractors from performance within these sectors were Verizon Communications, Inc. and 3M Company.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to outperform equities in periods when equity markets fall and underperform in periods when equity markets rise. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pay a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

If the market experiences further weakness, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

HENNESSY FUNDS	1-800-966-4354
7

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 3.510%, 01/12/2023	27.89%
U.S. Treasury Bill, 3.075%, 12/15/2022	22.40%
U.S. Treasury Bill, 2.580%, 11/10/2022	16.86%
Chevron Corp.	10.48%
Merck & Co., Inc.	8.82%
Amgen, Inc.	8.56%
International Business Machines Corp.	7.54%
The Coca-Cola Co.	6.98%
Dow, Inc.	5.89%
Walgreens Boots Alliance, Inc.	5.38%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 70.47%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.28%
Verizon Communications, Inc.	75,400	$2,817,698	5.28%

Consumer Staples – 12.36%
The Coca-Cola Co.	62,200	3,722,670	6.98%
Walgreens Boots Alliance, Inc.	78,700	2,872,550	5.38%
		6,595,220	12.36%

Energy – 10.48%
Chevron Corp.	30,900	5,589,810	10.48%

Financials – 3.04%
JPMorgan Chase & Co.	12,900	1,623,852	3.04%

Health Care – 17.38%
Amgen, Inc.	16,900	4,568,915	8.56%
Merck & Co., Inc.	46,500	4,705,800	8.82%
		9,274,715	17.38%

Industrials – 5.33%
3M Co.	22,600	2,842,854	5.33%

Information Technology – 10.71%
Cisco Systems, Inc.	6,500	295,295	0.55%
Intel Corp.	49,100	1,395,913	2.62%
International Business Machines Corp.	29,100	4,024,239	7.54%
		5,715,447	10.71%

Materials – 5.89%
Dow, Inc.	67,200	3,140,928	5.89%

Total Common Stocks
(Cost $35,254,006)		37,600,524	70.47%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 70.21%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.06%
First American Government Obligations Fund,
Institutional Class, 2.93% (a)	1,631,649	$1,631,649	3.06%

U.S. Treasury Bills – 67.15%
2.580%, 11/10/2022 (b)(c)	9,000,000	8,994,398	16.86%
3.075%, 12/15/2022 (b)(c)	12,000,000	11,954,093	22.40%
3.510%, 01/12/2023 (b)(c)	15,000,000	14,881,800	27.89%
		35,830,291	67.15%

Total Short-Term Investments
(Cost $37,472,740)		37,461,940	70.21%

Total Investments
(Cost $72,726,746) – 140.68%		75,062,464	140.68%
Liabilities in Excess of Other Assets – (40.68)%		(21,706,150)	(40.68)%

TOTAL NET ASSETS – 100.00%		$53,356,314	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2022.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $23,886,860.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,817,698	$—	$—	$2,817,698
Consumer Staples	6,595,220	—	—	6,595,220
Energy	5,589,810	—	—	5,589,810
Financials	1,623,852	—	—	1,623,852
Health Care	9,274,715	—	—	9,274,715
Industrials	2,842,854	—	—	2,842,854
Information Technology	5,715,447	—	—	5,715,447
Materials	3,140,928	—	—	3,140,928
Total Common Stocks	$37,600,524	$—	$—	$37,600,524
Short-Term Investments
Money Market Funds	$1,631,649	$—	$—	$1,631,649
U.S. Treasury Bills	—	35,830,291	—	35,830,291
Total Short-Term Investments	$1,631,649	$35,830,291	$—	$37,461,940
Total Investments	$39,232,173	$35,830,291	$—	$75,062,464

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	2.90%	8/11/22	11/10/22	$5,436,128
7,196,000	Jefferies LLC	3.55%	9/15/22	12/15/22	7,259,865
8,995,000	Jefferies LLC	4.15%	10/13/22	1/12/23	9,088,323
$21,588,000					$21,784,316

As of October 31, 2022, the fair value of securities held as collateral for reverse repurchase agreements was $23,886,860, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of October 31, 2022, was $21,588,000. The face value plus interest due at maturity is equal to $21,784,316.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $72,726,746)	$75,062,464
Dividends and interest receivable	53,597
Receivable for fund shares sold	6,198
Prepaid expenses and other assets	11,301
Total assets	75,133,560

LIABILITIES:
Payable for fund shares redeemed	3,206
Payable to advisor	25,781
Payable to administrator	11,453
Payable to auditor	22,749
Accrued distribution fees	20,652
Accrued service fees	4,297
Reverse repurchase agreements	21,588,000
Accrued interest payable	86,522
Accrued trustees fees	5,126
Accrued expenses and other payables	9,460
Total liabilities	21,777,246
NET ASSETS	$53,356,314

NET ASSETS CONSISTS OF:
Capital stock	$48,376,076
Total distributable earnings	4,980,238
Total net assets	$53,356,314

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$53,356,314
Shares issued and outstanding	3,959,732
Net asset value, offering price, and redemption price per share	$13.47

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income	$1,462,592
Interest income	358,316
Total investment income	1,820,908

EXPENSES:
Investment advisory fees (See Note 5)	321,805
Interest expense (See Notes 7 and 9)	279,882
Distribution fees – Investor Class (See Note 5)	80,451
Administration, accounting, custody, and transfer agent fees (See Note 5)	71,616
Service fees – Investor Class (See Note 5)	53,634
Sub-transfer agent expenses – Investor Class (See Note 5)	38,082
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Federal and state registration fees	19,758
Trustees’ fees and expenses	17,194
Reports to shareholders	10,113
Legal fees	2,114
Other expenses	8,760
Total expenses	950,668
NET INVESTMENT INCOME	$870,240

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$3,139,523
Net change in unrealized appreciation/depreciation on investments	(3,362,849)
Net loss on investments	(223,326)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$646,914

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$870,240	$843,922
Net realized gain (loss) on investments	3,139,523	(185,169)
Net change in unrealized
appreciation/depreciation on investments	(3,362,849)	9,981,646
Net increase in net assets resulting from operations	646,914	10,640,399

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(852,484)	(3,994,715)
Total distributions	(852,484)	(3,994,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,818,336	575,745
Dividends reinvested – Investor Class	810,781	3,786,662
Cost of shares redeemed – Investor Class	(5,519,799)	(7,221,451)
Net decrease in net assets derived
from capital share transactions	(890,682)	(2,859,044)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,096,252)	3,786,640

NET ASSETS:
Beginning of year	54,452,566	50,665,926
End of year	$53,356,314	$54,452,566

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	278,708	43,131
Shares issued to holders as reinvestment
of dividends – Investor Class	60,970	294,662
Shares redeemed – Investor Class	(402,382)	(548,584)
Net decrease in shares outstanding	(62,704)	(210,791)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Statement of Cash Flows for the year ended October 31, 2022

Cash flows from operating activities:
Net increase in net assets from operations	$646,914
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Payments to purchase securities	(8,924,195)
Proceeds from sale of securities	9,183,542
Net sale of short term investments	904,476
Realized gain on investments in securities	(3,139,523)
Net accretion of discount on securities	(346,115)
Change in unrealized appreciation/depreciation
on investments in securities	3,362,849
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(251)
Increase in prepaid expenses and other assets	(186)
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(2,063)
Decrease in payable to administrator	(6,717)
Decrease in payable for distribution fees	(11,983)
Decrease in payable for service fees	(343)
Increase in accrued interest payable	81,475
Increase in accrued audit fees	193
Decrease in accrued trustee fees	(1,477)
Decrease in other accrued expenses and payables	(424)
Net cash provided by operating securities	1,746,172

Cash flows from financing activities:
Proceeds on shares sold	3,812,174
Payment on shares redeemed	(5,516,643)
Distributions paid in cash, net of reinvestments	(41,703)
Net cash used for financing activities	(1,746,172)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$810,781

Cash paid for interest	$198,407

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$13.54	$11.97	$13.98	$13.57	$14.66

0.22 (1)	0.20 (1)	0.27 (1)	0.24 (1)	0.23
(0.07)	2.33	(1.99)	0.81	0.43
0.15	2.53	(1.72)	1.05	0.66

(0.22)	(0.20)	(0.29)	(0.24)	(0.23)
—	(0.76)	—	(0.40)	(1.52)
(0.22)	(0.96)	(0.29)	(0.64)	(1.75)
$13.47	$13.54	$11.97	$13.98	$13.57

1.12%	21.72%	-12.36%	7.93%	4.92%

$53.36	$54.45	$50.67	$72.94	$71.60
1.77%	1.35%	1.73%	2.31%	1.95%
1.62%	1.52%	2.05%	1.74%	1.67%
24%	19%	39%	30%	10%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(229,241)	$229,241

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of October 31, 2022, securities with a fair value of $23,886,860, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

HENNESSY FUNDS	1-800-966-4354
21

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2022, please refer to the table in Note 9.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the

HENNESSY FUNDS	1-800-966-4354
23

security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $8,924,195 and $9,183,542, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

HENNESSY FUNDS	1-800-966-4354
25

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$72,745,712
Gross tax unrealized appreciation	$6,521,426
Gross tax unrealized depreciation	(4,204,674)
Net tax unrealized appreciation/(depreciation)	$2,316,752
Undistributed ordinary income	$38,590
Undistributed long-term capital gains	2,624,896
Total distributable earnings	$2,663,486
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$4,980,238

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2022, the capital losses utilized by the fund were $277,833.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$852,484	$844,427
Long-term capital gains	—	3,150,288
Total distributions	$852,484	$3,994,715

(1)  Ordinary income includes short-term capital gains.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2022 totaled $279,882 and are as interest expense in the Statement of Operations.

During fiscal year 2022, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,637,827 and 1.24%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2022:

Maturity Date	Amount	Interest Rate
November 10, 2022	$5,397,000	2.90%
December 15, 2022	$7,196,000	3.55%
January 12, 2023	$8,995,000	4.15%

Outstanding reverse repurchase agreements as of October 31, 2022, comprised 40.46% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

HENNESSY FUNDS	1-800-966-4354
27

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	0.65896

WWW.HENNESSYFUNDS.COM
28

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
29

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 980.10	$10.78
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to the Financial Statements	28
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers of the Fund	38
Expense Example	42
Proxy Voting Policy and Proxy Voting Records	44
Availability of Quarterly Portfolio Schedule	44
Federal Tax Distribution Information	44
Important Notice Regarding Delivery of Shareholder Documents	44
Electronic Delivery	44
Liquidity Risk Management Program	45
Privacy Policy	45

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	-12.60%	4.27%	6.07%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	-12.25%	4.67%	6.45%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.56% (Investor Class); 1.19% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA, Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark E. DeVaul, CFA, CPA, and Samuel D. Hutchings, CFA

The London Company of Virginia, LLC (sub-advisor)

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA

FCI Advisors (sub-advisor)

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Equity and Income Fund returned -12.60%, outperforming the S&P 500® Index, which returned -14.61% for the same period.

Equities: U.S. stocks traded lower over the one-year period ended October 31, 2022 as compared to the prior one-year period ended October 31, 2021. High inflation, tighter monetary policy from the Federal Reserve, and geopolitical risks resulted in greater volatility and lower equity prices. The Fed began to tighten monetary policy in March 2022 with its first of many increases in the federal funds rate and began to reduce the size of its balance sheet in the middle of the year. Economic growth began to decelerate, reflecting the impact of higher interest rates and inflation. There were a few brief market rallies over the year reflecting hopes of peak inflation or a Fed pivot, but equity prices eventually rolled over each time as higher levels of inflation persisted, and the Fed remained committed to tighter monetary policy with the goal of balancing supply and demand throughout the economy.

Looking to factors that affected stock prices over the one-year period, Value, Yield, and most Quality factors had a positive influence on relative returns. Growth and Volatility factors had a negative impact. These factors were tailwinds to the relative performance of the equity portion of the Fund, reflecting the funds Quality factor tilt and focus on downside protection.

Stock selection drove the outperformance in the equity portion of the Fund, partially offset by headwinds from sector allocation. The best performing stocks included O’Reilly Automotive, Inc., Progressive Corporation, Berkshire Hathaway, Inc. (Class B), Altria Group, Inc, and Charles Schwab Corp. The weakest names over the one-year period included Meta Platforms, Inc. (Class A), Alphabet, Inc. (Class C), CarMax, Inc., FedEx Corporation, and BlackRock, Inc. The Fund no longer owns Meta Platforms, Inc., but continues to hold the other companies mentioned.

Sector allocation had a negative impact on the Fund’s relative performance. The Fund’s underweight position in both Energy and Utilities had a negative impact on relative performance, partially offset by the positive impact of the Fund’s overweight position in Consumer Staples and underweight position in Information Technology.

Fixed Income: There were no places to hide in the fixed income asset class over the past 12 months as the Federal Reserve ventured on an unprecedented rate-hiking cycle to tame inflation. Rate pressures during the period caused the two-year yield to increase by nearly 4% and the ten-year by 2.5%. Additionally, the market’s expectation that the Fed would not be able to navigate a “soft landing,” and the potential for economic damage from higher rates, caused investment grade credit spreads to nearly double. This confluence of events led to a double-digit decline in nearly all fixed income markets.

The fixed income allocation for the Fund slightly underperformed most widely known Intermediate benchmarks for the period. Security selection contributed to relative performance as many of the individual bonds outperformed their sector and maturity peer groups. Our portfolio’s duration positioning also contributed to relative performance. For the first half of the period, the Fund benefitted from having a duration that was shorter than the typical Intermediate index. This positioning contributed as interest rates increased. However, the Fund’s overall higher allocation to corporate credit detracted from

HENNESSY FUNDS	1-800-966-4354

performance as credit spreads increased and corporate bonds declined more in value that Treasury notes. Additionally, given the risk-off environment, the small allocation to below investment-grade, “core-plus” components of the fixed income allocation marginally detracted from the overall performance.

Portfolio Strategy:

The Fund seeks a balanced portfolio with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The Fund’s fixed income allocation focuses on high-quality domestic corporate, agency, and government bonds.

Investment Commentary:

Equities: Looking ahead, as the Fed attempts to navigate a soft landing, economic growth may continue to decelerate. With persistently higher than desired inflation combined with a tight labor market, we believe additional rate hikes are likely and that Quantitative Tightening will continue. This more restrictive monetary policy will continue to influence the economy. We recognize the lagged impact of monetary policy on the broader economy, so the odds of a recession over the next 12-18 months remain elevated in our view.

On a positive note, the U.S. consumer appears to remain in reasonably good shape. Unemployment is low, wages are rising, and there are still excess savings remaining from the pandemic. With consumer spending such an important part of U.S. GDP, the strong labor market could limit the downside risk to the economy in the near term. Longer term, we remain positive on the U.S. economy and expect real GDP growth in the 2-3% range driven by growth in the labor force and improving productivity.

In terms of the equity market, we believe that higher interest rates and risks of a recession are largely reflected in current prices. However, multiple compression may continue in the near term and a slowing economy may lead to weaker earnings from many companies. In this more challenging environment, we continue to expect greater volatility in share prices and lower expected returns relative to the strong returns generated from 2009-2021. We continue to believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns over time. Compared to the broader market, we believe that the companies held in the Fund generate much higher returns on capital, have stronger balance sheets, and trade at reasonable valuations.

Fixed Income: The Federal Reserve has made its presence felt in the fixed income markets over the past 12 months. From the initial pivot of a no longer “transitory” inflation in November 2021, to the most rapid start to a rate-hiking cycle in history, the Fed has left a trail of bond investors in its wake. It has been battling an inflation problem that was primarily caused by monetary and fiscal stimulus, but exacerbated by geopolitical issues such as the Russia-Ukraine conflict (affecting energy, food, and commodity prices and availability) and continued supply chain issues (e.g. zero-covid policies in China).

The overnight rate has increased by 3.75% over the past seven months, including four consecutive 75 basis point (bp) hikes (the largest such hike in 40 years). Interest rates have been driven by the potential path of the overnight rate, which has in turn been driven by unrelenting inflationary data. The effort to slow the economy through higher rates has caused credit spreads to widen considerably, as no one knows exactly how high the Fed is ultimately willing to take rates. Perhaps the Fed doesn’t even know, considering how their own quarterly communications (the Summary of Economic Projections, aka “Dot Plots”) have increased by wide margins as they adapt to incoming data.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

The most recent Federal Open Market Committee (FMOC) statement set up expectations for a moderation in the pace of hikes. But then during Chair Jerome Powell’s Q&A session, he set a decisively hawkish tone leading to the need for more rate increases and staying wherever needed for a longer period. While rates are now expected to increase just 50 bps, he let it be known this does not indicate an end of the tightening process or even a pause. He also made an effort to clearly close the door on any reversal of policy. All considered, we believe the market is currently reflecting this renewed elevated and elongated path of the overnight rate. We expect that any move higher in yields will occur not when the markets catch up with the Fed, but rather when the Fed catches up with inflation. Whether we are fully there yet or not, we believe the bulk of the bond price destruction is likely behind us. Yields should peak sometime soon if they haven’t already. Corporate bonds look exceptionally attractive at these levels barring a severe recession, which we are not expecting. Bond math should begin to work in favor of investors who have ridden through this tough market.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including exchange-traded funds). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Basis point refers to a common unit of measurement for interest rates and other percentages in finance and is equal to 1/100th of 1%. Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.61%
Apple, Inc.	4.58%
O’Reilly Automotive, Inc.	3.80%
The Charles Schwab Corp.	3.34%
Alphabet, Inc., Class C	3.27%
BlackRock, Inc.	3.05%
Visa, Inc., Class A	2.62%
The Home Depot, Inc.	2.52%
Martin Marietta Materials, Inc.	2.49%
The Progressive Corp.	2.48%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 63.38%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.47%
Alphabet, Inc., Class C (a)	30,026	$2,842,261	3.27%
Verizon Communications, Inc.	27,989	1,045,949	1.20%
		3,888,210	4.47%

Consumer Discretionary – 10.53%
CarMax, Inc. (a)	15,549	979,742	1.13%
Lowe’s Companies, Inc.	6,342	1,236,373	1.42%
O’Reilly Automotive, Inc. (a)	3,946	3,303,473	3.80%
Starbucks Corp.	16,701	1,446,140	1.66%
The Home Depot, Inc.	7,402	2,191,954	2.52%
		9,157,682	10.53%

Consumer Staples – 6.20%
Altria Group, Inc.	44,519	2,059,894	2.37%
Church & Dwight Co., Inc.	20,648	1,530,636	1.76%
Nestlé S.A. – ADR (b)	16,594	1,803,934	2.07%
		5,394,464	6.20%

Energy – 0.18%
Enbridge, Inc. (b)	925	36,029	0.04%
Kinder Morgan, Inc.	2,200	39,864	0.05%
Targa Resources Corp.	550	37,604	0.04%
The Williams Companies, Inc.	1,225	40,094	0.05%
		153,591	0.18%

Financials – 13.48%
Berkshire Hathaway, Inc., Class B (a)	13,576	4,006,142	4.61%
BlackRock, Inc.	4,103	2,650,169	3.05%
The Charles Schwab Corp.	36,402	2,900,147	3.34%
The Progressive Corp.	16,812	2,158,661	2.48%
		11,715,119	13.48%

Health Care – 3.74%
Johnson & Johnson	10,249	1,783,018	2.05%
Pfizer, Inc.	31,485	1,465,627	1.69%
		3,248,645	3.74%

Industrials – 5.57%
FedEx Corp.	8,790	1,408,861	1.62%
Norfolk Southern Corp.	8,787	2,004,051	2.31%
Old Dominion Freight Line, Inc.	5,193	1,425,998	1.64%
		4,838,910	5.57%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 13.31%
Apple, Inc.	25,961	$3,980,860	4.58%
Cisco Systems, Inc.	29,058	1,320,105	1.52%
Fiserv, Inc. (a)	17,982	1,847,471	2.13%
Texas Instruments, Inc.	13,337	2,142,322	2.46%
Visa, Inc., Class A	10,984	2,275,445	2.62%
		11,566,203	13.31%

Materials – 5.90%
Air Products and Chemicals, Inc.	6,407	1,604,313	1.85%
Martin Marietta Materials, Inc.	6,437	2,162,703	2.49%
NewMarket Corp.	4,467	1,359,487	1.56%
		5,126,503	5.90%

Total Common Stocks
(Cost $34,478,508)		55,089,327	63.38%

PREFERRED STOCKS – 1.75%

Communication Services – 0.06%
AT&T, Inc.
Series A, 5.000%, Perpetual	860	16,160	0.02%
Series C, 4.750%, Perpetual	1,935	33,514	0.04%
		49,674	0.06%

Consumer Discretionary – 0.03%
Ford Motor Co.
6.000%, 12/01/2059	515	11,381	0.01%
6.200%, 06/01/2059	513	11,717	0.02%
		23,098	0.03%

Consumer Staples – 0.03%
CHS, Inc., Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (c)	355	8,673	0.01%
CHS, Inc., Series 4, 7.500%, Perpetual	840	21,571	0.02%
		30,244	0.03%

Financials – 1.63%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	1,175	22,912	0.03%
American International Group, Inc., Series A, 5.850%, Perpetual	1,435	31,570	0.04%
Arch Capital Group Ltd.
Series F, 5.450%, Perpetual (b)	401	8,124	0.01%
Series G, 4.550%, Perpetual (b)	1,010	17,736	0.02%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	905	17,883	0.02%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Bank of America Corp.
Series QQ, 4.250%, Perpetual	1,575	$26,271	0.03%
Series LL, 5.000%, Perpetual	1,420	28,315	0.03%
Series KK, 5.375%, Perpetual	815	17,441	0.02%
Bank of Hawaii Corp., Series A, 4.375%, Perpetual	1,060	18,020	0.02%
Bank OZK, Series A, 4.625%, Perpetual	1,395	23,157	0.03%
Cadence Bank, Series A, 5.500%, Perpetual	565	11,407	0.01%
Capital One Financial Corp.
Series J, 4.800%, Perpetual	2,060	35,844	0.04%
Series I, 5.000%, Perpetual	1,900	35,207	0.04%
Carlyle Finance LLC, 4.625%, 05/15/2061	995	15,811	0.02%
Citigroup, Inc., Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (c)	780	19,687	0.02%
Citizens Financial Group, Inc.
Series E, 5.000%, Perpetual	550	10,604	0.01%
Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (c)	980	22,981	0.03%
ConnectOne Bancorp, Inc., Series A, 5.250% to 09/01/2026 then
5 Year CMT Rate + 4.420%, Perpetual (c)	625	12,856	0.01%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	16,641	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,270	23,647	0.03%
Federal Agricultural Mortgage Corp, Series F, 5.250%, Perpetual	585	11,144	0.01%
Fifth Third Bancorp, Series K, 4.950%, Perpetual	1,580	30,320	0.03%
First Citizens BancShares, Inc., Series A, 5.375%, Perpetual	1,495	30,498	0.03%
First Horizon Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (c)	530	11,946	0.01%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (c)	700	16,905	0.02%
First Republic Bank, Series N, 4.500%, Perpetual	1,625	27,365	0.03%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,505	36,933	0.04%
Huntington Bancshares, Inc., Series H, 4.500%, Perpetual	2,275	39,630	0.05%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	1,900	34,599	0.04%
Series LL, 4.625%, Perpetual	1,875	34,762	0.04%
KeyCorp
Series G, 5.625%, Perpetual	535	11,315	0.01%
Series F, 5.650%, Perpetual	755	15,961	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (c)	412	9,616	0.01%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
MetLife, Inc., Series F, 4.750%, Perpetual	1,725	$33,914	0.04%
Morgan Stanley
Series O, 4.250%, Perpetual	2,365	38,502	0.04%
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (c)	735	16,839	0.02%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (c)	790	19,189	0.02%
PacWest Bancorp, Series A, 7.750% to 09/01/2027 then
5 Year CMT Rate + 4.820%, Perpetual (c)	350	8,687	0.01%
Regions Financial Corp.
Series E, 4.450%, Perpetual	1,960	34,261	0.04%
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (c)	1,035	21,549	0.02%
Signature Bank, Series A, 5.000%, Perpetual	1,460	25,725	0.03%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (c)	1,975	48,131	0.06%
SVB Financial Group, Series A, 5.250%, Perpetual	1,185	21,425	0.02%
Synchrony Financial, Series A, 5.625%, Perpetual	1,815	30,801	0.04%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (c)	710	15,691	0.02%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (c)	740	17,316	0.02%
Texas Capital Bancshares, Inc., Series B, 5.750%, Perpetual	595	11,799	0.01%
The Allstate Corp., Series H, 5.100%, Perpetual	1,120	22,008	0.03%
The Charles Schwab Corp., Series J, 4.450%, Perpetual	1,495	27,463	0.03%
The Goldman Sachs Group, Inc.
Series J, 5.500% to 05/10/2023 then
3 Month LIBOR USD + 3.640%, Perpetual (c)	955	23,503	0.03%
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (c)	895	22,151	0.03%
Truist Financial Corp.
Series R, 4.750%, Perpetual	2,190	41,500	0.05%
Series O, 5.250%, Perpetual	1,625	34,239	0.04%
US Bancorp
Series O, 4.500%, Perpetual	1,295	23,958	0.03%
Series B, 4.679% to 11/30/2022 then
3 Month LIBOR USD + 0.600%, Perpetual (c)	1,970	35,243	0.04%
Voya Financial, Inc., Series B, 5.350% to 09/15/2029 then
5 Year CMT Rate + 3.210%, Perpetual (c)	1,105	23,415	0.03%
Washington Federal, Inc., Series A, 4.875%, Perpetual	1,395	24,315	0.03%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	1,930	$34,740	0.04%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (c)	1,505	37,640	0.04%
		1,421,112	1.63%

Total Preferred Stocks
(Cost $1,895,371)		1,524,128	1.75%

REITS – 2.70%

Financials – 0.17%
Annaly Capital Management Inc, Series I, 6.750% to 06/30/2024
then 3 Month LIBOR USD + 4.989%, Perpetual (c)	1,195	24,880	0.03%
Apollo Commercial Real Estate Finance, Inc.	3,130	35,244	0.04%
Chimera Investment Corp.	2,930	19,778	0.02%
Chimera Investment Corp.
Series C, 7.750% to 09/30/2025 then
3 Month LIBOR USD + 4.743%, Perpetual (c)	1,265	21,505	0.03%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (c)	575	10,695	0.01%
Starwood Property Trust, Inc.	1,805	37,291	0.04%
		149,393	0.17%

Real Estate – 2.53%
Kimco Realty Corp., Series M, 5.250%, Perpetual	955	18,756	0.02%
Public Storage, Series P, 4.000%, Perpetual	1,185	19,292	0.02%
STORE Capital Corp.	67,869	2,158,234	2.49%
		2,196,282	2.53%

Total REITS
(Cost $1,888,938)		2,345,675	2.70%

CORPORATE BONDS – 17.48%

Communication Services – 1.23%
AT&T, Inc., 4.250%, 03/01/2027	$980,000	936,465	1.08%
T-Mobile USA, Inc., 3.875%, 04/15/2030	150,000	132,519	0.15%
		1,068,984	1.23%

Consumer Discretionary – 1.39%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	615,000	582,964	0.67%
Lowe’s Companies, Inc., 2.625%, 04/01/2031	325,000	260,208	0.30%
Starbucks Corp., 3.500%, 03/01/2028	400,000	366,777	0.42%
		1,209,949	1.39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Energy – 1.54%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	$964,551	1.11%
The Williams Companies, Inc., 2.600%, 03/15/2031	475,000	372,254	0.43%
		1,336,805	1.54%

Financials – 8.57%
Aflac, Inc., 3.600%, 04/01/2030	300,000	265,826	0.31%
Bank of America Corp., 2.299% to 07/21/2031
then SOFR + 1.220%, 07/21/2032 (c)	575,000	426,060	0.49%
Dell International LLC / EMC Corp., 5.450%, 06/15/2023	322,000	321,559	0.37%
Fifth Third Bancorp, 3.650%, 01/25/2024	225,000	219,723	0.25%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,064,982	1.23%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	417,515	0.48%
4.000%, 05/15/2025	365,000	351,898	0.41%
JPMorgan Chase & Co., 2.069% to 06/01/2028
then SOFR + 1.015%, 06/01/2029 (c)	325,000	262,847	0.30%
Marsh & McLennan Companies, Inc., 4.375%, 03/15/2029	275,000	259,766	0.30%
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (c)	295,000	252,566	0.29%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (c)	330,000	244,426	0.28%
Prudential Financial, Inc., 3.878%, 03/27/2028	260,000	243,989	0.28%
Regions Financial Corp., 1.800%, 08/12/2028	325,000	264,310	0.30%
Synchrony Financial, 3.950%, 12/01/2027	650,000	558,894	0.64%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,300,000	1.50%
The Goldman Sachs Group, Inc., 4.223% to 05/01/2028
then 3 Month LIBOR USD + 1.301%, 05/01/2029 (c)	300,000	271,583	0.31%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	725,858	0.83%
		7,451,802	8.57%

Health Care – 1.90%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	651,142	0.75%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	677,269	0.78%
Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	425,000	320,256	0.37%
		1,648,667	1.90%

Industrials – 0.60%
General Electric Co., 3.625%, 05/01/2030	380,000	326,403	0.37%
The Boeing Co., 2.196%, 02/04/2026	225,000	199,144	0.23%
		525,547	0.60%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Information Technology – 2.25%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	$564,541	0.65%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	381,599	0.44%
International Business Machines Corp.
2.200%, 02/09/2027	125,000	110,741	0.13%
2.720%, 02/09/2032	325,000	260,883	0.30%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	637,906	0.73%
		1,955,670	2.25%

Total Corporate Bonds
Cost $17,051,762)		15,197,424	17.48%

MORTGAGE-BACKED SECURITIES – 2.48%

Federal Agency Mortgage-Backed Obligations – 2.48%
Fannie Mae Pool
3.000%, 10/01/2043	851,075	746,179	0.86%
3.500%, 01/01/2042	157,445	143,133	0.16%
6.000%, 10/01/2037	76,447	77,328	0.09%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	40,997	33,224	0.04%
Series 2012-16, 2.000%, 11/25/2041	39,040	33,843	0.04%
Series 2010-134, 2.250%, 03/25/2039	1,181	1,177	0.00%
Freddie Mac Gold Pool
3.000%, 05/01/2042	451,943	397,166	0.46%
3.000%, 09/01/2042	577,766	507,752	0.58%
5.500%, 04/01/2037	32,915	33,792	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	14,168	13,526	0.01%
Series 4309, 2.000%, 10/15/2043	35,952	32,709	0.04%
Series 3870, 2.750%, 01/15/2041	12,653	12,124	0.01%
Series 4322, 3.000%, 05/15/2043	54,688	52,323	0.06%
Government National Mortgage Association,
Series 2013-24, 1.750%, 02/16/2043	88,067	76,126	0.09%

Total Mortgage-Backed Securities
(Cost $2,439,653)		2,160,402	2.48%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

U.S. TREASURY OBLIGATIONS – 9.60%	Par Amount/		% of
	Number os Shares	Value	Net Assets
U.S. Treasury Notes – 9.60%
0.250%, 08/31/2025	1,250,000	$1,111,621	1.28%
0.625%, 03/31/2027	450,000	384,047	0.44%
0.750%, 04/30/2026	1,500,000	1,323,281	1.52%
1.000%, 07/31/2028	500,000	417,461	0.48%
1.250%, 12/31/2026	625,000	552,148	0.64%
1.250%, 04/30/2028	425,000	362,478	0.42%
1.500%, 02/15/2025	200,000	187,008	0.22%
1.500%, 11/30/2028	75,000	64,025	0.07%
1.875%, 07/31/2026	1,550,000	1,416,979	1.63%
2.500%, 03/31/2027	200,000	185,547	0.21%
2.625%, 04/15/2025	300,000	287,215	0.33%
2.750%, 08/15/2032	750,000	670,488	0.77%
3.000%, 10/31/2025	450,000	431,842	0.50%
4.125%, 09/30/2027	350,000	348,018	0.40%
4.250%, 09/30/2024	600,000	596,812	0.69%

Total U.S. Treasury Obligations
(Cost $9,170,733)		8,338,970	9.60%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 0.53%

Financials – 0.53%
Ares Capital Corp.	1,995	38,763	0.05%
Bain Capital Specialty Finance, Inc.	2,655	33,453	0.04%
BlackRock TCP Capital Corp.	3,015	35,667	0.04%
Carlyle Secured Lending, Inc.	2,935	36,834	0.04%
FS KKR Capital Corp.	1,865	35,808	0.04%
Golub Capital BDC, Inc.	2,775	35,992	0.04%
Hercules Capital, Inc.	2,325	33,782	0.04%
MidCap Financial Investment Corp.	3,225	35,346	0.04%
Monroe Capital Corp.	4,000	30,320	0.04%
New Mountain Finance Corp.	3,130	38,030	0.04%
Oaktree Specialty Lending Corp.	5,730	37,818	0.04%
Sixth Street Specialty Lending, Inc.	1,825	33,142	0.04%
TriplePoint Venture Growth BDC Corp.	2,500	31,950	0.04%

Total Investment Companies
(Excluding Money Market Funds)
(Cost $550,540)		456,905	0.53%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.85%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.85%
First American Government Obligations Fund,
Institutional Class, 2.93% (d)	1,603,926	$1,603,926	1.85%

Total Short-Term Investments
(Cost $1,603,926)		1,603,926	1.85%

Total Investments
(Cost $69,079,431) – 99.77%		86,716,757	99.77%
Other Assets in Excess of Liabilities – 0.23%		197,481	0.23%

TOTAL NET ASSETS – 100.00%		$86,914,238	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
CMT – Constant Maturity Treasury
LIBOR – London Interbank Offered Rate
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	Variable rate security; rate disclosed is the rate as of October 31, 2022.
(d)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,888,210	$—	$—	$3,888,210
Consumer Discretionary	9,157,682	—	—	9,157,682
Consumer Staples	5,394,464	—	—	5,394,464
Energy	153,591	—	—	153,591
Financials	11,715,119	—	—	11,715,119
Health Care	3,248,645	—	—	3,248,645
Industrials	4,838,910	—	—	4,838,910
Information Technology	11,566,203	—	—	11,566,203
Materials	5,126,503	—	—	5,126,503
Total Common Stocks	$55,089,327	$—	$—	$55,089,327
Preferred Stocks
Communication Services	$49,674	$—	$—	$49,674
Consumer Discretionary	23,098	—	—	23,098
Consumer Staples	30,244	—	—	30,244
Financials	1,421,112	—	—	1,421,112
Total Preferred Stocks	$1,524,128	$—	$—	$1,524,128
REITS
Financials	$149,393	$—	$—	$149,393
Real Estate	2,196,282	—	—	2,196,282
Total REITS	$2,345,675	$—	$—	$2,345,675
Corporate Bonds
Communication Services	$—	$1,068,984	$—	$1,068,984
Consumer Discretionary	—	1,209,949	—	1,209,949
Energy	—	1,336,805	—	1,336,805
Financials	—	7,451,802	—	7,451,802
Health Care	—	1,648,667	—	1,648,667
Industrials	—	525,547	—	525,547
Information Technology	—	1,955,670	—	1,955,670
Total Corporate Bonds	$—	$15,197,424	$—	$15,197,424
Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$2,160,402	$—	$2,160,402
Total Mortgage-Backed Securities	$—	$2,160,402	$—	$2,160,402
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$8,338,970	$—	$8,338,970
Total U.S. Treasury Obligations	$—	$8,338,970	$—	$8,338,970
Investment Companies
(Excluding Money Market Funds)
Financials	$456,905	$—	$—	$456,905
Total Investment Companies
(Excluding Money Market Funds)	$456,905	$—	$—	$456,905
Short-Term Investments
Money Market Funds	$1,603,926	$—	$—	$1,603,926
Total Short-Term Investments	$1,603,926	$—	$—	$1,603,926
Total Investments	$61,019,961	$25,696,796	$—	$86,716,757
The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $69,079,431)	$86,716,757
Dividends and interest receivable	285,218
Receivable for fund shares sold	67,994
Return of capital receivable	803
Prepaid expenses and other assets	19,861
Total assets	87,090,633

LIABILITIES:
Payable for fund shares redeemed	41,961
Payable to advisor	58,067
Payable to administrator	18,773
Payable to auditor	22,749
Accrued distribution fees	7,826
Accrued service fees	3,291
Accrued trustees fees	5,725
Accrued expenses and other payables	18,003
Total liabilities	176,395
NET ASSETS	$86,914,238

NET ASSETS CONSISTS OF:
Capital stock	$67,222,043
Total distributable earnings	19,692,195
Total net assets	$86,914,238

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$39,171,092
Shares issued and outstanding	2,785,320
Net asset value, offering price, and redemption price per share	$14.06

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$47,743,146
Shares issued and outstanding	3,615,343
Net asset value, offering price, and redemption price per share	$13.21

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$1,343,700
Interest income	762,892
Total investment income	2,106,592

EXPENSES:
Investment advisory fees (See Note 5)	828,962
Sub-transfer agent expenses – Investor Class (See Note 5)	97,981
Sub-transfer agent expenses – Institutional Class (See Note 5)	49,741
Administration, accounting, custody, and transfer agent fees (See Note 5)	128,779
Distribution fees – Investor Class (See Note 5)	70,015
Service fees – Investor Class (See Note 5)	46,676
Federal and state registration fees	31,638
Compliance expense (See Note 5)	24,508
Audit fees	22,755
Trustees’ fees and expenses	18,803
Reports to shareholders	13,100
Legal fees	1,026
Interest expense (See Note 7)	32
Other expenses	15,458
Total expenses	1,349,474
NET INVESTMENT INCOME	$757,118

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$2,841,084
Net change in unrealized appreciation/depreciation on investments:	(17,205,736)
Net loss on investments	(14,364,652)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,607,534)

(1)	Net of foreign taxes withheld and issuance fees of $9,442.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$757,118	$890,714
Net realized gain on investments	2,841,084	8,268,323
Net change in unrealized
appreciation/depreciation on investments	(17,205,736)	13,894,367
Net increase (decrease) in net
assets resulting from operations	(13,607,534)	23,053,404

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,654,611)	(3,200,223)
Distributable earnings – Institutional Class	(4,723,563)	(4,139,573)
Total distributions	(8,378,174)	(7,339,796)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,881,768	1,376,547
Proceeds from shares subscribed – Institutional Class	2,382,337	3,724,722
Dividends reinvested – Investor Class	3,556,955	3,106,285
Dividends reinvested – Institutional Class	3,602,091	3,180,592
Cost of shares redeemed – Investor Class	(10,361,778)	(8,925,766)
Cost of shares redeemed – Institutional Class	(12,193,431)	(11,189,372)
Net decrease in net assets derived
from capital share transactions	(11,132,058)	(8,726,992)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,117,766)	6,986,616

NET ASSETS:
Beginning of year	120,032,004	113,045,388
End of year	$86,914,238	$120,032,004

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	115,566	83,494
Shares sold – Institutional Class	160,649	245,309
Shares issued to holders as reinvestment
of dividends – Investor Class	217,125	200,751
Shares issued to holders as reinvestment
of dividends – Institutional Class	234,876	217,790
Shares redeemed – Investor Class	(673,769)	(549,400)
Shares redeemed – Institutional Class	(853,794)	(732,371)
Net decrease in shares outstanding	(799,347)	(534,427)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$17.26	$15.12	$15.72	$15.82	$16.24

0.08 (1)	0.09 (1)	0.16 (1)	0.18 (1)	0.16
(2.09)	3.01	0.40	1.02	0.40
(2.01)	3.10	0.56	1.20	0.56

(0.08)	(0.10)	(0.16)	(0.17)	(0.14)
(1.11)	(0.86)	(1.00)	(1.13)	(0.84)
(1.19)	(0.96)	(1.16)	(1.30)	(0.98)
$14.06	$17.26	$15.12	$15.72	$15.82

-12.60%	21.24%	3.74%	8.39%	3.44%

$39.17	$53.97	$51.29	$93.51	$121.32
1.51%	1.49%	1.49%	1.46%	1.42%
0.53%	0.54%	1.08%	1.16%	0.89%
15%	26%	22%	16%	18%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$16.22	$14.22	$14.80	$14.93	$15.34

0.13 (1)	0.14 (1)	0.20 (1)	0.22 (1)	0.19
(1.97)	2.83	0.38	0.96	0.39
(1.84)	2.97	0.58	1.18	0.58

(0.13)	(0.16)	(0.22)	(0.24)	(0.20)
(1.04)	(0.81)	(0.94)	(1.07)	(0.79)
(1.17)	(0.97)	(1.16)	(1.31)	(0.99)
$13.21	$16.22	$14.22	$14.80	$14.93

-12.25%	21.68%	4.16%	8.76%	3.86%

$47.74	$66.06	$61.75	$80.40	$97.86
1.13%	1.12%	1.12%	1.09%	1.02%
0.90%	0.91%	1.44%	1.53%	1.28%
15%	26%	22%	16%	18%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(515,309)	$515,309

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax

HENNESSY FUNDS	1-800-966-4354

purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020 04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales

HENNESSY FUNDS	1-800-966-4354

of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $7,924,905 and $24,725,837, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022 were $7,775,700 and $9,440,767, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $501 and 6.25%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $183,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$69,340,330
Gross tax unrealized appreciation	$22,371,738
Gross tax unrealized depreciation	(4,995,353)
Net tax unrealized appreciation/(depreciation)	$17,376,385
Undistributed ordinary income	$17,120
Undistributed long-term capital gains	2,298,690
Total distributable earnings	$2,315,810
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$19,692,195

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$779,687	$990,650
Long-term capital gains	7,598,487	6,349,146
Total distributions	$8,378,174	$7,339,796

(1)  Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in

HENNESSY FUNDS	1-800-966-4354

reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	0.37982
Institutional Class	0.35677

WWW.HENNESSYFUNDS.COM

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 952.00	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

Institutional Class
Actual	$1,000.00	$ 953.90	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Investor Class shares or 1.16% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 5.34%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Fund	24
Expense Example	27
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Liquidity Risk Management Program	29
Privacy Policy	29

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	-0.70%	2.85%	4.18%
50/50 Blended DJIA/Treasury Index	-3.79%	5.51%	6.58%
Dow Jones Industrial Average	-6.74%	9.33%	12.19%

Expense ratio: 1.85%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Hennessy Balanced Fund returned -0.70%, outperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned -3.79% and -6.74%, respectively, for the same period.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

The Fund outperformed its primary benchmark predominantly as a result of stock selection in the Energy and Health Care sectors. The largest contributor to performance within each of these sectors during the period were Chevron Corporation and Amgen, Inc. The largest detractors from performance during the period were investments in the Communication Services and Industrials sectors. The largest detractors from performance within these sectors were Verizon Communications, Inc. and 3M Company.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to outperform equities in periods when equity markets fall and underperform in periods when equity markets rise. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pay a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

If the market experiences further weakness, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 4.000%, 01/26/2023	19.21%
U.S. Treasury Bill, 3.020%, 06/15/2023	9.06%
U.S. Treasury Bill, 2.880%, 12/01/2022	7.75%
U.S. Treasury Bill, 2.100%, 05/18/2023	6.82%
U.S. Treasury Bill, 2.490%, 11/03/2022	5.43%
JPMorgan Chase & Co.	5.22%
International Business Machines Corp.	5.15%
Amgen Inc.	5.14%
Chevron Corp.	4.98%
3M Co.	4.59%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 45.83%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.02%
Verizon Communications, Inc.	13,850	$517,575	4.02%

Consumer Staples – 4.66%
The Coca-Cola Co.	900	53,865	0.42%
Walgreens Boots Alliance, Inc.	15,000	547,500	4.24%
		601,365	4.66%

Energy – 4.98%
Chevron Corp.	3,550	642,195	4.98%

Financials – 5.22%
JPMorgan Chase & Co.	5,350	673,458	5.22%

Health Care – 5.69%
Amgen, Inc.	2,450	662,357	5.14%
Merck & Co., Inc.	700	70,840	0.55%
		733,197	5.69%

Industrials – 4.59%
3M Co.	4,700	591,213	4.59%

Information Technology – 12.79%
Cisco Systems, Inc.	11,900	540,617	4.19%
Intel Corp.	15,650	444,930	3.45%
International Business Machines Corp.	4,800	663,792	5.15%
		1,649,339	12.79%

Materials – 3.88%
Dow, Inc.	10,700	500,118	3.88%

Total Common Stocks
(Cost $5,825,062)		5,908,460	45.83%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

SHORT-TERM INVESTMENTS – 54.40%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.31%
First American Government Obligations
Fund, Institutional Class, 2.93% (a)	297,696	$297,696	2.31%

U.S. Treasury Bills – 52.09%
2.490%, 11/03/2022 (b)	700,000	699,995	5.43%
2.880%, 12/01/2022 (b)	1,000,000	999,800	7.75%
4.000%, 01/26/2023 (b)	2,500,000	2,476,201	19.21%
3.780%, 03/23/2023 (b)	500,000	491,727	3.82%
2.100%, 05/18/2023 (b)	900,000	879,426	6.82%
3.020%, 06/15/2023 (b)	1,200,000	1,168,454	9.06%

		6,715,603	52.09%

Total Short-Term Investments
(Cost $7,058,613)		7,013,299	54.40%

Total Investments
(Cost $12,883,675) – 100.23%		12,921,759	100.23%
Liabilities in Excess of Other Assets – (0.23)%		(29,242)	(0.23)%

TOTAL NET ASSETS – 100.00%		$12,892,517	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2022.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$517,575	$—	$—	$517,575
Consumer Staples	601,365	—	—	601,365
Energy	642,195	—	—	642,195
Financials	673,458	—	—	673,458
Health Care	733,197	—	—	733,197
Industrials	591,213	—	—	591,213
Information Technology	1,649,339	—	—	1,649,339
Materials	500,118	—	—	500,118
Total Common Stocks	$5,908,460	$—	$—	$5,908,460
Short-Term Investments
Money Market Funds	$297,696	$—	$—	$297,696
U.S. Treasury Bills	—	6,715,603	—	6,715,603
Total Short-Term Investments	$297,696	$6,715,603	$—	$7,013,299
Total Investments	$6,206,156	$6,715,603	$—	$12,921,759

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $12,883,675)	$12,921,759
Dividends and interest receivable	9,742
Receivable for fund shares sold	168
Prepaid expenses and other assets	7,453
Total assets	12,939,122

LIABILITIES:
Payable to advisor	6,346
Payable to administrator	4,137
Payable to auditor	22,749
Accrued distribution fees	1,786
Accrued service fees	1,058
Accrued trustees fees	4,755
Accrued expenses and other payables	5,774
Total liabilities	46,605
NET ASSETS	$12,892,517

NET ASSETS CONSIST OF:
Capital stock	$12,391,605
Total distributable earnings	500,912
Total net assets	$12,892,517

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,892,517
Shares issued and outstanding	1,090,302
Net asset value, offering price, and redemption price per share	$11.82

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income	$265,638
Interest income	46,562
Total investment income	312,200

EXPENSES:
Investment advisory fees (See Note 5)	81,722
Administration, accounting, custody, and transfer agent fees (See Note 5)	27,143
Compliance expense (See Note 5)	24,510
Audit fees	22,743
Distribution fees – Investor Class (See Note 5)	20,430
Federal and state registration fees	19,458
Trustees’ fees and expenses	16,181
Service fees – Investor Class (See Note 5)	13,620
Sub-transfer agent expenses – Investor Class (See Note 5)	7,062
Reports to shareholders	5,858
Interest expense (See Note 7)	1,735
Legal fees	219
Other expenses	4,580
Total expenses	245,261
NET INVESTMENT INCOME	$66,939

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$492,822
Net change in unrealized appreciation/depreciation on investments	(683,111)
Net loss on investments	(190,289)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(123,350)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$66,939	$22,631
Net realized gain on investments	492,822	528,693
Net change in unrealized
appreciation/depreciation on investments	(683,111)	1,167,646
Net increase (decrease) in net
assets resulting from operations	(123,350)	1,718,970

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(524,145)	(35,846)
Total distributions	(524,145)	(35,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,103,328	1,324,997
Dividends reinvested – Investor Class	519,982	35,297
Cost of shares redeemed – Investor Class	(2,614,494)	(1,500,429)
Net increase (decrease) in net assets
derived from capital share transactions	8,816	(140,135)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(638,679)	1,542,989

NET ASSETS:
Beginning of year	13,531,196	11,988,207
End of year	$12,892,517	$13,531,196

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	173,711	107,079
Shares issued to holders as reinvestment
of dividends – Investor Class	43,919	2,986
Shares redeemed – Investor Class	(219,333)	(124,203)
Net decrease in shares outstanding	(1,703)	(14,138)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$12.39	$10.84	$12.38	$12.34	$12.88

0.06 (1)	0.02 (1)	0.12 (1)	0.13 (1)	0.09
(0.15)	1.56	(1.04)	0.59	0.33
(0.09)	1.58	(0.92)	0.72	0.42

(0.05)	(0.03)	(0.12)	(0.13)	(0.08)
(0.43)	—	(0.50)	(0.55)	(0.88)
(0.48)	(0.03)	(0.62)	(0.68)	(0.96)
$11.82	$12.39	$10.84	$12.38	$12.34

-0.70%	14.62%	-7.84%	6.05%	3.46%

$12.89	$13.53	$11.99	$12.30	$11.62
1.80%	1.85%	1.89%	1.88%	1.84%
0.49%	0.17%	1.05%	1.04%	0.70%
29%	31%	42%	52%	21%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(31,912)	$31,912

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk

HENNESSY FUNDS	1-800-966-4354
17

management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $1,928,438 and $2,627,767, respectively.

HENNESSY FUNDS	1-800-966-4354
19

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $36,153 and 4.73%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $742,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,906,958
Gross tax unrealized appreciation	$727,978
Gross tax unrealized depreciation	(713,177)
Net tax unrealized appreciation/(depreciation)	$14,801
Undistributed ordinary income	$7,523
Undistributed long-term capital gains	478,588
Total distributable earnings	$486,111
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$500,912

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

HENNESSY FUNDS	1-800-966-4354
21

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$70,052	$35,846
Long-term capital gains	454,093	—
Total distributions	$524,145	$35,846

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	0.44262

WWW.HENNESSYFUNDS.COM
22

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
23

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
24

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
25

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
26

TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 979.10	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
27

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 15.18%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
28

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
29

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
30

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
31

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers of the Fund	32
Expense Example	36
Proxy Voting Policy and Proxy Voting Records	38
Availability of Quarterly Portfolio Schedule	38
Federal Tax Distribution Information	38
Important Notice Regarding Delivery of Shareholder Documents	38
Electronic Delivery	38
Liquidity Risk Management Program	39
Privacy Policy	39

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy Energy Transition Fund –
Investor Class (HNRGX)	49.24%	7.54%	3.91%
Hennessy Energy Transition Fund –
Institutional Class (HNRIX)	49.71%	7.84%	4.18%
S&P 500® Energy Index	64.97%	11.07%	4.32%
S&P 500® Index	-14.61%	10.44%	10.82%

Expense ratios: 2.96% (Investor Class); 2.61% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ben Cook, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Energy Transition Fund returned 49.24%, underperforming the S&P 500® Energy Index (the Fund’s primary benchmark), which returned 64.97% for the same period, but outperforming the S&P 500® Index, which returned -14.61% for the same period.

Relative energy equity performance during the period tracked the strong influence of energy commodity prices, favoring hydrocarbon energy equities that outperformed both the renewable energy equity category as well as broader market equity indexes. Hydrocarbon-oriented equity outperformance relative to renewable-oriented equity peers was particularly notable given the substantial policy support provided to renewable technologies by Congress through the passage of the Inflation Reduction Act of 2022, which was signed into law during August 2022.

As in the prior period, hydrocarbon company investment merit remained relatively attractive, benefiting from a combination of strong commodity fundamentals, desirable valuation, and shareholder friendly corporate governance. The global energy crisis precipitated by the Russian invasion of Ukraine exacerbated global hydrocarbon supply tightness, and in our view, strengthened the case for a durable commodity upcycle. Accordingly, we redirected a small quantity of renewable equity exposure toward hydrocarbon energy equity counterparts. By period end, Fund exposure to hydrocarbon-oriented equites remained elevated relative to historical averages.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain, including both hydrocarbons and renewable energy sources. This investible universe includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. The renewable energy value chain comprises materials producers, machinery and equipment manufacturers, service providers, and utilities. We believe the inclusion of energy end users, such as industrials and transportation companies, differentiates the Fund from traditional energy funds that do not include such companies. We believe including such companies in the investment universe enables the Fund to hold a broader range of energy-related themes and provides greater flexibility to adjust sub-sector weightings based on our investment outlook. The Fund typically owns 25 to 40 securities and historically has had little overlap with the top holdings of commonly used energy and commodity equity benchmarks.

Investment Commentary:

Energy market volatility rose meaningfully during the first quarter of the one-year period ended October 31, 2022 as rising global energy demand associated with an improving pace of economic growth post pandemic stressed a beleaguered global supply base, constrained by limited OPEC+ production resumption, Russian volume loss, and persistent upstream sector capacity underinvestment. Oil price volatility subsided in the latter half of the period dampened by the sizeable release of crude oil from the U.S. Strategic Petroleum Reserve (SPR). Though the price of NYMEX WTI crude oil doubled from its December 2021 low by March 2022, the WTI crude oil price moderated through the end of the one-year period ended October 31, 2022, to finish at $86.53 per barrel (bbl), up approximately 3.5% from the previous one-year period ended October 31, 2021.

HENNESSY FUNDS	1-800-966-4354
7

Global natural gas markets also experienced significant volatility during the period as supply loss associated with curtailed Russian exports into Europe sent policy makers scrambling to secure alternative sources of supply critical to meeting regional wintertime needs. The corresponding spike in demand supported price gains around the globe as competition for liquified natural gas (LNG) cargos lifted Asian market pricing and provided a meaningful boost to U.S. pricing as well, as the U.S. committed to supplying the European Union (EU) with significant volumes on a go forward basis. During the summer, the untimely planned winddown of key nuclear facilities in Germany also added to regional baseload natural gas needs as renewable power sources proved insufficient in making up energy supply shortfall. Though NYMEX Henry Hub natural gas prices more than doubled from trough to peak during the period, the Henry Hub natural gas price moderated into period end, gaining approximately 17.1% to finish at $6.35 per thousand cubic feet (mcf).

Despite lingering fears of Covid-variant proliferation and the potential risk of slowing economic activity due to tightening monetary conditions, investment merit inherent in U.S. energy equities remains favorable given favorable commodity fundamentals, rising demand for U.S. energy exports, the sector’s defensive posture with respect to inflation, and its current attractive valuation.

On a global basis, crude oil and natural gas inventories remain well below historical norms, as years of underinvestment in industry capacity and only modest gains in production volume have proven insufficient to fully satisfy rising consumption and inventory replenishment needs. As a consequence, commodity prices are likely to remain elevated and provide U.S. upstream companies with incentive to develop the resources required to meet rising demand in the U.S and abroad. Existing and projected export capacity expansion in the U.S. should allow for export volume growth through the end of the decade. The market’s loss of Russian export volumes underscores the importance of energy security, reliability, and affordability, which are all qualities that likely will increase the appeal of U.S. energy resources. As one of few sectors offering the potential for strong returns and cash flows that are generally positively correlated with rising price levels, we believe hydrocarbon-oriented equities provide a logical hedge in an inflationary environment. Inflation protection coupled with attractive valuation relative to historical norms combine to offer unique appeal in the current environment.

As the world pursues greenhouse gas emission reduction targets, we believe policy and technology, as well as consumer and investor preference, will continue to drive change in the world’s primary fuel mix. In this environment, we believe that wind, solar, hydrogen, and other renewable technologies will expand at the expense of more carbon intensive fuels, namely coal and heavy fuel oil. Despite this, we expect critical impediments in the form of policy gaps, reliability issues, simple cost disadvantages, and geo-political disruption to the flow of traditional hydrocarbons will continue to hamper the pace of the transition toward renewables, and we see these drivers prolonging the dependence upon hydrocarbons. As a consequence, we envision a landscape that reflects the coexistence and need for diversity in energy supply, inclusive of both hydrocarbons and renewables, which should provide investment opportunity for investors for decades to come.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW

The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transfered into and out of a company.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Schlumberger Ltd.	5.80%
EOG Resources, Inc.	5.11%
Solaris Oilfield Infrastructure, Inc.	5.07%
Suncor Energy, Inc.	5.06%
ConocoPhillips	4.88%
Antero Resources Corp.	4.81%
Phillips 66	4.64%
Exxon Mobil Corp.	4.22%
Halliburton Co.	4.19%
Diamondback Energy, Inc.	4.07%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 92.72%	Number		% of
	of Shares	Value	Net Assets
Downstream – 7.98%
Marathon Petroleum Corp.	6,900	$783,978	3.33%
Phillips 66	10,500	1,095,045	4.65%
		1,879,023	7.98%

Exploration & Production – 43.97%
Antero Resources Corp. (a)	31,000	1,136,460	4.83%
ConocoPhillips	9,145	1,153,093	4.90%
Coterra Energy, Inc.	25,510	794,126	3.37%
Diamondback Energy, Inc.	6,120	961,513	4.08%
EOG Resources, Inc.	8,830	1,205,472	5.12%
EQT Corp.	22,600	945,584	4.02%
Magnolia Oil & Gas Corp.	25,800	662,544	2.81%
Marathon Oil Corp.	16,000	487,200	2.07%
PDC Energy, Inc.	12,090	872,173	3.71%
Pioneer Natural Resources Co.	3,650	935,896	3.98%
Suncor Energy, Inc. (b)	34,760	1,195,396	5.08%
		10,349,457	43.97%

Integrated – 6.97%
Chevron Corp.	3,550	642,195	2.73%
Exxon Mobil Corp.	9,000	997,290	4.24%
		1,639,485	6.97%

Materials – 2.59%
Freeport-McMoRan, Inc.	19,220	609,082	2.59%

Midstream – 5.13%
Antero Midstream Corp.	45,500	484,575	2.06%
Cheniere Energy, Inc.	4,100	723,281	3.07%
		1,207,856	5.13%

Oil Services – 24.51%
Halliburton Co.	27,150	988,803	4.20%
Newpark Resources, Inc. (a)	70,950	259,677	1.10%
Schlumberger Ltd. (b)	26,310	1,368,909	5.81%
Select Energy Services, Inc. (a)	49,660	479,219	2.04%
Solaris Oilfield Infrastructure, Inc.	87,920	1,197,470	5.09%
TechnipFMC PLC – (a)(b)	65,240	690,892	2.93%
Tenaris SA – ADR (b)	25,000	785,500	3.34%
		5,770,470	24.51%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utility – 1.57%
NextEra Energy, Inc.	4,770	$369,675	1.57%

Total Common Stocks
(Cost $13,358,968)		21,825,048	92.72%

PARTNERSHIPS & TRUSTS – 4.95%

Midstream – 4.95%
MPLX LP	15,104	506,588	2.15%
Plains All American Pipeline LP	55,010	658,470	2.80%

Total Partnerships & Trusts
(Cost $963,001)		1,165,058	4.95%

SHORT-TERM INVESTMENTS – 1.40%

Money Market Funds – 1.40%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	329,996	329,996	1.40%

Total Short-Term Investments
(Cost $329,996)		329,996	1.40%

Total Investments
(Cost $14,651,965) – 99.07%		23,320,102	99.07%
Other Assets in Excess of Liabilities – 0.93%		219,654	0.93%

TOTAL NET ASSETS – 100.00%		$23,539,756	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$1,879,023	$—	$—	$1,879,023
Exploration & Production	10,349,457	—	—	10,349,457
Integrated	1,639,485	—	—	1,639,485
Materials	609,082	—	—	609,082
Midstream	1,207,856	—	—	1,207,856
Oil Services	5,770,470	—	—	5,770,470
Utility	369,675	—	—	369,675
Total Common Stocks	$21,825,048	$—	$—	$21,825,048
Partnerships & Trusts
Midstream	$1,165,058	$—	$—	$1,165,058
Total Partnerships & Trusts	$1,165,058	$—	$—	$1,165,058
Short-Term Investments
Money Market Funds	$329,996	$—	$—	$329,996
Total Short-Term Investments	$329,996	$—	$—	$329,996
Total Investments	$23,320,102	$—	$—	$23,320,102

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $14,651,965)	$23,320,102
Dividends and interest receivable	4,512
Receivable for fund shares sold	251,682
Return of capital receivable	20,974
Prepaid expenses and other assets	8,787
Total assets	23,606,057

LIABILITIES:
Payable for fund shares redeemed	6,013
Payable to advisor	22,632
Payable to auditor	23,405
Accrued distribution fees	1,860
Accrued service fees	784
Accrued trustees fees	4,768
Accrued expenses and other payables	6,839
Total liabilities	66,301
NET ASSETS	$23,539,756

NET ASSETS CONSISTS OF:
Capital stock	$56,076,672
Accumulated deficit	(32,536,916)
Total net assets	$23,539,756

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$10,213,489
Shares issued and outstanding	422,896
Net asset value, offering price, and redemption price per share	$24.15

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$13,326,267
Shares issued and outstanding	541,880
Net asset value, offering price, and redemption price per share	$24.59

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Distributions received from master limited partnerships	$114,520
Return of capital on distributions received	(114,520)
Dividend income from common stock(1)	621,728
Interest income	1,473
Total investment income	623,201

EXPENSES:
Investment advisory fees (See Note 5)	255,316
Administration, accounting, custody, and transfer agent fees (See Note 5)	34,994
Federal and state registration fees	33,490
Sub-transfer agent expenses – Investor Class (See Note 5)	15,082
Sub-transfer agent expenses – Institutional Class (See Note 5)	11,074
Compliance expense (See Note 5)	24,520
Audit fees	23,397
Trustees’ fees and expenses	16,247
Distribution fees – Investor Class (See Note 5)	12,587
Reports to shareholders	11,489
Service fees – Investor Class (See Note 5)	8,391
Interest expense (See Note 7)	1,096
Legal Fees	866
Other expenses	5,850
Total expenses before waiver	454,399
Service provider expense waiver (See Note 5)	(34,994)
Net expenses	419,405
NET INVESTMENT INCOME	$203,796

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,336,639
Net change in unrealized appreciation/depreciation on investments	6,207,910
Net gain on investments	7,544,549
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,748,345

(1)	Net of foreign taxes withheld of $5,125.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
16

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$203,796	$45,083
Net realized gain on investments	1,336,639	1,234,155
Net change in unrealized
appreciation/depreciation on investments	6,207,910	5,107,361
Net increase in net assets resulting from operations	7,748,345	6,386,599

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(751,147)	—
Distributable earnings – Institutional Class	(1,188,176)	—
Total distributions	(1,939,323)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,234,369	7,710,426
Proceeds from shares subscribed – Institutional Class	6,681,659	5,598,042
Dividends reinvested – Investor Class	698,292	—
Dividends reinvested – Institutional Class	1,181,355	—
Cost of shares redeemed – Investor Class	(7,622,351)	(6,158,757)
Cost of shares redeemed – Institutional Class	(7,693,364)	(3,599,017)
Net increase in net assets derived
from capital share transactions	1,479,960	3,550,694
TOTAL INCREASE IN NET ASSETS	7,288,982	9,937,293

NET ASSETS:
Beginning of year	16,250,774	6,313,481
End of year	$23,539,756	$16,250,774

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	394,224	521,054
Shares sold – Institutional Class	331,064	329,240
Shares issued to holders as reinvestment
of dividends – Investor Class	44,449	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	74,066	—
Shares redeemed – Investor Class	(387,313)	(435,171)
Shares redeemed – Institutional Class	(371,343)	(252,362)
Net increase in shares outstanding	85,147	162,761

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$18.31		$8.74		$14.08		$18.32	$19.47		$20.54

0.16		0.06		0.04		(0.07)	(0.20)		(0.23)
7.74		9.51		(5.38)		(4.17)	(0.95)		(0.84)
7.90		9.57		(5.34)		(4.24)	(1.15)		(1.07)

(2.06)		—		—		—	—		—
(2.06)		—		—		—	—		—
$24.15		$18.31		$8.74		$14.08	$18.32		$19.47

49.24%		109.50%		-37.93%		-23.14%	-5.91	%(3)	-5.21%

$10.21		$6.80		$2.50		$6.83	$18.16		$22.66

2.42%		2.96%		2.59%		1.97%	1.82	%(4)	1.87%
2.25	%(6)	2.74	%(6)	2.03	%(5)(6)	1.97%	1.82	%(4)	1.87%

0.64%		0.16%		(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%
0.81%		0.38%		0.38%		(0.46)%	(1.05	)%(4)	(1.21)%
31%		74%		73%		87%	72	%(3)	84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
20

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$18.60		$8.85		$14.26		$18.50	$19.61		$20.64

0.23		0.07		0.12		(0.02)	(0.15)		(0.19)
7.87		9.68		(5.50)		(4.22)	(0.96)		(0.84)
8.10		9.75		(5.38)		(4.24)	(1.11)		(1.03)

(2.11)		—		(0.03)		—	—		—
(2.11)		—		(0.03)		—	—		—
$24.59		$18.60		$8.85		$14.26	$18.50		$19.61

49.71%		110.17%		-37.80%		-22.92%	-5.66	%(3)	-4.99%

$13.33		$9.45		$3.82		$44.37	$78.81		$122.45

2.09%		2.61%		2.01%		1.66%	1.57	%(4)	1.62%
1.92	%(6)	2.39	%(6)	1.77	%(5)(6)	1.66%	1.57	%(4)	1.62%

0.96%		0.22%		0.79%		(0.12)%	(0.79	)%(4)	(0.98)%
1.13%		0.44%		1.03%		(0.12)%	(0.79	)%(4)	(0.98)%
31%		74%		73%		87%	72	%(3)	84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
21

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$701	$(701)

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).	Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of

HENNESSY FUNDS	1-800-966-4354
23

income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS	1-800-966-4354
25

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $6,172,602 and $6,369,410, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

Prior to January 31, 2022, the Advisor delegated the day-to-day management of the Fund to a sub-advisor. Effective January 31, 2022, the sub-advisory agreement between BP Capital Fund Advisors, LLC and the Advisor was terminated. The Advisor paid the sub-advisory fees from its own assets, and these fees were not an additional expense of the Fund. From November 1, 2021, through January 31, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2022, expenses subject to potential recovery were $22,749 for Investor Class shares and $38,580 for Institutional Class shares, both of which expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during fiscal year 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various

HENNESSY FUNDS	1-800-966-4354
27

federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $24,148 and 4.48%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $572,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

WWW.HENNESSYFUNDS.COM
28

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$15,700,710
Gross tax unrealized appreciation	$8,830,273
Gross tax unrealized depreciation	(1,210,881)
Net tax unrealized appreciation/(depreciation)	$7,619,392
Undistributed ordinary income	$138,769
Undistributed long-term capital gains	—
Total distributable earnings	$138,769
Other accumulated gain/(loss)	$(40,295,077)
Total accumulated gain/(loss)	$(32,536,916)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had $21,841,207 in unlimited long-term and $18,453,870 in unlimited short-term capital loss carryforwards. During fiscal year 2022, the capital losses utilized by the fund were $1,338,948.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$1,939,323	$—
Long-term capital gains	—	—
Total distributions	$1,939,323	$—

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive

HENNESSY FUNDS	1-800-966-4354
29

Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
30

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Energy Transition Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Energy Transition Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
31

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
33

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
34

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
35

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
36

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,158.80	$12.24
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	$11.42

Institutional Class
Actual	$1,000.00	$1,161.00	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$ 9.65

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.25% for Investor Class shares or 1.90% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
37

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 15.91%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 9.09%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
38

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
39

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
40

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
41

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy Midstream Fund –
Investor Class (HMSFX)	24.03%	2.18%	-0.02%
Hennessy Midstream Fund –
Institutional Class (HMSIX)	24.41%	2.44%	0.23%
Alerian US Midstream Energy Index	26.22%	9.11%	3.49%
S&P 500® Index	-14.61%	10.44%	10.82%

Expense ratios:	Gross 2.11%, Net 1.76%(1) (Investor Class);
Gross 1.74%, Net 1.51%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2023.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ben Cook, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Midstream Fund returned 24.03%, slightly underperforming the Alerian US Midstream Energy Index (the Fund’s primary benchmark), which returned 26.22%, but outperforming the S&P 500® Index, which returned -14.61% for the same period.

The principal reason for the Fund’s underperformance relative to its primary benchmark was the absence of exposure to Cheniere Energy, Inc. (LNG), a top member of the Fund’s primary benchmark index, the Alerian US Midstream Energy Index. LNG’s absence from Fund holdings was a key detractor to relative Fund performance given the company’s material outperformance of the benchmark index. The Fund did not hold this stock due to its minimal dividend payout rate that was initiated at the onset of the one-year period ended October 31, 2022.

During the period, midstream assets with a crude oil/refined product orientation enjoyed a meaningful operating performance tailwind driven by gains in both crude oil pricing as well as crude oil production volume growth. NYMEX WTI crude oil prices rose approximately 3.5% while lower 48 U.S. crude oil production volume grew by approximately 10%. During the period, the Fund maintained an overweight position in crude oil/refined product-oriented companies relative to its benchmark, which afforded the Fund with positive excess return.

The Funds’ exposure to gathering and processing-oriented companies contributed slightly to Fund performance relative to its primary benchmark, as the sub-sector’s performance was generally in line with the broader benchmark and the Fund’s relative weighting was slightly higher than the benchmark’s weighting. Operating and financial results of gathering and processing-oriented companies generally improved on increases in both energy commodity prices and volumetric hydrocarbon throughput during the period.

The Fund’s exposure to natural gas/natural gas liquid-oriented companies was approximately in line with comparable benchmark exposures and contributed modestly to overall Fund performance given the slight outperformance of the sector relative to the primary benchmark during the period. The Fund was generally underweight refining and logistics-oriented companies relative to its benchmark, which detracted just slightly to relative Fund performance.

Portfolio exposure adjustments during the period were modest but reflected continued confidence in the uptrend in energy commodity pricing and rising activity levels in the U.S. upstream oil and gas sector. Portfolio exposure to gathering and

HENNESSY FUNDS	1-800-966-4354
7

processing-oriented companies increased by approximately 10%, while exposures to both natural gas/natural gas liquid-oriented companies as well as crude oil/refined product-oriented companies diminished by approximately 5% each. At period end, approximately 50% of the portfolio represented exposure to companies operating natural gas/natural gas liquid-oriented assets while gathering and processing-oriented companies and crude oil/refined products-oriented companies represented approximately 25% each.

Portfolio Strategy:

The Fund generally seeks to build a concentrated portfolio of midstream energy companies with the following characteristics: (i) large and strategically protected integrated businesses, linking economic basins to strong demand centers; (ii) contracted and visible cash flows with strong counterparties such as utilities or power consumers; and (iii) strong balance sheets. However, given the current strong macroeconomic conditions, as well as favorable commodity prices and midstream energy company fundamentals, we expect that the Fund’s portfolio will continue to include companies with direct commodity sensitivity. We believe our industry experience and intensive, fundamental, “boots-on-the-ground” research process allows us to uncover potential equity mispricings that can meaningfully drive performance.

Investment Commentary:

Energy market volatility rose meaningfully during the first quarter of the one-year period ended October 31, 2022 as rising global energy demand associated with an improving pace of economic growth post pandemic stressed a beleaguered global supply base, constrained by limited OPEC+ production resumption, Russian volume loss, and persistent upstream sector capacity underinvestment. Oil price volatility subsided in the latter half of the period dampened by the sizeable release of crude oil from the U.S. Strategic Petroleum Reserve (SPR). Though the price of NYMEX WTI crude oil doubled from its December 2021 low by March 2022, the WTI crude oil price moderated through the end of the one-year period ended October 31, 2022, to finish at $86.53 per barrel (bbl), up approximately 3.5% from the previous one-year period ended October 31, 2021.

Global natural gas markets also experienced significant volatility during the period as supply loss associated with curtailed Russian exports into Europe sent policy makers scrambling to secure alternative sources of supply critical to meeting regional wintertime needs. The corresponding spike in demand supported price gains around the globe as competition for liquified natural gas (LNG) cargos lifted Asian market pricing and provided a meaningful boost to U.S. pricing as well, as the U.S. committed to supplying the European Union (EU) with significant volumes on a go forward basis. During the summer, the untimely planned winddown of key nuclear facilities in Germany also added to regional baseload natural gas needs as renewable power sources proved insufficient in making up energy supply shortfall. Though NYMEX Henry Hub natural gas prices more than doubled from trough to peak during the period, the Henry Hub natural gas price moderated into period end, gaining approximately 17.1% to finish at $6.35 per thousand cubic feet (mcf).

Rising energy commodity prices in the U.S. during the period prompted an uptick in U.S. upstream sector drilling and development activity levels that in turn provided support to domestic crude oil and natural gas production volume growth, which ultimately created a healthy environment for midstream company assets and the respective equities owned by the Fund.

Despite lingering fears of Covid-variant proliferation and the potential risk of slowing economic activity due to tightening monetary conditions, investment merit inherent in midstream equities remains favorable given favorable commodity fundamentals, rising

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW

demand for U.S. energy exports, the sector’s defensive posture with respect to inflation, and its current attractive valuation.

On a global basis, crude oil and natural gas inventories remain well below historical norms, as years of underinvestment in industry capacity and only modest gains in production volume have proven insufficient to fully satisfy rising consumption and inventory replenishment needs. As a consequence, commodity prices are likely to remain elevated and provide U.S. upstream companies with incentive to develop the resources required to meet rising demand in the U.S and abroad. Existing and projected export capacity expansion in the U.S. should allow for export volume growth through the end of the decade. The market’s loss of Russian export volumes underscores the importance of energy security, reliability and affordability, which are all qualities that likely will increase the appeal of U.S. energy resources. As one of few sectors offering the potential for strong returns and cash flows that are generally positively correlated with rising price levels, we believe midstream equities provide a logical hedge in an inflationary environment. Inflation protection coupled with attractive valuation relative to historical norms combine to offer unique appeal in the current environment. In total, we believe these and other drivers should continue to benefit energy fundamentals and midstream energy equities going forward.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transfered into and out of a company.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	13.78%
Enterprise Products Partners LP	10.25%
MPLX LP	9.20%
Plains All American Pipeline LP	8.23%
Antero Midstream Corp.	8.22%
The Williams Companies, Inc.	7.76%
Targa Resources Corp.	7.17%
Magellan Midstream Partners LP	5.96%
ONEOK, Inc.	5.84%
Western Midstream Partners LP	4.59%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 42.41%	Number of		% of
	Shares	Value	Net Assets
Gathering & Processing – 13.82%
EnLink Midstream LLC	109,000	$1,294,920	2.91%
Equitrans Midstream Corp.	194,500	1,637,690	3.68%
Targa Resources Corp.	47,100	3,220,227	7.23%
		6,152,837	13.82%

Midstream – 8.29%
Antero Midstream Corp.	346,600	3,691,290	8.29%

Natural Gas/NGL Transportation – 20.30%
DT Midstream, Inc.	19,800	1,182,060	2.65%
Kinder Morgan, Inc.	96,790	1,753,835	3.94%
ONEOK, Inc.	44,226	2,623,486	5.89%
The Williams Companies, Inc.	106,452	3,484,174	7.82%
		9,043,555	20.30%

Total Common Stocks
(Cost $12,266,447)		18,887,682	42.41%

PARTNERSHIPS & TRUSTS – 55.89%

Crude Oil & Refined Products – 23.60%
Magellan Midstream Partners LP	49,600	2,675,920	6.01%
MPLX LP	123,249	4,133,772	9.28%
Plains All American Pipeline LP	309,026	3,699,041	8.31%
		10,508,733	23.60%

Gathering & Processing – 4.63%
Western Midstream Partners LP	71,800	2,061,378	4.63%

Natural Gas/NGL Transportation – 27.66%
DCP Midstream LP	38,300	1,522,425	3.42%
Energy Transfer LP	484,900	6,192,173	13.90%
Enterprise Products Partners LP	182,400	4,605,600	10.34%
		12,320,198	27.66%

Total Partnerships & Trusts
(Cost $14,985,305)		24,890,309	55.89%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

SHORT-TERM INVESTMENTS – 0.00%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 0.00%
First American Government Obligations Fund,
Institutional Class, 2.93% (a)	980	$980	0.00%

Total Short-Term Investments
(Cost $980)		980	0.00%

Total Investments
(Cost $27,252,732) – 98.30%		43,778,971	98.30%
Other Assets in Excess of Liabilities – 1.70%		755,222	1.70%

TOTAL NET ASSETS – 100.00%		$44,534,193	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$6,152,837	$—	$—	$6,152,837
Midstream	3,691,290	—	—	3,691,290
Natural Gas/NGL Transportation	9,043,555	—	—	9,043,555
Total Common Stocks	$18,887,682	$—	$—	$18,887,682
Partnerships & Trusts
Crude Oil & Refined Products	$10,508,733	$—	$—	$10,508,733
Gathering & Processing	2,061,378	—	—	2,061,378
Natural Gas/NGL Transportation	12,320,198	—	—	12,320,198
Total Partnerships & Trusts	$24,890,309	$—	$—	$24,890,309
Short-Term Investments
Money Market Funds	$980	$—	$—	$980
Total Short-Term Investments	$980	$—	$—	$980
Total Investments	$43,778,971	$—	$—	$43,778,971

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $27,252,732)	$43,778,971
Dividends and interest receivable	31,256
Receivable for fund shares sold	133,946
Receivable for securities sold	604,600
Return of capital receivable	360,427
Deferred income tax	—
Prepaid expenses and other assets	11,383
Total assets	44,920,583

LIABILITIES:
Loans payable	287,000
Payable for fund shares redeemed	6,249
Payable to advisor	34,446
Payable to auditor	41,301
Accrued distribution fees	1,512
Accrued service fees	880
Accrued trustees fees	4,982
Accrued expenses and other payables	10,020
Total liabilities	386,390
NET ASSETS	$44,534,193

NET ASSETS CONSISTS OF:
Capital stock	$51,940,352
Accumulated deficit	(7,406,159)
Total net assets	$44,534,193

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$11,472,490
Shares issued and outstanding	1,197,523
Net asset value, offering price, and redemption price per share	$9.58

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$33,061,703
Shares issued and outstanding	3,337,488
Net asset value, offering price, and redemption price per share	$9.91

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,856,527
Return of capital on distributions received	(1,856,527)
Dividend income(1)	401,703
Interest income	7,677
Total investment income	409,380

EXPENSES:
Investment advisory fees (See Note 5)	460,970
Administration, accounting, custody, and transfer agent fees (See Note 5)	58,901
Sub-transfer agent expenses – Investor Class (See Note 5)	18,228
Sub-transfer agent expenses – Institutional Class (See Note 5)	30,390
Audit fees	41,294
Federal and state registration fees	33,827
Compliance expense (See Note 5)	24,508
Trustees’ fees and expenses	16,399
Reports to shareholders	13,808
Distribution fees – Investor Class (See Note 5)	13,343
Service fees – Investor Class (See Note 5)	8,895
Interest expense (See Note 7)	4,060
Legal fees	1,474
Income tax expense	800
Other expenses	12,184
Total expenses before waivers and reimbursements	739,081
Service provider expense waiver (See Note 5)	(58,901)
Expense reimbursement by advisor – Investor Class (See Note 5)	(13,391)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(11,297)
Net expenses	655,492
NET INVESTMENT LOSS	$(246,112)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,241,454
Net change in unrealized appreciation/depreciation on investments	6,041,810
Income tax expense	—
Net gain on investments	8,283,264
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,037,152

(1)	Net of foreign taxes withheld of $8,845.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment loss	$(246,112)	$(230,996)
Net realized gain on investments	2,241,454	357,263
Net change in unrealized
appreciation/deprecation on investments	6,041,810	17,111,950
Net increase in net assets resulting from operations	8,037,152	17,238,217

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(56,001)	—
Return of capital – Investor Class	(932,728)	(756,323)
Distributable earning – Institutional Class	(205,718)	—
Return of capital – Institutional Class	(3,426,419)	(3,420,217)
Total distributions	(4,620,866)	(4,176,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,720,090	2,502,132
Proceeds from shares subscribed – Institutional Class	11,963,118	3,761,293
Dividends reinvested – Investor Class	840,503	677,429
Dividends reinvested – Institutional Class	3,393,598	3,185,818
Cost of shares redeemed – Investor Class	(2,598,309)	(2,532,516)
Cost of shares redeemed – Institutional Class	(15,368,206)	(5,635,003)
Net increase in net assets derived
from capital share transactions	3,950,794	1,959,153
TOTAL INCREASE IN NET ASSETS	7,367,080	15,020,830

NET ASSETS:
Beginning of year	37,167,113	22,146,283
End of year	$44,534,193	$37,167,113

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	634,991	321,069
Shares sold – Institutional Class	1,295,385	490,595
Shares issued to holders as reinvestment
of dividends – Investor Class	93,668	89,396
Shares issued to holders as reinvestment
of dividends – Institutional Class	369,848	410,703
Shares redeemed – Investor Class	(307,053)	(320,846)
Shares redeemed – Institutional Class	(1,747,350)	(711,400)
Net increase in shares outstanding	339,489	279,517

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

							Period Ended		Year Ended
Year Ended October 31,							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$8.66		$5.55		$10.90		$12.66	$14.51		$16.54

(0.07)		(0.07)		(0.10)		(0.10)	(0.16)		(0.22)
2.02		4.21		(4.22)		(0.63)	(0.66)		(0.78)
1.95		4.14		(4.32)		(0.73)	(0.82)		(1.00)

(0.06)		—		—		—	—		—
(0.97)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
$9.58		$8.66		$5.55		$10.90	$12.66		$14.51

24.03%		78.41%		-42.13%		-6.28%	-6.15	%(4)	-6.49%

$11.47		$6.72		$3.81		$9.20	$20.07		$16.86

2.05%		2.11%		2.12%		1.89%	1.86	%(5)	1.91%
1.76	%(6)	1.76	%(6)	1.76	%(6)	1.76%	1.78	%(5)	1.77%

(1.08)%		(1.26)%		(1.63)%		(0.92)%	(1.34	)%(5)	(1.50)%
(0.79)%		(0.91)%		(1.27)%		(0.79)%	(1.26	)%(5)	(1.36)%
33%		40%		53%		41%	64	%(4)	63%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

							Period Ended		Year Ended
Year Ended October 31,							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$8.90		$5.68		$11.09		$12.83	$14.66		$16.66

(0.05)		(0.05)		(0.10)		(0.09)	(0.14)		(0.18)
2.09		4.30		(4.28)		(0.62)	(0.66)		(0.79)
2.04		4.25		(4.38)		(0.71)	(0.80)		(0.97)

(0.06)		—		—		—	—		—
(0.97)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
$9.91		$8.90		$5.68		$11.09	$12.83		$14.66

24.41%		78.57%		-41.93%		-6.10%	-5.94	%(4)	-6.25%

$33.06		$30.45		$18.33		$31.78	$61.92		$82.59

1.69%		1.74%		1.79%		1.56%	1.58	%(5)	1.66%
1.51	%(6)	1.51	%(6)	1.51	%(6)	1.51%	1.52	%(5)	1.52%

(0.71)%		(0.89)%		(1.55)%		(0.76)%	(1.15	)%(5)	(1.28)%
(0.53)%		(0.66)%		(1.27)%		(0.71)%	(1.09	)%(5)	(1.14)%
33%		40%		53%		41%	64	%(4)	63%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of October 31, 2022, the Fund has placed a full valuation allowance on its deferred tax assets.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund

HENNESSY FUNDS	1-800-966-4354
21

shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain

HENNESSY FUNDS	1-800-966-4354
23

circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $14,908,969 and $13,383,147, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Prior to January 31, 2022, the Advisor delegated the day-to-day management of the Fund to a sub-advisor. Effective January 31, 2022, the sub-advisory agreement between BP Capital Fund Advisors, LLC and the Advisor was terminated. The Advisor paid the sub-advisory fees from its own assets, and these fees were not an additional expense of the Fund. From November 1, 2021, through January 31, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2023.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect

HENNESSY FUNDS	1-800-966-4354
25

(i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2022, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2023	2024	2025	Total
Investor Class	$22,658	$12,376	$13,391	$48,425
Institutional Class	$60,422	$26,693	$11,840	$98,955

The amount of the expense reimbursement by the Advisor for Institutional Class shares set forth in the Statement of Operations is net of $543 that the Advisor recouped from the Fund during fiscal year 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations. Fund Services has

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $83,019 and 4.82%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $7,076,000. As of October 31, 2022, the Fund had $287,000 outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$24,505,040
Gross tax unrealized appreciation	$19,354,933
Gross tax unrealized depreciation	(81,002)
Net tax unrealized appreciation/(depreciation)	$19,273,931

HENNESSY FUNDS	1-800-966-4354
27

As of October 31, 2022, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$348,392
Capital loss	4,677,896
Unrealized (gain) loss on investments	(3,062,109)
Total deferred tax assets, net	1,964,179
Valuation allowance	(1,964,179)
Net	$—

For fiscal year 2022, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the balances of the deferred tax assets and liability and the related valuation allowance applied against the deferred tax assets and liability.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of October 31, 2022, the Fund established a valuation allowance in the amount of $1,964,179 against its net deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2018. As of October 31, 2022, the Fund had $20,663,230 in capital loss carryforwards that expire as follows:

Amount	Expiration
$4,512,944	10/31/2023
8,971,423	10/31/2024
7,178,863	10/31/2025

As of October 31, 2022, the Fund had $1,587,454 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$1,587,454	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$1,687,801
State income tax expense, net of federal benefit	103,750
Tax expense (benefit) on permanent items(1)	(22,052)
Tax expense (benefit) on expired carryforwards	—
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(1,769,499)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

WWW.HENNESSYFUNDS.COM
28

NOTES TO THE FINANCIAL STATEMENTS

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

During fiscal years 2022 (estimated) and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$261,719	$—
Long-term capital gains	—	—
Return of capital	4,359,147	4,176,540
Total distributions	$4,620,866	$4,176,540

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 1, 2022, distributions were declared and paid to shareholders of record on November 30, 2022, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

HENNESSY FUNDS	1-800-966-4354
29

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
31

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
33

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,083.10	$9.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00

Institutional Class
Actual	$1,000.00	$1,084.80	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.77% for Investor Class shares or 1.52% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
35

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
38

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
39

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	10.14%	5.29%	8.00%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	10.53%	5.64%	8.20%
AGA Stock Index	11.32%	6.49%	9.19%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios: 1.00% (Investor Class); 0.69% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. stock exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Gas Utility Fund returned 10.14%, underperforming the AGA Stock Index (the Fund’s primary benchmark), which returned 11.32%, and outperforming the S&P 500® Index, which returned -14.61%, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund outperformed the broader domestic equity market, as represented by the S&P 500® Index, in part due to a renewed investor preference for more stable and defensive, income-oriented companies such as those in the Utilities sector. The Fund performed well on both an absolute and relative basis despite a sharp increase in interest rates during the year. Among the holdings that contributed the most to Fund performance were liquefied natural gas exporter Cheniere Energy, Inc., oil and gas exploration and production company EQT Corporation, and Sempra Energy, a large utility with both natural gas and electric operations. Among the holdings that detracted the most from performance over the period were energy infrastructure company TC Energy Corporation, multi-utility Dominion Energy, Inc., and Public Service Enterprise Group, Inc., also a multi-utility.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with its primary benchmark, the AGA Stock Index. The Fund seeks to achieve this goal by owning all the companies in the AGA Stock Index in substantially the same proportion as their weightings in the AGA Stock Index. The Fund seeks positive returns by investing in natural gas distribution companies with the potential for both income and long-term stock appreciation.

Relative affordability, abundant domestic supply, increased accessibility, and new sources and uses of natural gas should lead to long-term, steady growth in demand that should drive growth of natural gas distribution. In turn, this should drive long-term growth in earnings of many of the Fund’s holdings. We believe that natural gas’s position as the cleanest of the fossil fuels should lead to additional increased demand, particularly for utility-scale electricity generation. Furthermore, the continued growth in demand for natural gas and electricity should benefit the significant portion of the Fund that is invested in multi- and electric- utilities, as well as pipeline and liquified natural gas (LNG) export companies.

Investment Commentary:

We believe the strategy of the Fund remains compelling. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to trend upwards. In addition, exports of natural gas via pipelines to Mexico and LNG to the rest of the world remain a key demand driver, especially considering Russia’s aggression in Ukraine. Demand for energy in general, and electricity and natural gas in particular, remains a positive tailwind for the Fund.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

HENNESSY FUNDS	1-800-966-4354
7

Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
EQT Corp.	5.20%
Atmos Energy Corp.	4.99%
Sempra Energy	4.93%
Berkshire Hathaway, Inc., Class A	4.91%
Kinder Morgan, Inc.	4.90%
Enbridge, Inc.	4.88%
TC Energy Corp.	4.83%
Cheniere Energy, Inc.	4.76%
Dominion Energy, Inc.	4.68%
The Southern Co.	4.42%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 99.26%	Number of		% of
	Shares	Value	Net Assets
Energy – 30.75%
Cheniere Energy, Inc.	149,217	$26,323,371	4.76%
DT Midstream, Inc.	171,500	10,238,550	1.85%
Enbridge, Inc. (a)	692,865	26,987,092	4.88%
EQT Corp.	687,300	28,756,632	5.20%
Kinder Morgan, Inc.	1,496,801	27,122,034	4.90%
ONEOK, Inc.	368,800	21,877,216	3.96%
TC Energy Corp. (a)	608,200	26,712,144	4.83%
Tellurian, Inc. (b)	746,690	2,016,063	0.37%
		170,033,102	30.75%

Financials – 4.91%
Berkshire Hathaway, Inc., Class A (b)	61	27,148,050	4.91%

Industrials – 0.87%
MDU Resources Group, Inc.	169,407	4,824,711	0.87%

Utilities – 62.73%
Algonquin Power & Utilities Corp. (a)	122,664	1,356,664	0.25%
ALLETE, Inc.	425	23,915	0.00%
Alliant Energy Corp.	39,300	2,050,281	0.37%
Ameren Corp.	49,840	4,062,957	0.73%
Atmos Energy Corp.	258,886	27,584,303	4.99%
Avangrid, Inc.	103,100	4,194,108	0.76%
Avista Corp.	28,372	1,164,103	0.21%
Black Hills Corp.	73,247	4,788,156	0.87%
Centerpoint Energy, Inc.	515,728	14,754,978	2.67%
Chesapeake Utilities Corp.	23,558	2,930,144	0.53%
CMS Energy Corp.	203,398	11,603,856	2.10%
Consolidated Edison, Inc.	160,536	14,120,747	2.55%
Dominion Energy, Inc.	369,977	25,887,291	4.68%
DTE Energy Co.	59,904	6,715,837	1.21%
Duke Energy Corp.	131,987	12,298,549	2.22%
Entergy Corp.	3,760	402,846	0.07%
Essential Utilities, Inc.	205,400	9,082,788	1.64%
Eversource Energy	68,875	5,253,785	0.95%
Exelon Corp.	123,531	4,767,061	0.86%
Fortis, Inc. (a)	147,976	5,771,064	1.04%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	12,029	$819,055	0.15%
National Fuel Gas Co.	102,824	6,939,592	1.25%
National Grid PLC – ADR (a)	262,944	14,362,001	2.60%
New Jersey Resources Corp.	147,134	6,568,062	1.19%
NiSource, Inc.	487,881	12,533,663	2.27%
Northwest Natural Holding Co.	63,903	3,073,095	0.56%
NorthWestern Corp.	20,698	1,093,475	0.20%
ONE Gas, Inc.	103,775	8,040,487	1.45%
PG&E Corp. (b)	999,649	14,924,760	2.70%
PPL Corp.	118,119	3,128,972	0.57%
Public Service Enterprise Group, Inc.	214,890	12,048,882	2.18%
RGC Resources, Inc.	20,254	434,448	0.08%
Sempra Energy	180,540	27,250,708	4.93%
South Jersey Industries, Inc.	203,271	7,047,406	1.27%
Southwest Gas Holdings, Inc.	80,917	5,912,605	1.07%
Spire, Inc.	74,091	5,172,293	0.94%
The Southern Co.	373,700	24,469,876	4.42%
UGI Corp.	117,652	4,156,645	0.75%
Unitil Corp.	18,998	1,001,385	0.18%
WEC Energy Group, Inc.	224,340	20,488,972	3.71%
Xcel Energy, Inc.	132,299	8,613,988	1.56%
		346,893,803	62.73%

Total Common Stocks
(Cost $310,414,943)		548,899,666	99.26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

SHORT-TERM INVESTMENTS – 0.64%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 0.64%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	3,567,053	$3,567,053	0.64%

Total Short-Term Investments
(Cost $3,567,053)		3,567,053	0.64%

Total Investments
(Cost $313,981,996) – 99.90%		552,466,719	99.90%
Other Assets in Excess of Liabilities – 0.10%		532,587	0.10%

TOTAL NET ASSETS – 100.00%		$552,999,306	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$170,033,102	$—	$—	$170,033,102
Financials	27,148,050	—	—	27,148,050
Industrials	4,824,711	—	—	4,824,711
Utilities	346,893,803	—	—	346,893,803
Total Common Stocks	$548,899,666	$—	$—	$548,899,666
Short-Term Investments
Money Market Funds	$3,567,053	$—	$—	$3,567,053
Total Short-Term Investments	$3,567,053	$—	$—	$3,567,053
Total Investments	$552,466,719	$—	$—	$552,466,719

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $313,981,996)	$552,466,719
Cash	351,979
Dividends and interest receivable	337,308
Receivable for fund shares sold	133,867
Return of capital receivable	598,121
Prepaid expenses and other assets	46,623
Total assets	553,934,617

LIABILITIES:
Payable for fund shares redeemed	451,135
Payable to advisor	181,507
Payable to administrator	110,206
Payable to auditor	22,749
Accrued distribution fees	66,418
Accrued service fees	37,612
Accrued trustees fees	9,430
Accrued expenses and other payables	56,254
Total liabilities	935,311
NET ASSETS	$552,999,306

NET ASSETS CONSISTS OF:
Capital stock	$304,605,370
Total distributable earnings	248,393,936
Total net assets	$552,999,306

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$459,414,406
Shares issued and outstanding	17,729,771
Net asset value, offering price, and redemption price per share	$25.91

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$93,584,900
Shares issued and outstanding	3,621,840
Net asset value, offering price, and redemption price per share	$25.84

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$16,196,201
Interest income	45,199
Total investment income	16,241,400

EXPENSES:
Investment advisory fees (See Note 5)	2,265,385
Sub-transfer agent expenses – Investor Class (See Note 5)	755,765
Sub-transfer agent expenses – Institutional Class (See Note 5)	72,294
Distribution fees – Investor Class (See Note 5)	721,911
Administration, accounting, custody, and transfer agent fees (See Note 5)	642,113
Service fees – Investor Class (See Note 5)	481,274
Federal and state registration fees	43,184
Reports to shareholders	40,196
Trustees’ fees and expenses	28,813
Compliance expense (See Note 5)	24,504
Audit fees	22,743
Legal fees	9,653
Interest expense (See Note 7)	3,528
Other expenses	286,858
Total expenses	5,398,221
NET INVESTMENT INCOME	$10,843,179

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$49,402,174
Net change in unrealized appreciation/depreciation on investments	(11,790,358)
Net gain on investments	37,611,816
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,454,995

(1)	Net of foreign taxes withheld and issuance fees of $440,164.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$10,843,179	$11,225,332
Net realized gain on investments	49,402,174	69,474,485
Net change in unrealized
appreciation/depreciation on investments	(11,790,358)	17,334,029
Net increase in net assets resulting from operations	48,454,995	98,033,846

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(46,296,164)	(48,578,658)
Distributable earnings – Institutional Class	(7,042,572)	(6,556,181)
Total distributions	(53,338,736)	(55,134,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	38,263,106	10,282,767
Proceeds from shares subscribed – Institutional Class	60,525,251	16,158,873
Dividends reinvested – Investor Class	43,695,547	46,063,257
Dividends reinvested – Institutional Class	6,632,283	5,933,451
Cost of shares redeemed – Investor Class	(77,677,738)	(121,059,136)
Cost of shares redeemed – Institutional Class	(33,930,524)	(29,927,336)
Net increase (decrease) in net assets derived
from capital share transactions	37,507,925	(72,548,124)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,624,184	(29,649,117)

NET ASSETS:
Beginning of year	520,375,122	550,024,239
End of year	$552,999,306	$520,375,122

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,378,820	412,697
Shares sold – Institutional Class	2,219,309	624,642
Shares issued to holders as reinvestment
of dividends – Investor Class	1,762,321	1,920,697
Shares issued to holders as reinvestment
of dividends – Institutional Class	266,844	247,846
Shares redeemed – Investor Class	(2,942,205)	(4,884,070)
Shares redeemed – Institutional Class	(1,288,690)	(1,215,733)
Net increase (decrease) in shares outstanding	1,396,399	(2,893,921)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$26.09	$24.08	$29.64	$28.68	$30.35

0.50 (1)	0.52 (1)	0.58 (1)	0.56 (1)	0.65
1.98	4.00	(4.14)	3.50	(1.52)
2.48	4.52	(3.56)	4.06	(0.87)

(0.50)	(0.57)	(0.56)	(0.62)	(0.64)
(2.16)	(1.94)	(1.44)	(2.48)	(0.16)
(2.66)	(2.51)	(2.00)	(3.10)	(0.80)
$25.91	$26.09	$24.08	$29.64	$28.68

10.14%	19.91%	-12.49%	15.28%	-2.86%

$459.41	$457.31	$483.56	$764.10	$825.18
1.00%	1.00%	1.02%	1.00%	1.01%
1.88%	2.06%	2.24%	1.98%	2.18%
31%	15%	16%	12%	14%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$26.01	$24.01	$29.56	$28.65	$30.32

0.57 (1)	0.59 (1)	0.66 (1)	0.64 (1)	0.71
1.99	3.99	(4.13)	3.50	(1.47)
2.56	4.58	(3.47)	4.14	(0.76)

(0.58)	(0.65)	(0.64)	(0.73)	(0.75)
(2.15)	(1.93)	(1.44)	(2.50)	(0.16)
(2.73)	(2.58)	(2.08)	(3.23)	(0.91)
$25.84	$26.01	$24.01	$29.56	$28.65

10.53%	20.29%	-12.22%	15.63%	-2.51%

$93.58	$63.06	$66.46	$107.18	$107.75
0.68%	0.69%	0.70%	0.69%	0.65%
2.13%	2.35%	2.57%	2.25%	2.47%
31%	15%	16%	12%	14%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total Distributable
Earnings	Capital Stock
$(4,544,581)	$4,544,581

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

HENNESSY FUNDS	1-800-966-4354
21

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the

HENNESSY FUNDS	1-800-966-4354
23

61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $171,017,479 and $175,899,801, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services.

HENNESSY FUNDS	1-800-966-4354
25

As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $87,937 and 3.96%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $1,972,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$338,135,370
Gross tax unrealized appreciation	$253,222,529
Gross tax unrealized depreciation	(38,891,180)
Net tax unrealized appreciation/(depreciation)	$214,331,349
Undistributed ordinary income	$2,970,511
Undistributed long-term capital gains	31,092,076
Total distributable earnings	$34,062,587
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$248,393,936

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$10,974,058	$12,094,090
Long-term capital gains	42,364,678	43,040,749
Total distributions	$53,338,736	$55,134,839

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

HENNESSY FUNDS	1-800-966-4354
27

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

	Long-term	Short-term
Investor Class	1.50647	0.14394
Institutional Class	1.50271	0.14357

WWW.HENNESSYFUNDS.COM
28

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
29

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
33

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 944.60	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Institutional Class
Actual	$1,000.00	$ 946.50	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Investor Class shares or 0.68% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
35

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 91.72%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 1.26%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
38

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
39

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	35
Liquidity Risk Management Program	35
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

November 2022

Dear Hennessy Funds Shareholder:

The Japanese stock market declined by 24.05% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2022 (in U.S. dollar terms). Under the Kishida administration that began at the beginning of October 2021, the market has fluctuated due to Russia’s invasion of Ukraine, the harsh environment of global inflation, the outlook on U.S. monetary policy, and the depreciation of the yen.

The Japanese stock market has been influenced by the outlook on U.S. monetary policy. Japanese equities rose alongside an upturn in the U.S. stock market on the back of receding inflation fears. However, equities began to decline when the Federal Reserve’s decisive stance on inflation became apparent in the second half of August 2022. Nevertheless, the rate of decline in Japanese equity markets was more limited than in the U.S. and Europe. We believe this is due to the sense that Japanese stocks are undervalued and to the Bank of Japan’s continuing stance on monetary easing.

The Bank of Japan is clearly in a dilemma. That is to say, if the BOJ feels forced to raise rates to follow other central banks, the decision will likely negatively impact the domestic economy, which is still in a fragile state after the pandemic. On other hand, if the BOJ chooses to do nothing, then the yen could keep depreciating to reflect the widening of interest rate differentials with other countries, which may also hurt the Japanese economy through higher import prices (i.e., inflation).

In an environment of rising interest rates like today, where the growth-to-value market rotation is all the rage, all things “growth” are viewed as sure losers. Is it really true that all growth stocks, as defined by high price-to-earnings (P/E) multiples, are destined to fall? Should we think that all growth stocks are experiencing corrections because they were overpriced? We believe that may not be the case. In our view, certain conditions need to be met for the collective wisdom to exhibit its powerful predictive ability including: 1) opinions have to be amply diverse, 2) each individual’s opinion has to be formed independent of others, and 3) the result of the aggregated opinions must be expressed in a single output like a number. At that point, we believe that the one-sided growth-to-value rotation may abate.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

P/E, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	-37.86%	-1.91%	6.81%
Hennessy Japan Fund –
Institutional Class (HJPIX)	-37.63%	-1.51%	7.18%
Russell/Nomura Total MarketTM Index	-24.27%	-1.13%	5.80%
Tokyo Stock Price Index (TOPIX)	-24.05%	-1.23%	5.70%

Expense ratios: 1.43% (Investor Class); 1.04% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index represents approximately 98% of the investable Japan equity market. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*

SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Japan Fund returned -37.86%, underperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned -24.27% and -24.05%, respectively, for the same period in U.S. dollar terms.

Among positive contributors in the Fund during the period were Rohto Pharmaceutical Co., Ltd., a leading skincare cosmetics and over-the-counter (OTC) ophthalmic medicines producer, Tokio Marine Holdings, Inc., and Hitachi, Ltd., one of Japan’s oldest electric equipment and heavy industrial machinery manufacturers. Personal care products of Rohto such as OTC eye drops, skincare cosmetics, and sunscreen are selling well across Asia due to their ability to produce hit products and to savvy online marketing. Tokio Marine has held up amid the market downturn due to its exposure to the insurance space, which is largely uncorrelated with overall economic trends. Hitachi continues to win new orders at a rapid pace in the area of green transformation such as HVDC (high voltage direct current) transmission system projects in North America and Europe, contributing to the long-term trend towards carbon neutrality.

The main detractors to the Fund’s performance were Mercari, Inc., the operator of Japan’s largest online flea market app “Mercari,” Recruit Holdings Co., Ltd., Japan’s unique print and online media giant specializing in classified ads as well as providing Human Resources services, and Sony Group Corporation, a diversified consumer and professional electronics, gaming, entertainment, and financial services conglomerate. Mercari has experienced significant de-rating amid rising yields as the company continues to invest heavily in growth initiatives, which leaves them unprofitable. Recruit fell due to concerns around the potential slowdown of the job market in the U.S. Sony Group saw a correction in share price as the market became increasingly concerned about possible slowdown in gaming, semiconductor, and electronics hardware businesses amid global recession fears.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in equity securities of Japanese companies regardless of market capitalization. We screen for companies that we believe have strong businesses and management and are trading at attractive valuations. Through in-depth and rigorous analysis and on-site research, we identify stocks with a potential “value gap.” The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

Our portfolio approach is to construct a concentrated portfolio of what we believe are great global companies based in Japan, and we hold these companies for the long term to capture the potential capital compounding effect. Seeking out great companies means looking not just for businesses with sustainably high returns on invested capital, but also

HENNESSY FUNDS	1-800-966-4354
5

for those that can grow consistently regardless of macroeconomic conditions. In our portfolio, you will find consumer stocks that we consider defensive, economically-sensitive but high-quality industrials, and recession-resistant healthcare and internet stocks, as well as companies with diversified business portfolios. We aim to blend these types of businesses to pursue our goal of a portfolio that we believe can perform better than average in both strong and weak markets. This strategy serves as our first line of defense against downside risk to the Fund’s performance in both absolute and relative terms.

The Fund continues to remain invested in its long-term holdings in growth names, and at the same time, we have been adding several new names to the portfolio lately that we believe can contribute to more risk diversification and also are trading at attractive valuations relative to their growth prospects. To this end, as a growth manager with price discipline, we have made major investments in Tokio Marine and Seven & i Holdings Co., Ltd. during the period, which are now among the Fund’s largest holdings. At the time of our purchase, both companies offered strong earnings prospects over the longer term yet were trading at “value-stock” like P/E multiples. Hence, we call them “growth stocks in disguise,” which means we believe the stocks have growth prospects that are as compelling as the Fund’s other portfolio holdings but they are valued at “value-stock” like P/E multiples. Within the Fund’s long-term positions, we expect to keep a balance of high-quality businesses with manufacturing excellence in industries like industrials, consumer products, and medical devices as well as those with differentiated strengths in intangible assets like entertainment content, network effects, and software, all of which have extremely long growth runways, in our view.

______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

P/E, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Hitachi Ltd.	8.46%
Mitsubishi Corp.	7.86%
Sony Group Corp.	6.75%
Keyence Corp.	5.66%
Tokio Marine Holdings, Inc.	5.58%
Recruit Holdings Co., Ltd.	4.94%
Rohto Pharmaceutical Co., Ltd.	4.72%
Terumo Corp.	4.17%
Seven & i Holdings Co., Ltd.	4.09%
Daikin Industries, Ltd.	3.81%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS – 94.01%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.60%
Dentsu Group, Inc.	73,600	$2,289,208	0.73%
SoftBank Group Corp.	94,600	4,060,821	1.29%
Z Holdings Corp.	712,600	1,839,049	0.58%
		8,189,078	2.60%

Consumer Discretionary – 13.42%
Asics Corp.	240,800	3,689,957	1.17%
Fast Retailing Co., Ltd.	12,700	7,075,693	2.25%
Mercari, Inc. (a)	196,700	3,265,428	1.04%
Shimano, Inc.	45,100	6,978,922	2.21%
Sony Group Corp.	315,100	21,248,662	6.75%
		42,258,662	13.42%

Consumer Staples – 15.53%
Ariake Japan Co., Ltd.	93,400	3,235,777	1.03%
Kao Corp.	195,200	7,291,100	2.32%
Pigeon Corp.	150,000	1,964,859	0.63%
Rohto Pharmaceutical Co., Ltd.	477,900	14,866,538	4.72%
Seven & i Holdings Co., Ltd.	345,200	12,885,755	4.09%
Unicharm Corp.	284,000	8,631,166	2.74%
		48,875,195	15.53%

Financials – 12.97%
Anicom Holdings, Inc.	485,800	1,940,969	0.62%
MS&AD Insurance Group Holdings, Inc. (a)	194,800	5,158,538	1.64%
ORIX Corp.	686,500	10,083,108	3.20%
Sompo Holdings, Inc.	146,100	6,091,245	1.93%
Tokio Marine Holdings, Inc.	969,400	17,551,153	5.58%
		40,825,013	12.97%

Health Care – 8.10%
Hoya Corp.	44,200	4,108,893	1.30%
Olympus Corp.	138,700	2,924,419	0.93%
Santen Pharmaceutical Co., Ltd.	781,900	5,350,542	1.70%
Terumo Corp.	432,100	13,113,805	4.17%
		25,497,659	8.10%

Industrials – 32.58%
Daikin Industries, Ltd.	80,100	11,997,953	3.81%
Hitachi Ltd.	586,800	26,625,362	8.46%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Kubota Corp.	448,400	$6,254,997	1.99%
MISUMI Group, Inc.	494,800	10,538,972	3.35%
Mitsubishi Corp.	914,000	24,759,240	7.86%
Nidec Corp.	124,600	6,851,009	2.17%
Recruit Holdings Co., Ltd.	505,000	15,539,440	4.94%
		102,566,973	32.58%

Information Technology – 8.74%
FUJIFILM Holdings Corp.	96,800	4,428,590	1.41%
Keyence Corp.	47,300	17,835,189	5.66%
Murata Manufacturing Co., Ltd.	111,100	5,259,412	1.67%
		27,523,191	8.74%

Materials – 0.07%
Nissan Chemical Corp.	4,800	216,074	0.07%

Total Common Stocks
(Cost $252,432,435)		295,951,845	94.01%

SHORT-TERM INVESTMENTS – 5.29%

Money Market Funds – 5.29%
First American Government Obligations Fund,
Institutional Class, 2.93% (b)	15,505,000	15,505,000	4.93%
First American Treasury Obligations Fund,
Institutional Class, 3.06% (b)	1,142,718	1,142,718	0.36%

Total Short-Term Investments
(Cost $16,647,718)		16,647,718	5.29%

Total Investments
(Cost $269,080,153) – 99.30%		312,599,563	99.30%
Other Assets in Excess of Liabilities – 0.70%		2,189,798	0.70%

TOTAL NET ASSETS – 100.00%		$314,789,361	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$8,189,078	$—	$8,189,078
Consumer Discretionary	—	42,258,662	—	42,258,662
Consumer Staples	—	48,875,195	—	48,875,195
Financials	—	40,825,013	—	40,825,013
Health Care	—	25,497,659	—	25,497,659
Industrials	—	102,566,973	—	102,566,973
Information Technology	—	27,523,191	—	27,523,191
Materials	—	216,074	—	216,074
Total Common Stocks	$—	$295,951,845	$—	$295,951,845
Short-Term Investments
Money Market Funds	$16,647,718	$—	$—	$16,647,718
Total Short-Term Investments	$16,647,718	$—	$—	$16,647,718
Total Investments	$16,647,718	$295,951,845	$—	$312,599,563

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $269,080,153)	$312,599,563
Dividends and interest receivable	2,061,121
Receivable for fund shares sold	1,903,386
Receivable for securities sold	937,564
Dividend tax reclaim receivable	127,737
Prepaid expenses and other assets	44,538
Total assets	317,673,909

LIABILITIES:
Payable for securities purchased	797,402
Payable for fund shares redeemed	1,669,926
Payable to advisor	214,861
Payable to administrator	65,601
Payable to auditor	22,753
Accrued distribution fees	6,467
Accrued service fees	3,392
Accrued trustees fees	12,178
Accrued expenses and other payables	91,968
Total liabilities	2,884,548
NET ASSETS	$314,789,361

NET ASSETS CONSISTS OF:
Capital stock	$303,550,861
Total distributable earnings	11,238,500
Total net assets	$314,789,361

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$39,549,766
Shares issued and outstanding	1,343,938
Net asset value, offering price, and redemption price per share	$29.43

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$275,239,595
Shares issued and outstanding	9,044,141
Net asset value, offering price, and redemption price per share	$30.43

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$5,799,286
Interest income	117,538
Total investment income	5,916,824

EXPENSES:
Investment advisory fees (See Note 5)	4,320,459
Administration, accounting, custody, and transfer agent fees (See Note 5)	610,229
Sub-transfer agent expenses – Investor Class (See Note 5)	137,352
Sub-transfer agent expenses – Institutional Class (See Note 5)	408,121
Distribution fees – Investor Class (See Note 5)	92,682
Service fees – Investor Class (See Note 5)	61,788
Federal and state registration fees	53,418
Trustees’ fees and expenses	35,776
Reports to shareholders	34,508
Compliance expense (See Note 5)	24,512
Audit fees	22,752
Interest expense (See Note 7)	12,682
Legal fees	8,512
Other expenses	89,222
Total expenses	5,912,013
NET INVESTMENT INCOME	$4,811

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(12,342,481)
Net change in unrealized appreciation/depreciation on investments	(265,779,808)
Net loss on investments	(278,122,289)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(278,117,478)

(1)	Net of foreign taxes withheld of $644,349.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income (loss)	$4,811	$(1,149,197)
Net realized gain (loss) on investments	(12,342,481)	19,086,546
Net change in unrealized
appreciation/depreciation on investments	(265,779,808)	68,905,761
Net increase (decrease) in net
assets resulting from operations	(278,117,478)	86,843,110

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(747,296)	—
Distributable earnings – Institutional Class	(11,015,401)	(48,044)
Total distributions	(11,762,697)	(48,044)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	15,554,341	61,092,843
Proceeds from shares subscribed – Institutional Class	190,629,014	227,381,324
Dividends reinvested – Investor Class	703,285	—
Dividends reinvested – Institutional Class	10,598,719	47,024
Cost of shares redeemed – Investor Class	(30,693,545)	(129,927,285)
Cost of shares redeemed – Institutional Class	(395,706,790)	(182,214,241)
Net decrease in net assets derived
from capital share transactions	(208,914,976)	(23,620,335)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(498,795,151)	63,174,731

NET ASSETS:
Beginning of year	813,584,512	750,409,781
End of year	$314,789,361	$813,584,512

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	403,264	1,302,489
Shares sold – Institutional Class	4,980,990	4,688,665
Shares issued to holders as reinvestment
of dividends – Investor Class	15,157	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	221,545	944
Shares redeemed – Investor Class	(876,884)	(2,825,915)
Shares redeemed – Institutional Class	(10,842,081)	(3,765,795)
Net decrease in shares outstanding	(6,098,009)	(599,612)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019	2018

$47.78		$42.79		$37.17		$33.63	$32.75

(0.11	)(1)	(0.23	)(1)	(0.14	)(1)	0.05 (1)	(0.00	)(2)
(17.83)		5.22		5.81		3.50	0.89
(17.94)		4.99		5.67		3.55	0.89

(0.41)		—		(0.02)		(0.01)	(0.01)
—		—		(0.03)		—	—
(0.41)		—		(0.05)		(0.01)	(0.01)
$29.43		$47.78		$42.79		$37.17	$33.63

-37.86%		11.66%		15.27%		10.60%	2.70%

$39.55		$86.11		$142.30		$87.22	$103.33
1.44%		1.43%		1.43%		1.43%	1.43%
(0.30)%		(0.49)%		(0.37)%		0.14%	(0.02)%
21%		16%		23%		9%	1%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$49.54	$44.19		$38.37	$34.67	$33.64

0.02 (1)	(0.03	)(1)	0.02 (1)	0.21 (1)	0.15
(18.39)	5.38		5.99	3.60	0.91
(18.37)	5.35		6.01	3.81	1.06

(0.74)	(0.00	)(2)	(0.16)	(0.11)	(0.03)
—	—		(0.03)	—	—
(0.74)	(0.00	)(2)	(0.19)	(0.11)	(0.03)
$30.43	$49.54		$44.19	$38.37	$34.67

-37.63%	12.11%		15.72%	11.02%	3.14%

$275.24	$727.47		$608.11	$611.41	$399.76
1.05%	1.04%		1.04%	1.03%	1.01%
0.04%	(0.07)%		0.04%	0.59%	0.49%
21%	16%		23%	9%	1%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$723,897	$(723,897)

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

HENNESSY FUNDS	1-800-966-4354
19

j.)
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

HENNESSY FUNDS	1-800-966-4354
21

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $107,287,810 and $319,648,171, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2022, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.36% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
23

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $360,022 and 3.47%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $23,879,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$270,720,134
Gross tax unrealized appreciation	$72,298,598
Gross tax unrealized depreciation	(30,493,857)
Net tax unrealized appreciation/(depreciation)	$41,804,741
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(30,566,241)
Total accumulated gain/(loss)	$11,238,500

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2022, the Fund had $9,301,859 in unlimited long-term and $13,400,862 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $7,863,520. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$11,762,697	$48,044
Long-term capital gains	—	—
Total distributions	$11,762,697	$48,044

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or

HENNESSY FUNDS	1-800-966-4354
25

investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
26

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
27

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
29

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 894.80	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

Institutional Class
Actual	$1,000.00	$ 896.10	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for Investor Class shares or 1.10% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 69.62%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2022, the Fund earned no foreign-source income and paid no foreign taxes.

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox

www.hennessyfunds.com/subscribe

Follow us on social media

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

HENNESSY FUNDS	1-800-966-4354
35

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to

WWW.HENNESSYFUNDS.COM
36

LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	35
Liquidity Risk Management Program	35
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

November 2022

Dear Hennessy Funds Shareholder:

The Japanese stock market declined by 24.05% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2022 (in U.S. dollar terms). Under the Kishida administration that began at the beginning of October 2021, the market has fluctuated due to Russia’s invasion of Ukraine, the harsh environment of global inflation, the outlook on U.S. monetary policy, and the depreciation of the yen.

The Japanese stock market has been influenced by the outlook on U.S. monetary policy. Japanese equities rose alongside an upturn in the U.S. stock market on the back of receding inflation fears. However, equities began to decline when the Federal Reserve’s decisive stance on inflation became apparent in the second half of August 2022. Nevertheless, the rate of decline in Japanese equity markets was more limited than in the U.S. and Europe. We believe this is due to the sense that Japanese stocks are undervalued and to the Bank of Japan’s continuing stance on monetary easing.

The Bank of Japan is clearly in a dilemma. That is to say, if the BOJ feels forced to raise rates to follow other central banks, the decision will likely negatively impact the domestic economy, which is still in a fragile state after the pandemic. On other hand, if the BOJ chooses to do nothing, then the yen could keep depreciating to reflect the widening of interest rate differentials with other countries, which may also hurt the Japanese economy through higher import prices (i.e., inflation).

In an environment of rising interest rates like today, where the growth-to-value market rotation is all the rage, all things “growth” are viewed as sure losers. Is it really true that all growth stocks, as defined by high price-to-earnings (P/E) multiples, are destined to fall? Should we think that all growth stocks are experiencing corrections because they were overpriced? We believe that may not be the case. In our view, certain conditions need to be met for the collective wisdom to exhibit its powerful predictive ability including: 1) opinions have to be amply diverse, 2) each individual’s opinion has to be formed independent of others, and 3) the result of the aggregated opinions must be expressed in a single output like a number. At that point, we believe that the one-sided growth-to-value rotation may abate.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

P/E, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	-27.41%	-1.14%	9.53%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	-27.05%	-0.71%	9.83%
Russell/Nomura Small CapTM Index	-24.44%	-3.76%	5.61%
Tokyo Stock Price Index (TOPIX)	-24.05%	-1.23%	5.70%

Expense ratios: 1.53% (Investor Class); 1.13% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index comprises the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Takenari Okumura, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Japan Small Cap Fund returned -27.41%, underperforming both the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned -24.44% and -24.05%, respectively, for the same period in U.S. dollar terms.

Amid rising interest rates and growing fears of a recession in the West, domestic demand-related stocks, which are less susceptible to outside influences, and the manufacturing sector, which benefits from a weaker yen, contributed to performance. We also believe that the performance of small-cap stocks, which had been sluggish since last year, has been recovering compared with larger-cap stocks.

In terms of individual stocks, Lifenet Insurance Company, an internet-based life insurance company, positively contributed to the Fund’s performance after the Fund began investing during a dip. The share price of NGK Spark Plug Co., Ltd., a producer of automotive parts such as spark plugs and various sensors, rose due to a revised earnings forecast for the current fiscal year that is expected to achieve historic highs on the back of strong demand for engine spark plugs for new cars and a weaker yen. WingArc1st, Inc., a software developer and seller, also performed well following a robust earnings announcement on the back of increasing demand for the digitalization of business process such as invoicing.

One of the stocks that detracted most from the Fund’s performance was Benefit One, Inc., an employee benefits outsourcing contractor. The share price of the company fell due to profit-taking pressure after having favorably performed in 2021. SBS Holdings, Inc., a logistics company, also contributed negatively to the Fund’s performance. Although the company’s earnings results for the first half of 2022 were better than the company’s projections due to robust sales and an increase in international shipments, there was a fire in the warehouse of a subsidiary company and the company recorded an extraordinary loss associated with the loss of the building and compensation for the damaged shipper. HITO-Communications Holdings, Inc., which engages in sales support businesses, experienced selling pressure from profit taking as a pandemic-related surge in business is expected to decline for the next fiscal year.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy and Investment Commentary:

We believe that the competitiveness of Japan’s manufacturing industry has increased due to the yen’s rapid depreciation, as well as lower upward wage pressures in Japan compared to other countries. We expect investments in factories to increase as industries review

HENNESSY FUNDS	1-800-966-4354
5

supply chains in light of heightened geopolitical risks and as companies update to energy-efficient equipment due to the trend toward carbon neutrality. We are therefore increasing the Fund’s weighting in manufacturers that we expect to benefit from increased domestic investments while monitoring the negative impact of cost pressures and the risks of a recession in the West.

Despite the risk of a recession in the West, we believe the Japanese stock market will remain relatively strong because we believe it is highly undervalued with significant room for Japanese companies to recover earnings. The impact of rising energy and commodity prices, another prior risk, will be a factor in improving earnings going forward, as we believe these prices have peaked. Domestic consumption should also recover as COVID-19 restrictions are eased, and expected improvements in the domestic economy should positively influence Japanese equities.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Ship Healthcare Holdings, Inc.	2.32%
Musashi Seimitsu Industry Co., Ltd.	2.26%
Nihon Kohden Corp.	2.21%
SIIX Corp.	2.17%
Yamaichi Electronics Industry Co., Ltd.	2.09%
AEON Financial Service Co., Ltd.	2.00%
Asia Pile Holdings Corp.	1.99%
Musashino Bank, Ltd.	1.99%
Penta-Ocean Construction Co., Ltd.	1.99%
NGK Spark Plug Co., Ltd.	1.97%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS – 94.34%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.72%
Imagica Group, Inc.	144,100	$857,135	1.09%
Kufu Co, Inc. (a)	123,500	429,524	0.54%
Macromill, Inc.	151,200	1,126,984	1.43%
ValueCommerce Co., Ltd.	89,800	1,309,987	1.66%
		3,723,630	4.72%

Consumer Discretionary – 13.37%
Aeon Fantasy Co., Ltd.	59,300	1,175,456	1.49%
Benesse Holdings, Inc.	95,700	1,411,813	1.79%
J Front Retailing Co., Ltd.	50,100	404,960	0.51%
Matsuoka Corp.	57,900	355,638	0.45%
Musashi Seimitsu Industry Co., Ltd.	154,200	1,779,657	2.26%
NGK Spark Plug Co., Ltd.	85,300	1,556,218	1.97%
Nojima Corp.	146,200	1,217,604	1.54%
Sac’s Bar Holdings, Inc.	287,400	1,361,712	1.73%
Saizeriya Co., Ltd.	68,800	1,283,607	1.63%
		10,546,665	13.37%

Consumer Staples – 3.20%
Nishimoto Co., Ltd.	53,000	1,483,826	1.88%
Sugi Holdings Co., Ltd.	26,000	1,042,733	1.32%
		2,526,559	3.20%

Energy – 1.70%
Iwatani Corp.	36,300	1,336,618	1.70%

Financials – 5.95%
AEON Financial Service Co., Ltd.	161,500	1,580,538	2.00%
Lifenet Insurance Co. (a)	231,500	1,543,708	1.96%
Musashino Bank, Ltd.	135,600	1,565,908	1.99%
		4,690,154	5.95%

Health Care – 4.53%
Nihon Kohden Corp.	77,700	1,739,870	2.21%
Ship Healthcare Holdings, Inc.	95,500	1,831,582	2.32%
		3,571,452	4.53%

Industrials – 32.46%
Amada Co., Ltd.	173,200	1,218,215	1.54%
Benefit One, Inc.	78,600	1,087,362	1.38%
Creek & River Co., Ltd.	100,900	1,385,391	1.76%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Daihen Corp.	30,300	$781,340	0.99%
Glory Ltd.	57,400	885,030	1.12%
Hanwa Co., Ltd.	56,400	1,363,976	1.73%
Hito Communications Holdings, Inc.	30,900	345,775	0.44%
Kawada Technologies, Inc.	32,200	784,255	0.99%
Mitsubishi Logisnext Co., Ltd.	144,700	745,724	0.95%
Nichiha Corp.	60,700	1,149,446	1.46%
Nippon Koei Co., Ltd.	67,500	1,510,110	1.91%
Nissei ASB Machine Co., Ltd.	50,300	1,254,467	1.59%
Nittoku Co., Ltd.	71,400	1,215,449	1.54%
Penta-Ocean Construction Co., Ltd.	316,200	1,572,527	1.99%
Sato Holdings Corp.	110,800	1,366,856	1.73%
SBS Holdings, Inc.	61,300	1,193,564	1.51%
Tadano Ltd.	110,900	677,897	0.86%
Takasago Thermal Engineering Co., Ltd.	64,500	784,647	0.99%
Tanseisha Co., Ltd.	263,200	1,418,600	1.80%
Tocalo Co., Ltd.	92,400	738,240	0.94%
TRE Holdings Corp.	141,200	1,522,892	1.93%
Tsubakimoto Chain Co.	71,000	1,520,092	1.93%
Tsukishima Kikai Co., Ltd.	160,000	1,084,682	1.38%
		25,606,537	32.46%

Information Technology – 17.61%
Anritsu Corp.	79,900	804,183	1.02%
Digital Garage, Inc.	27,600	660,874	0.84%
Elecom Co., Ltd.	72,600	672,555	0.85%
Macnica Fuji Electronics Holdings, Inc.	63,900	1,278,069	1.62%
Maxell Ltd.	113,200	939,101	1.19%
Mimaki Engineering Co., Ltd.	280,200	1,384,079	1.76%
Nippon Signal Company, Ltd.	200,000	1,355,638	1.72%
SIIX Corp.	222,000	1,711,590	2.17%
Towa Corp.	99,400	1,199,612	1.52%
Transcosmos, Inc.	59,400	1,365,562	1.73%
WingArc1st, Inc.	54,200	869,290	1.10%
Yamaichi Electronics Co., Ltd.	114,700	1,647,212	2.09%
		13,887,765	17.61%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 6.34%
Asia Pile Holdings Corp.	463,200	$1,571,185	1.99%
Kyoei Steel Ltd.	160,600	1,418,085	1.80%
Rengo Co., Ltd.	144,800	804,454	1.02%
Tokyo Ohka Kogyo Co., Ltd.	28,000	1,207,128	1.53%
		5,000,852	6.34%

Real Estate – 3.48%
Star Mica Holdings Co., Ltd.	147,900	1,393,974	1.77%
Tosei Corp.	141,900	1,353,304	1.71%
		2,747,278	3.48%

Utilities – 0.98%
EF-ON, Inc.	179,900	774,609	0.98%

Total Common Stocks
(Cost $85,755,753)		74,412,119	94.34%

SHORT-TERM INVESTMENTS – 4.30%

Money Market Funds – 4.30%
First American Government Obligations Fund,
Institutional Class, 2.93% (b)	3,392,742	3,392,742	4.30%

Total Short-Term Investments
(Cost $3,392,742)		3,392,742	4.30%

Total Investments
(Cost $89,148,495) – 98.64%		77,804,861	98.64%
Other Assets in Excess of Liabilities – 1.36%		1,075,258	1.36%

TOTAL NET ASSETS – 100.00%		$78,880,119	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$3,723,630	$—	$3,723,630
Consumer Discretionary	—	10,546,665	—	10,546,665
Consumer Staples	—	2,526,559	—	2,526,559
Energy	—	1,336,618	—	1,336,618
Financials	—	4,690,154	—	4,690,154
Health Care	—	3,571,452	—	3,571,452
Industrials	—	25,606,537	—	25,606,537
Information Technology	—	13,887,765	—	13,887,765
Materials	—	5,000,852	—	5,000,852
Real Estate	—	2,747,278	—	2,747,278
Utilities	—	774,609	—	774,609
Total Common Stocks	$—	$74,412,119	$—	$74,412,119
Short-Term Investments
Money Market Funds	$3,392,742	$—	$—	$3,392,742
Total Short-Term Investments	$3,392,742	$—	$—	$3,392,742
Total Investments	$3,392,742	$74,412,119	$—	$77,804,861

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $89,148,495)	$77,804,861
Cash	1,528
Dividends and interest receivable	567,994
Receivable for fund shares sold	81,860
Receivable for securities sold	630,128
Dividend tax reclaim receivable	112,873
Prepaid expenses and other assets	23,834
Total assets	79,223,078

LIABILITIES:
Payable for securities purchased	92,422
Payable for fund shares redeemed	118,430
Payable to advisor	54,289
Payable to administrator	17,427
Payable to auditor	22,749
Accrued distribution fees	5,176
Accrued service fees	2,683
Accrued trustees fees	5,624
Accrued expenses and other payables	24,159
Total liabilities	342,959
NET ASSETS	$78,880,119

NET ASSETS CONSISTS OF:
Capital stock	$91,504,922
Accumulated deficit	(12,624,803)
Total net assets	$78,880,119

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$31,228,193
Shares issued and outstanding	2,382,955
Net asset value, offering price, and redemption price per share	$13.10

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$47,651,926
Shares issued and outstanding	3,675,009
Net asset value, offering price, and redemption price per share	$12.97

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$2,106,060
Interest income	46,333
Total investment income	2,152,393

EXPENSES:
Investment advisory fees (See Note 5)	719,729
Sub-transfer agent expenses – Investor Class (See Note 5)	89,542
Sub-transfer agent expenses – Institutional Class (See Note 5)	50,328
Administration, accounting, custody, and transfer agent fees (See Note 5)	112,336
Distribution fees – Investor Class (See Note 5)	56,437
Service fees – Investor Class (See Note 5)	37,624
Federal and state registration fees	36,827
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Trustees’ fees and expenses	18,509
Reports to shareholders	14,571
Interest expense (See Note 7)	1,702
Legal fees	1,530
Other expenses	16,350
Total expenses	1,202,744
NET INVESTMENT INCOME	$949,649

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(2,110,306)
Net change in unrealized appreciation/depreciation on investments	(29,078,282)
Net loss on investments	(31,188,588)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,238,939)

(1)	Net of foreign taxes withheld of $234,991.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
14

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$949,649	$392,688
Net realized gain (loss) on investments	(2,110,306)	1,288,362
Net change in unrealized
appreciation/depreciation on investments	(29,078,282)	10,917,876
Net increase (decrease) in net
assets resulting from operations	(30,238,939)	12,598,926

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(186,236)	(121,856)
Distributable earnings – Institutional Class	(589,255)	(260,753)
Total distributions	(775,491)	(382,609)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,437,217	10,823,523
Proceeds from shares subscribed – Institutional Class	38,467,373	45,926,109
Dividends reinvested – Investor Class	180,038	116,988
Dividends reinvested – Institutional Class	571,970	246,865
Cost of shares redeemed – Investor Class	(8,822,706)	(18,166,242)
Cost of shares redeemed – Institutional Class	(39,666,483)	(19,434,438)
Net increase (decrease) in net assets
derived from capital share transactions	(2,832,591)	19,512,805
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,847,021)	31,729,122

NET ASSETS:
Beginning of year	112,727,140	80,998,018
End of year	$78,880,119	$112,727,140

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	424,356	607,997
Shares sold – Institutional Class	2,624,209	2,575,700
Shares issued to holders as reinvestment
of dividends – Investor Class	10,154	6,496
Shares issued to holders as reinvestment
of dividends – Institutional Class	33,206	13,885
Shares redeemed – Investor Class	(598,751)	(1,018,588)
Shares redeemed – Institutional Class	(2,693,301)	(1,098,633)
Net increase (decrease) in shares outstanding	(200,127)	1,086,857

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021	2020	2019	2018

$18.12		$15.73	$15.43	$14.99	$14.92

0.12	(1)	0.03 (1)	0.01 (1)	0.03 (1)	0.05
(5.07)		2.40	0.50	0.88	0.35
(4.95)		2.43	0.51	0.91	0.40

(0.00	)(2)	(0.04)	(0.21)	—	(0.05)
(0.07)		—	—	(0.47)	(0.28)
(0.07)		(0.04)	(0.21)	(0.47)	(0.33)
$13.10		$18.12	$15.73	$15.43	$14.99

-27.41%		15.46%	3.27%	6.30%	2.64%

$31.23		$46.15	$46.41	$66.30	$100.93
1.57%		1.53%	1.55%	1.52%	1.46%
0.83%		0.16%	0.09%	0.23%	0.21%
45%		24%	17%	21%	35%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$17.94	$15.58	$15.28	$14.83	$14.72

0.18 (1)	0.11 (1)	0.07 (1)	0.09 (1)	0.11
(4.99)	2.37	0.50	0.86	0.36
(4.81)	2.48	0.57	0.95	0.47

(0.09)	(0.12)	(0.27)	(0.04)	(0.08)
(0.07)	—	—	(0.46)	(0.28)
(0.16)	(0.12)	(0.27)	(0.50)	(0.36)
$12.97	$17.94	$15.58	$15.28	$14.83

-27.05%	15.90%	3.69%	6.73%	3.12%

$47.65	$66.58	$34.58	$63.78	$98.42
1.17%	1.13%	1.13%	1.12%	1.04%
1.22%	0.63%	0.45%	0.61%	0.77%
45%	24%	17%	21%	35%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2022, no such reclassifications were required for fiscal year 2022.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j.)
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet

HENNESSY FUNDS	1-800-966-4354
21

received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would

HENNESSY FUNDS	1-800-966-4354
23

be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $38,165,059 and $38,140,545, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2022, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The

HENNESSY FUNDS	1-800-966-4354
25

administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $47,970 and 3.50%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $3,666,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$89,768,318
Gross tax unrealized appreciation	$5,052,323
Gross tax unrealized depreciation	(17,054,423)
Net tax unrealized appreciation/(depreciation)	$(12,002,100)
Undistributed ordinary income	$812,870
Undistributed long-term capital gains	—
Total distributable earnings	$812,870
Other accumulated gain/(loss)	$(1,435,573)
Total accumulated gain/(loss)	$(12,624,803)

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2022, the Fund had $1,435,573 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$327,698	$382,609
Long-term capital gains	447,793	—
Total distributions	$775,491	$382,609

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 942.40	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08

Institutional Class
Actual	$1,000.00	$ 945.30	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.59% for Investor Class shares or 1.20% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2022, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$2,341,032	$234,991

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox

www.hennessyfunds.com/subscribe

Follow us on social media

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

HENNESSY FUNDS	1-800-966-4354
35

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

       We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we

WWW.HENNESSYFUNDS.COM
36

LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-26.22%	4.98%	9.63%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	-25.95%	5.35%	9.93%
Russell 1000® Index Financials	-13.72%	10.49%	13.67%
Russell 1000® Index	-16.38%	10.19%	12.66%

Expense ratios: 1.68% (Investor Class); 1.32% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-cap U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Large Cap Financial Fund returned -26.22%, underperforming both the Russell 1000® Index Financials (the Fund’s primary benchmark) and the Russell 1000® Index, which returned -13.72% and -16.38%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark predominantly stemmed from its overweight allocation to diversified financial companies, as well as stock selection within the Financials sector. Positive contributors to Fund performance included investments in Apple, Inc., Regions Financial Corporation, and M&T Bank Corporation. Among the biggest detractors from Fund performance during the period were PayPal Holdings, Inc., SoFi Technologies, Inc. and Block, Inc.

The Fund continues to own all the companies mentioned except SoFi Technologies, Inc. and Block, Inc.

Portfolio Strategy:

Historically, the Fund has been invested primarily in large-cap banks and, to a lesser degree, insurance, real estate, and asset managers. While we increased our exposure to electronic payment companies and other financial technology companies over the last few years, we have repositioned the Fund back towards large-cap banks and regional banks recently, as we believe the more traditional financial institutions currently offer better investment opportunities.

In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We believe the timing of changes in macro industry dynamics is difficult to predict and that greater opportunity exists by investing in companies that focus on the long term. We also try to identify companies that we expect will do better relative to peers in the current environment, which is characterized by rapidly rising interest rates, competitive loan markets, evolving electronic payment platforms, growing attention to costs, increasing potential for loan charge-offs, and business model repositioning.

Investment Commentary:

Given compelling relative valuations compared to the broader stock market as well as historical averages, we believe that attractive long-term opportunities exist within large-cap financial companies despite a challenging environment and increased economic

HENNESSY FUNDS	1-800-966-4354
7

uncertainty. While rising interest rates should continue to help increase net interest margins and overall profitability, it can also cause a decline in capital levels and slow loan growth. Many investors are concerned about asset quality, although the industry has yet to experience any notable increases in non-performing loans or charge-offs. We are reassured that the industry as a whole continues to have high levels of reserves and excess capital in case of any significant asset quality problems. Overall, we expect earnings and profitability to continue to increase and believe that valuations appear attractive, all positives for our Fund.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused on the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Citizens Financial Group, Inc.	5.72%
Bank of America Corp.	5.67%
JPMorgan Chase & Co.	5.50%
Wells Fargo & Co.	5.42%
Berkshire Hathaway, Inc., Class B	5.16%
Capital One Financial Corp.	4.98%
State Street Corp.	4.53%
Fifth Third Bancorp	4.52%
The Goldman Sachs Group, Inc.	4.52%
KeyCorp	4.25%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 91.67%	Number		% of
	of Shares	Value	Net Assets
Financials – 79.97%
Bank of America Corp.	72,000	$2,594,880	5.67%
Berkshire Hathaway, Inc., Class B (a)	8,000	2,360,720	5.16%
BlackRock, Inc.	600	387,546	0.85%
Capital One Financial Corp.	21,500	2,279,430	4.98%
Citigroup, Inc.	41,000	1,880,260	4.11%
Citizens Financial Group, Inc.	64,000	2,617,600	5.72%
Comerica, Inc.	25,000	1,762,500	3.85%
Fifth Third Bancorp	58,000	2,070,020	4.52%
Huntington Bancshares, Inc.	128,000	1,943,040	4.24%
JPMorgan Chase & Co.	20,000	2,517,600	5.50%
KeyCorp	109,000	1,947,830	4.25%
M&T Bank Corp.	7,000	1,178,590	2.57%
Morgan Stanley	20,000	1,643,400	3.59%
Regions Financial Corp.	12,000	263,400	0.58%
Signature Bank	11,500	1,823,095	3.98%
State Street Corp.	28,000	2,072,000	4.53%
The Goldman Sachs Group, Inc.	6,000	2,067,060	4.52%
The PNC Financial Services Group, Inc.	2,500	404,575	0.88%
Truist Financial Corp.	20,000	895,800	1.96%
U.S. Bancorp	15,000	636,750	1.39%
Wells Fargo & Co.	54,000	2,483,460	5.42%
Zions Bancorp NA	15,000	779,100	1.70%
		36,608,656	79.97%

Information Technology – 11.70%
Apple, Inc.	5,500	843,370	1.84%
Mastercard, Inc., Class A	4,500	1,476,810	3.23%
PayPal Holdings, Inc. (a)	16,000	1,337,280	2.92%
Visa, Inc., Class A	8,200	1,698,712	3.71%
		5,356,172	11.70%

Total Common Stocks
(Cost $36,081,067)		41,964,828	91.67%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

REITS – 6.80%	Number		% of
	of Shares	Value	Net Assets
Financials – 6.80%
AGNC Investment Corp.	110,000	$904,200	1.97%
Annaly Capital Management, Inc.	50,000	927,500	2.03%
Starwood Property Trust, Inc.	62,000	1,280,920	2.80%

Total REITS
(Cost $3,247,355)		3,112,620	6.80%

SHORT-TERM INVESTMENTS – 3.62%

Money Market Funds – 3.62%
First American Government Obligations Fund,
Institutional Class, 2.93% (b)	1,658,427	1,658,427	3.62%

Total Short-Term Investments
(Cost $1,658,427)		1,658,427	3.62%

Total Investments
(Cost $40,986,849) – 102.09%		46,735,875	102.09%
Liabilities in Excess of Other Assets – (2.09)%		(959,284)	(2.09)%

TOTAL NET ASSETS – 100.00%		$45,776,591	100.00%

Percentages are stated as a percent of net assets.

NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$36,608,656	$—	$—	$36,608,656
Information Technology	5,356,172	—	—	5,356,172
Total Common Stocks	$41,964,828	$—	$—	$41,964,828
REITS
Financials	$3,112,620	$—	$—	$3,112,620
Total REITS	$3,112,620	$—	$—	$3,112,620
Short-Term Investments
Money Market Funds	$1,658,427	$—	$—	$1,658,427
Total Short-Term Investments	$1,658,427	$—	$—	$1,658,427
Total Investments	$46,735,875	$—	$—	$46,735,875

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $40,986,849)	$46,735,875
Cash	11,440
Dividends and interest receivable	49,034
Receivable for fund shares sold	10,503
Prepaid expenses and other assets	16,028
Total assets	46,822,880

LIABILITIES:
Payable for securities purchased	410,654
Payable for fund shares redeemed	545,578
Payable to advisor	33,776
Payable to administrator	10,529
Payable to auditor	22,749
Accrued distribution fees	3,376
Accrued service fees	1,917
Accrued trustees fees	5,274
Accrued expenses and other payables	12,436
Total liabilities	1,046,289
NET ASSETS	$45,776,591

NET ASSETS CONSISTS OF:
Capital stock	$38,296,281
Total distributable earnings	7,480,310
Total net assets	$45,776,591

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$23,625,419
Shares issued and outstanding	952,453
Net asset value, offering price, and redemption price per share	$24.80

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$22,151,172
Shares issued and outstanding	882,256
Net asset value, offering price, and redemption price per share	$25.11

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income	$1,265,636
Interest income	17,937
Total investment income	1,283,573

EXPENSES:
Investment advisory fees (See Note 5)	518,101
Sub-transfer agent expenses – Investor Class (See Note 5)	53,767
Sub-transfer agent expenses – Institutional Class (See Note 5)	25,212
Administration, accounting, custody, and transfer agent fees (See Note 5)	76,387
Distribution fees – Investor Class (See Note 5)	42,271
Federal and state registration fees	34,417
Service fees – Investor Class (See Note 5)	28,180
Compliance expense (See Note 5)	24,516
Audit fees	22,743
Trustees’ fees and expenses	17,595
Reports to shareholders	11,019
Legal fees	1,004
Interest expense (See Note 7)	716
Other expenses	12,401
Total expenses	868,329
NET INVESTMENT INCOME	$415,244

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	3,448,215
Net change in unrealized appreciation/deprecation on investments:	(23,178,978)
Net loss on investments	(19,730,763)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,315,519)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
14

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income (loss)	$415,244	$(190,967)
Net realized gain on investments	3,448,215	4,934,331
Net change in unrealized
appreciation/depreciation on investments	(23,178,978)	21,198,437
Net increase (decrease) in net
assets resulting from operations	(19,315,519)	25,941,801

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,687,916)	—
Distributable earnings – Institutional Class	(1,797,726)	—
Total distributions	(3,485,642)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,685,032	10,760,638
Proceeds from shares subscribed – Institutional Class	11,877,575	24,725,649
Dividends reinvested – Investor Class	1,636,787	—
Dividends reinvested – Institutional Class	1,782,399	—
Cost of shares redeemed – Investor Class	(6,195,638)	(10,552,763)
Cost of shares redeemed – Institutional Class	(14,692,333)	(23,051,103)
Net increase (decrease) in net assets derived
from capital share transactions	(2,906,178)	1,882,421
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,707,339)	27,824,222

NET ASSETS:
Beginning of year	71,483,930	43,659,708
End of year	$45,776,591	$71,483,930

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	92,861	356,674
Shares sold – Institutional Class	380,400	786,529
Shares issued to holders as reinvestment
of dividends – Investor Class	50,270	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	54,242	—
Shares redeemed – Investor Class	(221,850)	(333,681)
Shares redeemed – Institutional Class	(536,409)	(744,960)
Net increase (decrease) in shares outstanding	(180,486)	64,562

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$35.32	$22.33		$22.63		$21.43		$22.02

0.15 (1)	(0.15	)(1)	(0.05	)(1)	(0.05	)(1)	(0.07)
(9.02)	13.14		(0.25)		1.84		0.48
(8.87)	12.99		(0.30)		1.79		0.41

(1.65)	—		—		(0.59)		(1.00)
(1.65)	—		—		(0.59)		(1.00)
$24.80	$35.32		$22.33		$22.63		$21.43

-26.22%	58.17%		-1.33%		8.75%		1.82%

$23.63	$36.42		$22.51		$23.63		$40.99
1.69%	1.68%		1.75%		1.82%		1.69%
0.55%	(0.47)%		(0.21)%		(0.23)%		(0.44)%
78%	62%		88%		83%		64%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$35.63	$22.44		$22.68	$21.39	$21.91

0.25 (1)	(0.03	)(1)	0.02 (1)	0.01 (1)	0.03
(9.10)	13.22		(0.26)	1.87	0.45
(8.85)	13.19		(0.24)	1.88	0.48

(1.67)	—		—	(0.59)	(1.00)
(1.67)	—		—	(0.59)	(1.00)
$25.11	$35.63		$22.44	$22.68	$21.39

-25.95%	58.78%		-1.06%	9.16%	2.16%

$22.15	$35.06		$21.15	$21.97	$8.85
1.33%	1.32%		1.45%	1.43%	1.34%
0.89%	(0.11)%		0.08%	0.05%	(0.07)%
78%	62%		88%	83%	64%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total Distributable
Earnings	Capital Stock
$(878,646)	$878,646

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing

HENNESSY FUNDS	1-800-966-4354
21

the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020 04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would

HENNESSY FUNDS	1-800-966-4354
23

be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $43,716,494 and $49,299,093, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

HENNESSY FUNDS	1-800-966-4354
25

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $20,181 and 3.50%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $1,896,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$42,121,163
Gross tax unrealized appreciation	$8,915,170
Gross tax unrealized depreciation	(4,300,458)
Net tax unrealized appreciation/(depreciation)	$4,614,712
Undistributed ordinary income	$127,166
Undistributed long-term capital gains	2,738,432
Total distributable earnings	$2,865,598
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$7,480,310

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	3,485,642	—
Total distributions	$3,485,642	$—

(1)  Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example,

HENNESSY FUNDS	1-800-966-4354
27

following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	1.52629
Institutional Class	1.54542

WWW.HENNESSYFUNDS.COM
28

NOTES TO THE FINANCIAL STATEMENTS/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
29

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
33

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 977.50	$8.52
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69

Institutional Class
Actual	$1,000.00	$ 979.30	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.71% for Investor Class shares or 1.41% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
35

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
38

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
39

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-5.60%	6.67%	10.74%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-5.21%	7.07%	11.14%
Russell 2000® Index Financials	-9.81%	4.99%	10.05%
Russell 2000® Index	-18.54%	5.56%	9.93%

Expense ratios: 1.58% (Investor Class); 1.20% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Small Cap Financial Fund returned -5.60%, outperforming both the Russell 2000® Index Financials (the Fund’s primary benchmark) and the Russell 2000® Index, which returned -9.81% and -18.54%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted predominantly from favorable stock selection, as well as a significantly overweight position in the Regional Banks sub-industry. Top contributors to Fund performance included Banner Corporation, First BanCorp, and Hancock Whitney Corporation. Conversely, the largest detractors from performance were Silvergate Capital Corporation (Class A), PacWest Bancorp, and ConnectOne Bancorp, Inc. In general, regional banks and other smaller, more traditional banking institutions performed relatively well this year compared to the broader stock market as well as other types of financials.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

Generally, the Fund invests more heavily within the Financials sector in regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, strong balance sheets, and sustainable earnings growth opportunities. Moreover, we seek to identify companies that we expect will do better than peers in the current environment, which is characterized by rapidly rising interest rates, competitive loan markets, growing attention to costs, and the potential for increased loan charge-offs. Finally, we believe the timing of changes in macro industry dynamics is difficult to predict, and we prefer to focus on companies that remain competitive over the long term.

Investment Commentary:

We continue to believe that attractive long-term opportunities exist within our investable universe of small-cap financials, despite a challenging environment and increased economic uncertainty. While rising interest rates should continue to help increase net interest margins and overall profitability, it can also cause a decline in capital levels and loan growth. While earnings and profitability are expected to continue to increase, many investors are concerned about asset quality, although the industry has yet to experience any notable increase in non-performing loans or charge-offs. Furthermore, we are reassured that the industry as a whole continues to have high levels of reserves and excess capital, albeit declining somewhat due to rising rates. While the current environment offers both benefits and challenges to many of our holdings, we continue to believe that valuations are attractive, given that banks are trading at a steep discount to the broader market and to their long-term historical averages.

HENNESSY FUNDS	1-800-966-4354
7

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused on the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Old National Bancorp	5.42%
Hancock Whitney Corp.	5.31%
Independent Bank Corp.	5.06%
First BanCorp.	5.00%
First Citizens BancShares, Inc.	4.99%
Texas Capital Bancshares, Inc.	4.75%
Associated Banc-Corp.	4.72%
Banner Corp.	4.61%
Lakeland Bancorp, Inc.	4.24%
Hingham Institution for Savings	4.14%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 95.25%	Number		% of
	of Shares	Value	Net Assets
Financials – 95.25%
Associated Banc-Corp.	220,000	$5,357,000	4.72%
BankUnited, Inc.	35,000	1,258,250	1.11%
Banner Corp.	70,000	5,232,500	4.61%
Cadence Bank	76,000	2,101,400	1.85%
Cambridge Bancorp	38,000	3,338,300	2.94%
ConnectOne Bancorp, Inc.	150,000	3,757,500	3.31%
Customers Bancorp, Inc. (a)	58,000	1,954,020	1.72%
Eastern Bankshares, Inc.	163,000	3,124,710	2.75%
First BanCorp. (b)	360,000	5,684,400	5.00%
First Citizens BancShares, Inc.	6,900	5,672,628	4.99%
Flushing Financial Corp.	160,000	3,152,000	2.78%
Hancock Whitney Corp.	108,000	6,033,960	5.31%
Hingham Institution for Savings	19,000	4,697,750	4.14%
HomeTrust Bancshares, Inc.	135,000	3,244,050	2.86%
Independent Bank Corp.	66,000	5,742,660	5.06%
Kearny Financial Corp. of Maryland	255,000	2,585,700	2.28%
Lakeland Bancorp, Inc.	258,000	4,811,700	4.24%
Luther Burbank Corp.	55,000	694,650	0.61%
New York Community Bancorp, Inc.	320,000	2,979,200	2.62%
Northeast Community Bancorp, Inc.	260,000	3,421,600	3.01%
OceanFirst Financial Corp.	205,000	4,628,900	4.08%
Old National Bancorp	315,000	6,161,400	5.42%
Orange County Bancorp, Inc.	19,000	842,270	0.74%
PacWest Bancorp	140,000	3,480,400	3.06%
Shore Bancshares, Inc.	73,000	1,455,620	1.28%
Silvergate Capital Corp. (a)	5,500	312,180	0.27%
Synovus Financial Corp.	10,000	398,500	0.35%
Texas Capital Bancshares, Inc. (a)	90,000	5,400,000	4.75%
Western New England Bancorp, Inc.	435,000	3,806,250	3.35%
Wintrust Financial Corp.	27,000	2,527,740	2.23%
WSFS Financial Corp.	93,000	4,330,080	3.81%
		108,187,318	95.25%

Total Common Stocks
(Cost $80,337,415)		108,187,318	95.25%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 5.49%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 5.49%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	5,674,000	$5,674,000	5.00%
First American Treasury Obligations Fund,
Institutional Class, 3.07% (c)	558,184	558,184	0.49%

Total Short-Term Investments
(Cost $6,232,184)		6,232,184	5.49%

Total Investments
(Cost $86,569,599) – 100.74%		114,419,502	100.74%
Liabilities in Excess of Other Assets – (0.74)%		(844,500)	(0.74)%

TOTAL NET ASSETS – 100.00%		$113,575,002	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$108,187,318	$—	$—	$108,187,318
Total Common Stocks	$108,187,318	$—	$—	$108,187,318
Short-Term Investments
Money Market Funds	$6,232,184	$—	$—	$6,232,184
Total Short-Term Investments	$6,232,184	$—	$—	$6,232,184
Total Investments	$114,419,502	$—	$—	$114,419,502

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $86,569,599)	$114,419,502
Dividends and interest receivable	79,292
Receivable for fund shares sold	22,240
Prepaid expenses and other assets	21,334
Total assets	114,542,368

LIABILITIES:
Payable for securities purchased	781,842
Payable for fund shares redeemed	5,129
Payable to advisor	85,432
Payable to administrator	23,061
Payable to auditor	22,749
Accrued distribution fees	14,566
Accrued service fees	7,577
Accrued trustees fees	6,133
Accrued expenses and other payables	20,877
Total liabilities	967,366
NET ASSETS	$113,575,002

NET ASSETS CONSISTS OF:
Capital stock	$79,043,743
Total distributable earnings	34,531,259
Total net assets	$113,575,002

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$93,403,053
Shares issued and outstanding	3,169,128
Net asset value, offering price, and redemption price per share	$29.47

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$20,171,949
Shares issued and outstanding	1,170,122
Net asset value, offering price, and redemption price per share	$17.24

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$3,013,457
Interest income	46,027
Total investment income	3,059,484

EXPENSES:
Investment advisory fees (See Note 5)	1,188,941
Sub-transfer agent expenses – Investor Class (See Note 5)	206,577
Sub-transfer agent expenses – Institutional Class (See Note 5)	18,334
Distribution fees – Investor Class (See Note 5)	159,602
Administration, accounting, custody, and transfer agent fees (See Note 5)	159,143
Service fees – Investor Class (See Note 5)	106,401
Federal and state registration fees	47,878
Compliance expense (See Note 5)	24,504
Audit fees	22,743
Trustees’ fees and expenses	19,902
Reports to shareholders	15,291
Interest expense (See Note 7)	7,476
Legal fees	2,399
Other expenses	23,299
Total expenses	2,002,490
NET INVESTMENT INCOME	$1,056,994

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$12,617,156
Net change in unrealized appreciation/depreciation on investments	(22,730,488)
Net loss on investments	(10,113,332)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,056,338)

(1)	Net of foreign taxes withheld of $20,150.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
14

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income	$1,056,994	$1,237,630
Net realized gain on investments	12,617,156	7,181,600
Net change in unrealized
appreciation/depreciation on investments	(22,730,488)	46,273,638
Net increase (decrease) in net
assets resulting from operations	(9,056,338)	54,692,868

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,276,583)	(640,077)
Distributable earnings – Institutional Class	(587,596)	(266,480)
Total distributions	(1,864,179)	(906,557)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	21,043,349	89,150,331
Proceeds from shares subscribed – Institutional Class	13,669,099	23,725,263
Dividends reinvested – Investor Class	1,243,912	621,958
Dividends reinvested – Institutional Class	549,827	237,659
Cost of shares redeemed – Investor Class	(60,100,417)	(49,466,414)
Cost of shares redeemed – Institutional Class	(24,017,634)	(11,517,594)
Net increase (decrease) in net assets
derived from capital share transactions	(47,611,864)	52,751,203
TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,532,381)	106,537,514

NET ASSETS:
Beginning of year	172,107,383	65,569,869
End of year	$113,575,002	$172,107,383

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	685,704	3,020,767
Shares sold – Institutional Class	758,917	1,373,793
Shares issued to holders as reinvestment
of dividends – Investor Class	39,265	28,361
Shares issued to holders as reinvestment
of dividends – Institutional Class	29,680	18,452
Shares redeemed – Investor Class	(1,998,475)	(1,754,093)
Shares redeemed – Institutional Class	(1,345,808)	(688,529)
Net increase (decrease) in shares outstanding	(1,830,717)	1,998,751

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$31.52	$17.46	$21.60	$21.96	$26.02

0.22 (1)	0.25 (1)	0.16 (1)	0.10 (1)	0.03
(1.96)	14.01	(3.55)	0.93	(2.12)
(1.74)	14.26	(3.39)	1.03	(2.09)

(0.22)	(0.20)	(0.09)	(0.07)	0.00 (2)
(0.09)	—	(0.66)	(1.32)	(1.97)
(0.31)	(0.20)	(0.75)	(1.39)	(1.97)
$29.47	$31.52	$17.46	$21.60	$21.96

-5.60%	82.20%	-16.37%	5.27%	-8.79%

$93.40	$140.03	$54.96	$89.36	$122.00
1.59%	1.58%	1.65%	1.58%	1.54%
0.72%	0.90%	0.96%	0.47%	0.11%
27%	28%	75%	46%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$18.57	$10.37	$12.92	$13.28	$15.69

0.20 (1)	0.21 (1)	0.13 (1)	0.10 (1)	0.07
(1.14)	8.26	(2.10)	0.54	(1.27)
(0.94)	8.47	(1.97)	0.64	(1.20)

(0.34)	(0.27)	(0.19)	(0.18)	(0.02)
(0.05)	—	(0.39)	(0.82)	(1.19)
(0.39)	(0.27)	(0.58)	(1.00)	(1.21)
$17.24	$18.57	$10.37	$12.92	$13.28

-5.21%	82.88%	-16.05%	5.57%	-8.42%

$20.17	$32.08	$10.61	$20.74	$35.66
1.22%	1.20%	1.29%	1.23%	1.15%
1.13%	1.31%	1.27%	0.84%	0.51%
27%	28%	75%	46%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(4,017,913)	$4,017,913

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing

HENNESSY FUNDS	1-800-966-4354
21

the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020 04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the

HENNESSY FUNDS	1-800-966-4354
23

security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $34,261,038 and $83,013,815, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family

HENNESSY FUNDS	1-800-966-4354
25

(collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $216,471 and 3.41%, respectively. The interest expensed by the Fund during fiscal year 2022 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2022 was $15,682,000. As of October 31, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$88,473,838
Gross tax unrealized appreciation	$29,900,101
Gross tax unrealized depreciation	(3,954,437)
Net tax unrealized appreciation/(depreciation)	$25,945,664
Undistributed ordinary income	$252,167
Undistributed long-term capital gains	8,333,428
Total distributable earnings	$8,585,595
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$34,531,259

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$1,378,796	$906,557
Long-term capital gains	485,383	—
Total distributions	$1,864,179	$906,557

(1)  Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to

HENNESSY FUNDS	1-800-966-4354
27

sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2022, capital gains were declared and paid to shareholders of record on December 7, 2022, as follows:

Long-term
Investor Class	2.16533
Institutional Class	1.26700

WWW.HENNESSYFUNDS.COM
28

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

HENNESSY FUNDS	1-800-966-4354
29

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

HENNESSY FUNDS	1-800-966-4354
31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
33

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$1,075.50	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

Institutional Class
Actual	$1,000.00	$1,078.20	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Investor Class shares or 1.25% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
35

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
38

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
39

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2022

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2022

Dear Hennessy Funds Shareholder:

What a year it has been. By the close of the second trading day of 2022, we witnessed new all-time highs in both the S&P 500® Index and the Dow Jones Industrial Average, while the Nasdaq Composite Index hit its all-time high in November 2021. The market’s triumph was short lived, however. By the last day of our fiscal year on October 31, 2022, all three major indices were down significantly, with bleak year-to-date total returns of -8.42%, -17.70%, and -29.32% for the Dow, the S&P 500, and the Nasdaq, respectively.  After almost 13 years of incredible resilience following the Financial Crisis of 2008, the equity markets have been shaken by stinging inflation, rapidly rising interest rates, soaring energy costs, and slowing economic growth teetering on recession. While many investors would like to forget 2022, we prefer to maintain perspective in this market downturn.

Time, time, time…. is on my side, yes, it is!
-Rolling Stones, 1964

We believe time is on our side… when it comes to investing. Experiencing negative market movements on any given day can seem disappointing. Downdrafts lasting a month can feel relentless. Almost a full year of negative returns with little respite along the way? That is downright painful. However, equities generally trend up and to the right. Over the past 100 calendar years, the Dow had an average annual total return of 10.25%. While we admit that long-term returns like these make it easy to be a “consummate bull,” market bulls have been right over the long-term. Yet over shorter periods, market returns can be “choppy.”

Looking at the chart below depicting annual total returns of the Dow Jones Industrial Average from 1950 to 2021, we see how volatile the market can be on an annual basis.  Investors experienced 16 years of negative returns during this time, the most painful being -31.93% in 2008.

Time is what smooths out choppy markets. When we extend our investing intervals, and stop focusing on annual returns, the ups and downs feel less and less – and appear less and less. The two charts below depict the three-year and five-year rolling average total returns of the Dow over the same time period as the chart above. Each chart shows decreased volatility, with lower peaks and higher troughs, even though the charts show the same cumulative return of the Dow over the past 71 full calendar years.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

When we extend our chart out to ten-year rolling averages, we can clearly see how investing over the long-term can make an investor bullish. In the past 71 years, there has never been a negative 10-year rolling average total return of the Dow. Never. The worst ten-year rolling average total return was a positive 0.29%, from 1965 to 1974, a period including the Great Inflation of the 1970s marked by dismal total returns of -13.28% in 1973 and -23.58% in 1974. The ten-year period from 2000 to 2009, which included the Financial Crisis of 2008, produced a positive average annual total return of 1.31%. Note that in the chart below, the line never crosses below zero.

HENNESSY FUNDS	1-800-966-4354
3

When it comes to investing, time, time, time… is on our side, yes, it is! This is why we invest for the long term at Hennessy, focusing on fundamentals, valuations, and strong businesses, ever mindful of downside risk.

Value investing proved its worth this year, and many of our Funds did as well. The Russell 1000® Value Index was only down -7.00% during our fiscal year ended October 31, 2022, trouncing the Russell 1000® Growth Index’s total return of -24.60%. In addition, most of our Funds outperformed the broader market as well as their benchmarks. During the twelve months ended October 31, 2022, the Dow, the S&P 500, and the Nasdaq dropped -6.74%, -14.61%, and -28.56%, respectively, on a total return basis. During this time period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 11 of our 14 domestic Funds outperformed the S&P 500, and over two-thirds of our actively managed, domestic funds outperformed their primary benchmarks.

Top performers of the year included three of our Funds focused on the Energy and Utilities sectors. These sectors have benefitted from the rising cost of energy, as well as an increase in demand that has outpaced growth in supply. The Hennessy Energy Transition Fund, the Hennessy Midstream Fund, and the Hennessy Gas Utility Fund performed exceptionally well with positive total returns of 49.24%, 24.03%, and 10.14%, respectively, during the twelve-month period ended October 31, 2022. On a different note, our two international funds continue to be adversely affected by softening economies in Asia, rising interest rates, and growth to value rotation. The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund experienced negative total returns of -37.86% and -27.35%, respectively, during our fiscal year.

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. We believe that the prospect of slower economic growth may dampen inflationary pressures. While the Federal Reserve has raised rates several times in calendar 2022, we believe tempered inflation will allow the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. We remain bullish on equities long term. The unemployment rate is near record lows, there are elevated levels of cash on the balance sheets of U.S. companies, and there is the prospect of a more dovish Federal Reserve in 2023. While

WWW.HENNESSYFUNDS.COM
4

LETTER TO SHAREHOLDERS

volatility and uncertainty may continue to impact the markets in the short term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds, and we are grateful for your trust. While we always prefer to post only positive returns for our shareholders, we are pleased that many of our Funds held up better than the broader market during this challenging year. If you have any questions or would like to speak with us, please call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2022

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	-26.44%	8.97%	10.27%
Hennessy Technology Fund –
Institutional Class (HTCIX)	-26.28%	9.24%	10.58%
Nasdaq Composite Index	-28.56%	11.32%	15.20%
S&P 500® Index	-14.61%	10.44%	12.79%

Expense ratios:	Gross 2.79%, Net 1.23%(1) (Investor Class);
Gross 2.44%, Net 0.98%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2023.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The Nasdaq Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2022, the Investor Class of the Hennessy Technology Fund returned -26.44%, outperforming the Nasdaq Composite Index (the Fund’s primary benchmark), which returned -28.56%, and underperforming the S&P 500® Index, which returned -14.61%, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted predominantly from stock selection within the Information Technology sector. Among the holdings that contributed the most to Fund performance were CommScope Holding Company, Inc., a network infrastructure solutions provider, Sanmina Corporation, a contract manufacturing services company, and Extreme Networks, Inc., a provider of cloud-driven network solutions. Among the holdings that detracted the most from Fund performance were DocuSign, Inc., a provider of electronic signature solutions, Shutterstock, Inc., a global marketplace for commercial digital imagery, and 1-800-Flowers.com, Inc. (Class A), an e-commerce provider of floral products and gifts.

The Fund continues to own all the companies mentioned except CommScope and 1-800-Flowers.com.

Portfolio Strategy:

The Fund utilizes a formula-based investment strategy designed to identify technology-related stocks that (1) exhibit strong cash flows and profits, (2) demonstrate the ability to sustain profitability, (3) have historically delivered returns in excess of their cost of capital, (4) have attractive balance sheet risk profiles, and (5) trade at attractive relative valuations.

Investment Commentary:

Notwithstanding a difficult market environment over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even as interest rates rise. While the Federal Reserve has raised rates several times throughout this calendar year, we believe that the prospect of slower economic growth may dampen inflationary pressures. With this possibility comes the potential for the Federal Reserve to take a more neutral stance toward future rate hikes. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2023, we remain bullish on equities long-term.

We believe that the outlook for technology-related stocks is also positive. Earnings growth for technology companies, as measured by the technology-heavy Nasdaq Composite Index, has been outpacing earnings growth for the market by a significant margin. We believe that many technology stocks remain attractive compared to the broader stock market, especially given the decline in technology stocks broadly over the past year.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities

HENNESSY FUNDS	1-800-966-4354
7

may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

WWW.HENNESSYFUNDS.COM
8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2022

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Extreme Networks, Inc.	2.02%
A10 Networks, Inc.	1.85%
Enphase Energy, Inc.	1.85%
Check Point Software Technologies Ltd.	1.83%
Hewlett Packard Enterprise Co.	1.82%
Sanmina Corp.	1.82%
ScanSource, Inc.	1.79%
Visa, Inc., Class A	1.79%
Kimball Electronics, Inc.	1.78%
Sciplay Corp.	1.77%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
9

COMMON STOCKS – 97.31%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.27%
Sciplay Corp. (a)	6,790	$94,992	1.77%
Shutterstock, Inc.	1,619	80,999	1.50%
		175,991	3.27%

Consumer Discretionary – 1.31%
Etsy, Inc. (a)	749	70,338	1.31%

Information Technology – 92.73%
A10 Networks, Inc.	5,906	99,221	1.85%
Accenture PLC, Class A (b)	316	89,712	1.67%
Adobe, Inc. (a)	290	92,365	1.72%
Apple, Inc.	618	94,764	1.76%
Applied Materials, Inc.	988	87,231	1.62%
Arrow Electronics, Inc. (a)	883	89,413	1.66%
ASML Holding NV – ADR (b)	185	87,398	1.63%
Atlassian Corp. (a)	352	71,361	1.33%
Autodesk, Inc. (a)	422	90,435	1.68%
Automatic Data Processing, Inc.	362	87,495	1.63%
Avnet, Inc.	2,217	89,101	1.66%
Cadence Design Systems, Inc. (a)	509	77,058	1.43%
CDW Corp.	541	93,490	1.74%
Check Point Software Technologies Ltd. (a)(b)	760	98,215	1.83%
CommVault Systems, Inc. (a)	1,539	93,710	1.74%
Crowdstrike Holdings, Inc. (a)	482	77,698	1.45%
Dell Technologies, Inc.	2,271	87,206	1.62%
Dlocal Ltd. (a)(b)	3,644	81,261	1.51%
DocuSign, Inc. (a)	1,597	77,135	1.43%
Enphase Energy, Inc. (a)	324	99,468	1.85%
Extreme Networks, Inc. (a)	6,046	108,465	2.02%
Fortinet, Inc. (a)	1,600	91,456	1.70%
Gartner, Inc. (a)	290	87,557	1.63%
Hewlett Packard Enterprise Co.	6,855	97,821	1.82%
Intel Corp.	3,161	89,867	1.67%
Jabil, Inc.	1,388	89,179	1.66%
Kimball Electronics, Inc. (a)	4,639	95,888	1.78%
KLA-Tencor Corp.	262	82,910	1.54%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
KnowBe4, Inc. (a)	3,850	$94,633	1.76%
Lam Research Corp.	220	89,052	1.66%
Mastercard, Inc., Class A	286	93,860	1.75%
Microsoft Corp.	348	80,781	1.50%
MKS Instruments, Inc.	971	79,768	1.48%
NetApp, Inc.	1,304	90,328	1.68%
Palo Alto Networks, Inc. (a)	486	83,393	1.55%
Paychex, Inc.	740	87,549	1.63%
Paycom Software, Inc. (a)	246	85,116	1.58%
Pure Storage, Inc. (a)	2,968	91,592	1.70%
Qorvo, Inc. (a)	993	85,477	1.59%
QUALCOMM, Inc.	688	80,950	1.51%
Sanmina Corp. (a)	1,741	97,583	1.82%
ScanSource, Inc. (a)	3,099	96,007	1.79%
Seagate Technology Holdings PLC (b)	1,540	76,476	1.42%
ServiceNow, Inc. (a)	202	84,989	1.58%
SMART Global Holdings, Inc. (a)(b)	5,395	72,994	1.36%
Splunk, Inc. (a)	1,105	91,837	1.71%
STMicroelectronics NV – ADR (b)	2,503	77,893	1.45%
StoneCo Ltd. (a)(b)	7,268	76,314	1.42%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (b)	1,169	71,952	1.34%
Telefonaktiebolaget LM Ericsson – ADR (b)	13,950	77,702	1.45%
Teradata Corp. (a)	2,709	85,577	1.59%
Texas Instruments, Inc.	517	83,046	1.54%
The Western Union Co.	6,101	82,425	1.53%
Visa, Inc., Class A	464	96,122	1.79%
Vishay Intertechnology, Inc.	4,435	92,736	1.72%
Vontier Corp.	4,798	91,642	1.70%
Western Digital Corp. (a)	2,349	80,735	1.50%
		4,985,409	92.73%

Total Common Stocks
(Cost $5,349,607)		5,231,738	97.31%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

SHORT-TERM INVESTMENTS – 2.96%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.96%
First American Government Obligations Fund,
Institutional Class, 2.93% (c)	158,909	$158,909	2.96%

Total Short-Term Investments
(Cost $158,909)		158,909	2.96%

Total Investments
(Cost $5,508,516) – 100.27%		5,390,647	100.27%
Liabilities in Excess of Other Assets – (0.27)%		(14,390)	(0.27)%

TOTAL NET ASSETS – 100.00%		$5,376,257	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2022.

Summary of Fair Value Exposure as of October 31, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$175,991	$—	$—	$175,991
Consumer Discretionary	70,338	—	—	70,338
Information Technology	4,985,409	—	—	4,985,409
Total Common Stocks	$5,231,738	$—	$—	$5,231,738
Short-Term Investments
Money Market Funds	$158,909	$—	$—	$158,909
Total Short-Term Investments	$158,909	$—	$—	$158,909
Total Investments	$5,390,647	$—	$—	$5,390,647

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2022

ASSETS:
Investments in securities, at value (cost $5,508,516)	$5,390,647
Dividends and interest receivable	1,616
Prepaid expenses and other assets	14,040
Due from advisor	4,332
Total assets	5,410,635

LIABILITIES:
Payable to auditor	22,747
Accrued distribution fees	685
Accrued service fees	323
Accrued trustees fees	4,694
Accrued expenses and other payables	5,929
Total liabilities	34,378
NET ASSETS	$5,376,257

NET ASSETS CONSISTS OF:
Capital stock	$6,388,291
Accumulated deficit	(1,012,034)
Total net assets	$5,376,257

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$3,988,788
Shares issued and outstanding	269,287
Net asset value, offering price, and redemption price per share	$14.81

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,387,469
Shares issued and outstanding	90,893
Net asset value, offering price, and redemption price per share	$15.26

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Statement of Operations for the year ended October 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$79,326
Interest income	1,039
Total investment income	80,365

EXPENSES:
Investment advisory fees (See Note 5)	47,434
Federal and state registration fees	30,649
Compliance expense (See Note 5)	24,520
Audit fees	22,743
Administration, accounting, custody, and transfer agent fees (See Note 5)	19,370
Trustees’ fees and expenses	16,027
Distribution fees – Investor Class (See Note 5)	7,213
Reports to shareholders	6,624
Sub-transfer agent expenses – Investor Class (See Note 5)	5,939
Sub-transfer agent expenses – Institutional Class (See Note 5)	629
Service fees – Investor Class (See Note 5)	4,809
Legal fees	101
Other expenses	4,903
Total expenses before waivers and reimbursements	190,961
Service provider expense waiver (See Note 5)	(19,370)
Expense reimbursement from advisor – Investor Class (See Note 5)	(73,628)
Expense reimbursement from advisor – Institutional Class (See Note 5)	(23,122)
Net expenses	74,841
NET INVESTMENT INCOME	$5,524

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(867,706)
Net change in unrealized appreciation/depreciation on investments	(1,169,054)
Net loss on investments	(2,036,760)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,031,236)

(1)	Net of foreign taxes withheld and issuance fees of $4,740.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
OPERATIONS:
Net investment income (loss)	$5,524	$(1,224)
Net realized gain (loss) on investments	(867,706)	2,211,486
Net change in unrealized
appreciation/depreciation on investments	(1,169,054)	358,442
Net increase (decrease) in net
assets resulting from operations	(2,031,236)	2,568,704

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,498,176)	(493,580)
Distributable earnings – Institutional Class	(513,645)	(175,930)
Total distributions	(2,011,821)	(669,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	265,541	917,272
Proceeds from shares subscribed – Institutional Class	89,997	57,969
Dividends reinvested – Investor Class	1,465,101	482,162
Dividends reinvested – Institutional Class	513,645	175,930
Cost of shares redeemed – Investor Class	(779,866)	(1,006,346)
Cost of shares redeemed – Institutional Class	(262,162)	(125,590)
Net increase in net assets derived
from capital share transactions	1,292,256	501,397
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,750,801)	2,400,591

NET ASSETS:
Beginning of year	8,127,058	5,726,467
End of year	$5,376,257	$8,127,058

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	16,191	35,433
Shares sold – Institutional Class	5,427	2,256
Shares issued to holders as reinvestment
of dividends – Investor Class	73,365	21,237
Shares issued to holders as reinvestment
of dividends – Institutional Class	25,019	7,528
Shares redeemed – Investor Class	(45,743)	(38,822)
Shares redeemed – Institutional Class	(14,199)	(4,863)
Net increase in shares outstanding	60,060	22,769

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$26.89		$20.50		$18.90		$18.04		$18.46

0.00	(1)(2)	(0.02	)(1)	0.02	(1)	(0.03	)(1)	(0.05)
(5.38)		8.82		2.10		3.15		1.26
(5.38)		8.80		2.12		3.12		1.21

—		(0.04)		—		—		—
(6.70)		(2.37)		(0.52)		(2.26)		(1.63)
(6.70)		(2.41)		(0.52)		(2.26)		(1.63)
$14.81		$26.89		$20.50		$18.90		$18.04

-26.44%		45.11%		11.42%		20.47%		7.25%

$3.99		$6.06		$4.26		$3.89		$3.31

3.06%		2.79%		3.45%		3.84%		3.70%
1.23	%(3)	1.23	%(3)	1.23	%(3)	1.23%		1.23%

(1.81)%		(1.64)%		(2.12)%		(2.80)%		(2.83)%
0.02%		(0.08)%		0.10%		(0.19)%		(0.36)%
151%		200%		192%		185%		225%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Certain service provider expenses were voluntarily waived during the fiscal year.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022		2021		2020		2019	2018

$27.65		$21.08		$19.40		$18.47	$18.85

0.05	(1)	0.05	(1)	0.07	(1)	0.01 (1)	0.01
(5.55)		9.06		2.15		3.23	1.28
(5.50)		9.11		2.22		3.24	1.29

—		(0.11)		(0.01)		—	—
(6.89)		(2.43)		(0.53)		(2.31)	(1.67)
(6.89)		(2.54)		(0.54)		(2.31)	(1.67)
$15.26		$27.65		$21.08		$19.40	$18.47

-26.28%		45.49%		11.67%		20.77%	7.54%

$1.39		$2.06		$1.47		$1.34	$1.09

2.73%		2.44%		3.08%		3.47%	3.27%
0.98	%(2)	0.98	%(2)	0.98	%(2)	0.98%	0.98%

(1.48)%		(1.29)%		(1.74)%		(2.43)%	(2.41)%
0.27%		0.17%		0.36%		0.06%	(0.12)%
151%		200%		192%		185%	225%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
19

Financial Statements

Notes to the Financial Statements October 31, 2022

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2022 are as follows:

Total
Distributable
Earnings	Capital Stock
$(347)	$347

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing

HENNESSY FUNDS	1-800-966-4354
21

the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS	1-800-966-4354
23

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2022 were $9,561,795 and $10,166,085, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2023.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

Advisor recoups such expenses. As of October 31, 2022, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2023	2024	2025	Total
Investor Class	$86,892	$75,956	$73,628	$236,476
Institutional Class	$27,643	$23,799	$23,122	$74,564

The Advisor did not recoup expenses from the Fund during fiscal year 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2022 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2022 are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
25

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and, for a portion of the fiscal year, the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and, for a portion of the fiscal year, for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2022 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,559,041
Gross tax unrealized appreciation	$675,280
Gross tax unrealized depreciation	(843,674)
Net tax unrealized appreciation/(depreciation)	$(168,394)
Undistributed ordinary income	$9,231
Undistributed long-term capital gains	—
Total distributable earnings	$9,231
Other accumulated gain/(loss)	$(852,871)
Total accumulated gain/(loss)	$(1,012,034)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

WWW.HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2022 and 2021, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Ordinary income(1)	$1,183,102	$239,745
Long-term capital gains	828,719	429,765
Total distributions	$2,011,821	$669,510

(1)  Ordinary income includes short-term capital gains.

9).  MARKET DISRUPTION AND GEOPOLITICAL RISKS

Certain local, regional, or global events such as wars, terrorism, pandemics or other public health mattes, and other geopolitical events could have a significant impact on securities markets generally or individual securities or instruments. For example, following Russia’s invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia. Similarly, in June 2021, the President of the United States signed an Executive Order affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time and the Advisor may be forced to hold securities it desires to sell or to sell securities it desires to buy, or the Advisor may not be able to participate in an investment it otherwise believes is attractive. The occurrence and duration of these types of events are hard to predict and could adversely affect the Fund’s performance.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2022

WWW.HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
86
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
75		Sheriff of Marin County, California
Trustee		from 1996 – June 2022.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
48	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area
	as a Trustee	and Liverpool, UK and staff across
nine states in the U.S.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
77		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
41		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the North Valley Hospital Area
since 2021. From 2018 to 2021, he
served as the Chief Executive Officer
of Sutter Roseville Medical Center.
From 2016 through 2018, he served
as the Vice President of Strategy for
the Sutter Health Valley Area, which
includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees,
and 1,900 physicians.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
58		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
66	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
56		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
66		since 2000 and currently serves as its Executive Vice President.
Executive Vice President’
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
50		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
45		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
64		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
50		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
49		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2022 –
	May 1, 2022	October 31, 2022	October 31, 2022
Investor Class
Actual	$1,000.00	$ 925.60	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$ 926.50	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.34%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 5.48%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 1, 2022. The report covered the period from June 1, 2021, through May 31, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM
36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and review of federal and state tax returns. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2022	FYE 10/31/2021
(a) Audit Fees	$315,800	$313,200
(b) Audit-Related Fees	-	-
(c) Tax Fees	$67,400	$66,600
(d) All Other Fees	-	-

(e)(1) The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax, and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The principal accountant has not provided any non-audit services in the last two fiscal years to the registrant, to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(h) In assessing the independence of the registrant’s principal accountant, the board of trustees noted that the principal accountant has not provided any non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

(a) The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:  January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: January 9, 2023

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: January 9, 2023